UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-01436
                                   ---------------------------------------------
                           CAPSTONE SERIES FUND, INC.
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               (Exact name of registrant as specified in charter)
5847 SAN FELIPE, SUITE 4100, HOUSTON, TX                         77057
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         (Address of principal executive offices)              (Zip code)
CITI FUND SERVICES, 3435 STELZER ROAD, COLUMBUS, OHIO             43219
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       (Name and address of agent for service)
Registrant's telephone number, including area code: 800-262-6631
                                                   -------------------
Date of fiscal year end: April 30, 2008
                        ------------------------
Date of reporting period: October 31, 2007
                         -----------------------

    Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

    A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

        Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

     October 31, 2007

                                [LOGO OF STEWARD]
                                   STEWARD(SM)
                                -----------------
                                  MUTUAL FUNDS

                                  STEWARD FUNDS
                                  MANAGING WEALTH, PROTECTING VALUES

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     SEMI-ANNUAL REPORT
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

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TABLE OF CONTENTS
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
Letter to Shareholders .................................................      2

Steward Funds Cultural Screening .......................................      3

Manager Commentary .....................................................      4

Industry Diversification Schedules .....................................     11

Schedules of Portfolio Investments .....................................     17

Financial Statements ...................................................     62

Notes to Financials ....................................................     74

General Information ....................................................     79

                                                              SEMI-ANNUAL REPORT

[LOGO OF STEWARD]                              Steward Multi-Manager Equity Fund
   STEWARD(SM)
----------------                            Steward Domestic All-Cap Equity Fund
  MUTUAL FUNDS
                                                   Steward Small-Cap Equity Fund
MANAGING WEALTH, PROTECTING VALUES
    FAITH-BASED SCREENED FUNDS                 Steward International Equity Fund

                                                        Steward Select Bond Fund

                                             Steward Short-Term Select Bond Fund

                                                                October 31, 2007

Dear Shareholder:

We are pleased to present the Semi Annual Report for the Steward Funds for the period ending October 31, 2007. The Semi Annual Report includes commentary from our independent screening firm, Steward Fund Consulting, as well as market commentaries, performance reviews and outlook from the portfolio managers.

STEWARD FUNDS OFFER DIVERSIFICATION TO YOUR PORTFOLIO
The asset allocation decision is one of the most important decisions an investor will make, and the Steward Funds make it possible to achieve a diverse asset allocation for your investment portfolio. The Funds offer you fixed, small-cap equity, all-cap equity and international equity for your investing solutions.

WHAT ARE THE STEWARD FUNDS' CULTURAL SCREENS?
Did you know that cultural screens are applied to all of the investments within the Steward Funds family? The Steward Funds seek to avoid investment in pornography, abortion, as well as companies that are substantial producers of alcohol, gambling and tobacco. The Funds' independent screening resource firm, Steward Fund Consulting, Inc., has extensive experience in the cultural values-based investing business and brings a wealth of knowledge of screening for Christian based investors. I think you will find their enclosed commentary of interest.

WE THANK YOU FOR YOUR CONTINUED INVESTMENT WITH THE STEWARD FUNDS
Your business is important to us. The current total net assets of the Funds' are nearing $500 million. This growth would not have been possible without the many referrals that we have received, as well as your continued investment. For more information on the Steward Funds, we invite you to visit our website at www.stewardmutualfunds.com or call us at 800.262.6631. We look forward to fulfilling your investment needs for many years to come.

Sincerely,                    [PHOTO OF ED JAROSKI]

/s/ Ed Jaroski

Ed Jaroski
President
Steward Funds

STEWARD FUNDS CULTURAL SCREENING

                                                  Period ending October 31, 2007

Dear Steward Mutual Fund Shareholder:

The Steward Mutual Fund family seeks to prevent ownership in companies that are recognized as being materially involved in the business of pornography, abortion products and/or services, alcoholic beverages, tobacco products, or the increasingly popular business of gambling. As such, the Funds have engaged Steward Fund Consultants, Inc. (SFC) to actively research the products and policies of public companies to protect the Funds' shareholders from unwittingly owning them through the Steward Mutual Fund Group.

In the course of research operations, SFC focuses entirely on identifying companies that the Funds may not invest in--a so-called "avoidance" or "exclusionary" screening methodology. The Funds do not engage in the practice of choosing companies to invest in for the purposes of promoting any kind of social policy. This practice, known as "positive screening", is often done in order to make a political and/or social statement. The Funds believes that their role is one of upholding the beliefs of the Funds' shareholders while maximizing shareholder return and value, and not to attempt to manipulate social policy.

SFC continues to see increased activity with public companies involved in the businesses of gambling and alcohol. Newly established companies, privatization, companies dissolved and mergers and acquisitions in the sectors of gambling and alcohol have dominated recent activity with SFC research. Companies manufacturing, distributing and packaging pornographic materials continue to be creative, especially in electronic format, in their means of avoiding company identity by the public. SFC continues to monitor and research areas of abortion, anticipating challenging times as more companies become involved in stem cell research, since SFC adopted President Bush's August August 9, 2001 Federal Funding Guidelines and Regulations for Stem Cell Research as an additional guide to the abortion screen. Tobacco continues to be the least active sector in our research universe this year.

SFC continues to expand research of publicly traded companies globally that are involved in the businesses that shareholders are asking to avoid. Smaller capitalized companies involved in business activity covered by SFC avoidance research, generally traded over the counter (OTC) and on similar trading platforms around the world, continue to be a focus of SFC research efforts.

SFC will remain diligent in the coming months and is dedicated to protect your interests from these companies on a best efforts basis.

We thank you for your investment.

Sincerely,

/s/ Patrick N. Garboden

Patrick N. Garboden
President
Steward Fund Consultants, Inc.

STEWARD MULTI-MANAGER EQUITY FUND
Investment Adviser
Russell Investment Management Company
                                                  Period ending October 31, 2007

The Steward Multi-Manager Equity Fund (the "Fund") allocates most of its assets among multiple money managers. Russell Investment Management Company ("RIMCo"), as the Fund's advisor, may change the allocation of the Fund's assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund's Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 90 days of when a money manager begins providing services. The Fund currently has five money managers.

FUND PERFORMANCE

The Steward Multi-Manager Equity Fund returned 5.45% for the Individual Class shares and 5.51% for the Institutional Class shares for the six months ended October 31, 2007, outperforming its benchmark, the Russell 3000(R) Index, which returned 5.17% over the same period.

MARKET OVERVIEW

Growth stocks outperformed value stocks during the six month period ending October 31, 2007. The Russell 3000(R) Growth Index increased by 9.85%, while the Russell 3000(R) Value Index gained only .53%.

Large cap stocks outperformed small cap stocks during the six month period ending October 31, 2007. The Russell 2000(R) Index (an index of small capitalization stocks) increased by 2.25%, while the Russell 3000(R) Index (an index of large, medium and small capitalization stocks) gained 5.17%.

Within the Russell 3000(R) Index, eleven of the twelve sectors advanced during the six month period ending October 31, 2007. Integrated oils and other energy were the leaders, while consumer discretionary and financial services were the laggards. The financial services sector ended the six month period down 6.57%.

The market's preference for higher dividend yield that was experienced in the prior period did not continue as lower dividend yielding stocks were rewarded during the six month period ending October 31, 2007. In addition, stocks with higher valuation levels, as measured by the price-to-book and price-to-earnings ratios, outperformed during the period. Further, securities with higher levels of historical growth and expected longer-term future growth outperformed. Much of these factor impacts were tied to a change in market leadership of styles and sectors. This was due primarily to the growth style of investing outperforming the value style of investing. As a part of this change in market preference, more growth oriented sectors such as technology and other energy outperformed while the more value oriented sectors such as utilities and financial services underperformed.

FACTORS AFFECTING PERFORMANCE

Both stock selection and sector allocations contributed positively to Fund performance for the six month period. Stock selection within the technology sector detracted most from performance; however, this was more than offset by strong stock selection in the other and consumer discretionary sectors. Sector allocations added to the Fund's performance mostly as a result of an underweight to the financial services sector and an overweight to the technology sector. The Fund's overweight to stocks with higher than average price-to-book ratios and an underweight to stocks with higher dividend yields also contributed to positive relative performance.

Performance was affected by the cultural values-based investment policies of the Fund, which require the Fund to use its best efforts to avoid investing in companies that are recognized as being materially involved with alcohol, tobacco, abortion, gambling, or pornography. The Board has sole responsibility for approving the list of companies in whose securities the Fund is prohibited from investing. For the six month period ending October 31, 2007, this policy had a marginally positive impact on Fund performance. Restrictions on pornography related companies, particularly those in the media related industry, contributed positively to performance. This positive contribution was somewhat offset by negative contribution from the restriction on gambling related holdings.

Ark Asset Management Co., Inc., a growth manager, outperformed the Fund's benchmark due primarily to its stock selection, although sector weighting decisions also contributed to positive relative performance. Stock selection was positive across most sectors, but particularly strong in the consumer discretionary and other sectors. An overweight to the technology sector and underweight to the financial services sector had the largest positive impacts from a sector weighting decision perspective.

Lord, Abbett & Co. Inc., a small cap market oriented manager, outperformed the Fund's benchmark primarily due to its sector allocations, while the impact from its stock selection was neutral. An underweight to the financial services sector and overweights to the materials and processing and technology sectors contributed positively to performance, while a lack of exposure to the integrated oils sector detracted from performance. Positive results from stock selection in the financial services and health care sector offset the disappointing results from stock selection in the materials and processing and technology sectors.

Jacobs Levy Equity Management, Inc., a market oriented manager, underperformed the Fund's benchmark due to its stock selection as its sector allocations were additive for the six month period. Stock selection within the technology and other energy sectors detracted most from performance, more than offsetting the positive contribution from stock selection within the financial services sector. Overall, sector allocations were positive with overweights to the materials and processing and technology sectors and an underweight to the financial services sectors contributing to performance.

MFS Institutional Advisors, Inc., a value manager, outperformed the Fund's benchmark due primarily to its stock selection, while sector weighting decisions detracted from performance. Stock selection within the producer durables and financial services sectors contributed positively to performance. Sector allocations detracted from returns as a result of an overweight to the financial services sector and an underweight to the technology sector.

AllianceBernstein L.P., a value manager, underperformed the Fund's benchmark due mainly to its stock selection, while its sector weighting decisions also detracted from performance. Stock selection within the financial services and consumer discretionary sectors detracted the most from performance. An overweight to integrated oils positively contributed to performance; however this was more than offset by an underweight to the technology sector and an overweight to the financial services sector.

FUND STRUCTURE

There were no fund structure changes during this six month period.

STEWARD DOMESTIC ALL-CAP EQUITY FUND
Investment Adviser
Capstone Asset Management Company

                                                  Period ending October 31, 2007

FUND PERFORMANCE

For the six-month period ended October 31, 2007, the Steward Domestic All-Cap Equity Fund returned 4.80% for the Individual Class shares and 4.93% for the Institutional Class shares. The return for the S&P Composite 1500 for the same period was 5.34%. The individual index component returns were: 5.49% for the S&P 500, 4.50% for the S&P Mid Cap 400 and 2.89% for the S&P Small Cap 600.

MARKET OVERVIEW

The equity market posted moderate gains over the past six months with large capitalization stocks outperforming their mid and small cap counterparts. Broad market indexes reached record highs in early June and traded within a range until a significant decline on July 26th and 27th sparked by homebuilders reporting losses that confirmed the weakening housing market. On August 17th the Fed lowered the Discount Rate by 1/2 of 1% which stabilized the market. Then on September 18th, the Fed cut both the Fed funds and Discount rates by 1/2 of 1%, signaling the start of what was expected to be a moderate rate reduction cycle. The equity market responded with a strong rebound, pushing returns back to positive level for the period.

Actual earnings growth as measured by the S&P 500 for the second quarter of 2007 came in at a stronger than anticipated 9.84%. With the third quarter reporting period well under way, the impact of the sub-prime issues as well as the drag from the housing market are being felt with mixed results on earnings. With 330 of the S&P 500 companies having reported, the share-weighted percentage year-over-year is -0.2%. The Financials sector was the hardest hit with a decline of -24.2%. The Consumer Discretionary sector was close behind at -18.5%. All of the other sectors are reporting positive earnings growth. Near term equity upside potential will most likely remain limited as the estimated earnings growth projections for the fourth quarter and 2008 are lowered.

FACTORS AFFECTING PERFORMANCE

The Fund's overweighting in the S&P Mid Cap 400 and the S&P Small Cap 600 relative to the S&P Composite 1500 was the primary contributor to the lower performance. The Fund's current structure allocates its portfolio to the benchmarks of the S&P 500, S&P Mid Cap 400 and S&P Small Cap 600 at 55%, 25% and 20%, respectively. This custom allocation compares to the S&P Composite 1500 which is allocated to the same benchmarks at 88%, 8% and 4%, respectively as of October 31, 2007. The Fund outperformed its custom allocation benchmark return of 4.72%.

Performance of the Fund can also be affected by its cultural values investment policies, under which the Fund avoids investing in companies whose primary business is associated with alcohol, tobacco products, abortion, gambling or pornography. Various restricted securities such as Comcast Corp. (pornography) and Pfizer Inc. (abortion) and Time Warner Inc. (pornography) substantially underperformed the Index with returns of -21.04%, -4.89% and -10.97% respectively, positively impacting the Fund during the period. Compensating for a specific restricted industry or company whose total return deviates dramatically from the overall Index is extremely difficult regardless of its weight within that Index.

CURRENT STRATEGY

The Fund's strategy is to use a multiple capitalization equity style while adhering to cultural values investment policies. The Fund will determine the percentage that will be allocated to each market capitalization range and these allocations can vary with market conditions. The Fund will then implement these allocations using appropriate large, mid and small cap benchmarks targeted for each percentage allocation of the portfolio. In its allocations, the Fund will generally not attempt to allocate preferences in one industry over another or in one security over another, except to comply with its cultural values investment policies.

STEWARD SMALL-CAP EQUITY FUND
Investment Adviser
Capstone Asset Management Company
                                                  Period ending October 31, 2007

FUND PERFORMANCE

For the six-month period ended October 31, 2007, the Steward Small-Cap Equity Fund returned 0.95% for the Individual Class shares and 1.16% for the Institutional Class shares. The return for the S&P Small Cap 600 for the same period was 2.89%.

MARKET OVERVIEW

The equity market posted moderate gains over the past six months with large capitalization stocks outperforming their mid and small cap counterparts. Broad market indexes reached record highs in early June and traded within a range until a significant decline on July 26th and 27th sparked by homebuilders reporting losses that confirmed the weakening housing market. On August 17th, the Fed lowered the Discount Rate by 1/2 of 1% which stabilized the market. Then on September 18th, the Fed cut both the Fed funds and Discount rates by 1/2 of 1% signaling the start of what was expected to be a moderate rate reduction cycle. The equity market responded with a strong rebound, pushing returns back to positive level for the period.

Actual earnings growth, as measured by the S&P 500 for the second quarter of 2007, came in at a stronger than anticipated 9.84%. With the third quarter reporting period well under way, the impact of the sub-prime issues as well as the drag from the housing market are being felt with mixed results on earnings. With 330 of the S&P 500 companies having reported, the share-weighted percentage year-over-year is -0.2%. The Financials sector was the hardest hit with a decline of -24.2%. The Consumer Discretionary sector was close behind at -18.5%. All of the other sectors are reporting positive earnings growth. Near term equity upside potential will most likely remain limited as the estimated earnings growth projections for the fourth quarter and 2008 are lowered.

FACTORS AFFECTING PERFORMANCE

The Fund is managed to adhere to cultural values investment policies and attempts to provide portfolio characteristics and performance similar to that of the S&P Small Cap 600 Index. The Fund also uses a quantitative screen to provide additional performance potential. Certain screened securities such as FLIR Systems, Inc. and Itron, Inc. substantially outperformed the Index with returns of 71.38% and 59.62%, respectively, negatively impacting the Fund's performance during the period.

Performance of the Fund can also be affected by its cultural values investment policies, under which the Fund avoids investing in companies whose primary business is associated with alcohol, tobacco products, abortion, gambling or pornography. The cultural values restricted securities that the Fund does not hold had minimal impact on the overall performance during the period. Compensating for a specific industry or company whose total return deviates dramatically from the overall Index is extremely difficult regardless of its weight within that Index.

CURRENT STRATEGY

The Fund's strategy is to provide effective diversified small cap equity exposure while adhering to cultural values investment policies. In addition, the Fund utilizes quantitative analysis to identify companies with less desirable characteristics and removes them from the investment universe to potentially enhance performance. The Fund's general composition however will reflect the overall domestic small cap market represented by its benchmark.

STEWARD INTERNATIONAL EQUITY FUND
Investment Adviser
Capstone Asset Management Company
                                                  Period ending October 31, 2007

FUND PERFORMANCE

For the six-month period ended October 31, 2007, the Steward International Fund returned 15.75% for the Individual Class shares and 15.90% for the Institutional Class shares. The return for the S&P ADR Index was 17.16% and, for comparison purposes to the U.S. domestic equity market, the S&P 500 returned 5.49% for the same time period.

MARKET OVERVIEW

The developed global equity markets generated strong overall positive results for the reporting period, reflecting continued economic growth and higher corporate earnings. On an annual basis, all of the major developed markets represented in the portfolio experienced economic growth. Hong Kong continues to be particularly strong with GDP at 6.6% year-over-year growth. Brazil's economy has also moved up sharply with GDP running at a nearly impressive 5.4% growth rate. Inflation appears to be well contained within the represented group as only Brazil and Ireland have annual CPI increases in excess of 4%.

Unemployment continues to remain low among the developed countries, with even countries such as France and Germany making progress as their rates have dropped to 8.0% and 8.7%, respectively. Looking ahead, the slowing U.S. economy, while not as significant internationally as in the past, should still cool some of the growth within the developed global markets. In addition, the weak U.S. dollar has implications for international exporters as their profit margins are getting squeezed trying to maintain stable prices for U.S. consumers. The most recent reported quarterly GDP data appears to validate this moderation of international growth.

FACTORS AFFECTING PERFORMANCE

The Fund is managed to adhere to cultural values investment policies and attempts to provide portfolio characteristics and performance similar to that of the S&P ADR Index. The S&P ADR Index is a broadly diversified, international index composed of 24 foreign markets. The Fund slightly underperformed the benchmark during this period.

The Fund's cultural values investment policies, underwhich the Fund avoids investing in companies whose primary business is associated with alcohol, tobacco products, abortion, gambling or pornography, can affect the performance of the Fund. Various restricted securities such as Companhia de Bebidas das Americas (alcohol) and British American Tobacco plc., substantially outperformed the benchmark with returns of 42.15% and 24.24% respectively, which negatively impacted the Fund during the period. Compensating for a specific industry or company whose total return deviates dramatically from the overall Index is extremely difficult regardless of its weight within that Index.

The Fund experienced a sharp rise in return during the period, attempting to match the performance of its target index. The Fund, unlike its target index, must keep a minimum of cash on hand to meet its immediate expense and redemption requirements. This cash creates a noticeable performance drag during periods when the target index has dramatically higher performance. Conversely, during periods when the target index has a negative return, the cash component will positively impact the Fund.

CURRENT STRATEGY

The Fund's strategy is to provide effective diversified international developed equity markets exposure while adhering to cultural values investment policies. The Fund will generally not attempt to allocate preferences in one country over another or in one security over another, except to comply with its cultural values investment policies. The Fund will reflect the general composition of the overall global equity market represented by its benchmark.

STEWARD SELECT BOND FUND
Investment Adviser
Capstone Asset Management Company

                                                  Period ending October 31, 2007

FUND PERFORMANCE

For the six-month period ended October 31, 2007, the Steward Select Bond Fund returned 2.00% for the Individual Class shares and 2.10% for the Institutional Class shares. For comparison purposes the Lehman Aggregate Bond Index returned 2.68% for the same period.

MARKET OVERVIEW

After waiting months on end to show their hand (one way or the other) as to the future direction of short-term interest rates, the Federal Reserve Board's policymakers finally responded to the markets' pleading call for action. Facing a severe credit crunch in the aftermath of accelerating home foreclosure rates, as well as jittery equity markets stemming from the resultant instability in the banking and financial sectors, the Federal Reserve reduced several key interest rate targets, including, most significantly, the Federal funds rate to 4.50% from 5.25%. As expected just prior to and after an announcement of a Federal Reserve interest rate reduction, the bond markets rallied, raising prices of many, but not every, fixed income security .

FACTORS AFFECTING PERFORMANCE

In both instances of official rate reductions, the greatest effect was centered almost entirely on the very shortest maturities. The move exaggerated the ongoing flight-to-quality to U.S. Treasury securities from all other sectors that helped to precipitate the Fed's action in the first place. As a result, the yield curve has steepened dramatically as U.S. Treasury bills and two-year notes dropped in yield by considerably more than the longer maturity issues. In fact, the present yield to maturity of the long bond remains practically unchanged from the beginning of the calendar year while the T-bill yields have declined by about 1.00%.

More importantly to most fixed income investors, the rally in U.S. Treasuries has not spread to the domestic credit markets. While broad market indices have earned approximately 4.78%, on the strength of Treasuries earning 5.68%, year-to-date, the overall corporate bond market has only earned 3.77% so far this year. Moreover, all sector performances have been dissimilar. For example, financial issues as a group have only produced a relatively dismal 2.53% year-to-date return--not even fifty percent of the Treasury sector's return.

The Fund is managed to adhere to cultural values investment policies and attempts to provide portfolio characteristics and performance similar to that of Lehman Aggregate Bond Index. Performance of the Fund can be affected by its values-based investment policies, under which the Fund avoids investing in companies whose primary business is associated with alcohol, tobacco products, abortion, gambling or pornography. There have been no difficulties to date in accomplishing the Fund's objective given these restrictions.

CURRENT STRATEGY

The relatively weaker total rates of return from the corporate and some U.S. agency sectors stems from a persistent investor reluctance to assume myriad credit quality risks unless more fully compensated. A re-assessment and re-pricing of these variables has therefore only begun, and we expect that it will take a considerable period of time to complete. Until then, we assume the credit markets will be more volatile and less liquid than recently experienced.

As a result, while always on the outlook for relative value and productive trading opportunities, we believe the current structure of our fixed income portfolios has several advantages to exploit. Our corporate debt exposure is currently neutral to the respective indices, and we were fortunate to have reduced our past over-reliance on financial issuers to boost yield before this summer's housing market and sub-prime debt debacle. Moreover, our current positioning on the yield curve will hopefully allow our portfolio to ride the current yield structure for additional total returns as current market yields of all sectors will potentially decline gradually over time as the Federal Reserve continues to provide short-term liquidity and maturities shorten.

STEWARD SHORT-TERM SELECT BOND FUND
Investment Adviser
Capstone Asset Management Company

                                                  Period ending October 31, 2007

FUND PERFORMANCE

For the six-month period ended October 31, 2007, the Steward Select Bond Fund returned 2.38% for the Individual Class shares and 2.51% for the Institutional Class shares. For comparison purposes, the weighted average blend of the Merrill Lynch 1-3 Year Treasury Index, the Merrill Lynch 1-3 year Government Agency Index, and the Merrill Lynch 1-3 Year Investment Grade Corporate Index returned 3.00% for the same period.

MARKET OVERVIEW

Facing a severe credit crunch in the aftermath of accelerating home foreclosure rates, as well as jittery equity markets stemming from the resultant instability in the banking and financial sectors, the Federal Reserve reduced several key interest rate targets, including, most significantly, the Federal funds rate to 4.50% from 5.25%. While further short-term interest rate cuts are expected, the pivotal question overhanging the credit markets is whether the Fed has waited too long to take this action and a severe economic slowdown remains imminent, or if the overall economy is stronger than suggested by housing sector difficulties and the action will prove to have been unnecessary, and may potentially facilitate an inflationary price boom.

FACTORS AFFECTING PERFORMANCE

The Fund is managed to adhere to cultural values investment policies and attempts to provide portfolio characteristics and performance similar to that of an equally blended combination of the Merrill Lynch 1-3 Year Treasury Index, the Merrill Lynch 1-3 Year Government Agency Index, and the Merrill Lynch 1-3 Year Investment Grade Corporate Index. Performance of the Fund can also be affected by its of cultural values investment policies, under which the Fund avoids investing in companies whose primary business is associated with alcohol, tobacco products, abortion, gambling or pornography. There have been no difficulties to date in accomplishing the Fund's objective given these restrictions.

CURRENT STRATEGY

The Fund's strategy is to provide effective diversified current income with the preservation of investment capital while adhering to cultural values investment policies. The Fund managers will remain diligent in seeking to identify securities that provide attractive returns relative to similarly credit-rated issues. At the same time, the Fund managers will strive to maintain sector and interest rate risks at levels consistent with the Fund's stated benchmark.

STEWARD FUNDS
INDUSTRY DIVERSIFICATION SCHEDULE - OCTOBER 31, 2007 (UNAUDITED)

                                                       MULTI-MANAGER EQUITY FUND
--------------------------------------------------------------------------------

The table below sets forth the diversification of the Steward Multi-Manager Equity Fund investments by Industry.

INDUSTRY DIVERSIFICATION                           PERCENT*
                                                   --------
Oil, Gas & Consumable Fuels                            8.0%
Time Deposits                                          5.8
Insurance                                              5.6
Capital Markets                                        5.3
Computers & Peripherals                                4.8
Software                                               4.7
Pharmaceuticals                                        4.6
Biotechnology                                          4.6
Health Care Providers & Services                       3.9
Communications Equipment                               3.4
Aerospace & Defense                                    3.4
Specialty Retail                                       3.0
Diversified Financial Services                         3.0
Internet Software & Services                           2.3
Industrial Conglomerates                               2.2
Energy Equipment & Services                            2.2
Semiconductors & Semiconductor Equipment               2.2
Diversified Telecommunication Services                 2.0
Chemicals                                              2.0
Machinery                                              1.7
Food & Staples Retailing                               1.6
IT Services                                            1.4
Media                                                  1.4
Household Products                                     1.4
Construction & Engineering                             1.4
Beverages                                              1.2
Food Products                                          1.1
Health Care Equipment & Supplies                       1.1
Commercial Banks                                       1.1
Textiles Apparel & Luxury Goods                        1.0
Hotels, Restaurants & Leisure                          0.9
Electric Utilities                                     0.9
Household Durables                                     0.9
Thrifts & Mortgage Finance                             0.8
Electronic Equipment & Instruments                     0.7
Commercial Services & Supplies                         0.7
Multiline Retail                                       0.7
Auto Components                                        0.7
Consumer Finance                                       0.6
Multi-Utilities                                        0.6
Air Freight & Logistics                                0.6
Wireless Telecommunication Services                    0.6
Metals & Mining                                        0.6
Real Estate Investment Trust                           0.5
Electrical Equipment                                   0.5
Road & Rail                                            0.5
Personal Products                                      0.5
Independent Power Producers & Energy Traders           0.4
Automobiles                                            0.4
Containers & Packaging                                 0.4
Trading Companies & Distributors                       0.3
Paper & Forest Products                                0.2
Leisure Equipment & Products                           0.2
Diversified Consumer Services                          0.2
Building Products                                      0.2
U.S. Treasury Bills                                    0.2
Airlines                                               0.1
Health Care Technology                                 0.1
                                                     -----
   Total Net Assets                                  101.4%
                                                     =====

* Percentages indicated are based on net assets as of October 31, 2007.

STEWARD FUNDS
INDUSTRY DIVERSIFICATION SCHEDULE - OCTOBER 31, 2007 (UNAUDITED)

                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

The table below sets forth the diversification of the Steward Domestic All-Cap Equity Fund investments by Industry.

INDUSTRY DIVERSIFICATION                           PERCENT*
                                                   --------
Oil, Gas & Consumable Fuels                            7.2%
Insurance                                              4.1
Commercial Banks                                       3.6
Software                                               3.5
Pharmaceuticals                                        3.4
Computers & Peripherals                                3.2
Energy Equipment & Services                            3.2
Machinery                                              3.1
Health Care Equipment & Supplies                       3.1
Semiconductors & Semiconductor Equipment               2.9
Capital Markets                                        2.9
Health Care Providers & Services                       2.8
Specialty Retail                                       2.8
Diversified Financial Services                         2.8
Communications Equipment                               2.6
Real Estate Investment Trust                           2.4
Industrial Conglomerates                               2.4
Aerospace & Defense                                    2.4
Chemicals                                              2.3
Commercial Services & Supplies                         2.0
Diversified Telecommunication Services                 1.9
Electric Utilities                                     1.9
Electronic Equipment & Instruments                     1.8
Multi-Utilities                                        1.7
Food & Staples Retailing                               1.7
IT Services                                            1.6
Household Products                                     1.6
Internet Software & Services                           1.5
Food Products                                          1.5
Media                                                  1.4
Hotels, Restaurants & Leisure                          1.4
Beverages                                              1.3
Metals & Mining                                        1.3
Biotechnology                                          1.3
Gas Utilities                                          1.2
Textiles Apparel & Luxury Goods                        1.0
Household Durables                                     1.0
Thrifts & Mortgage Finance                             1.0
Road & Rail                                            1.0
Electrical Equipment                                   0.9
Life Sciences Tools and Services                       0.8
Multiline Retail                                       0.7
Construction & Engineering                             0.7
Air Freight & Logistics                                0.7
Consumer Finance                                       0.7
Diversified Consumer Services                          0.6
Auto Components                                        0.5
Wireless Telecommunication Services                    0.5
Short Term Investments                                 0.4
Containers & Packaging                                 0.4
Paper & Forest Products                                0.3
Leisure Equipment & Products                           0.3
Trading Companies & Distributors                       0.3
Automobiles                                            0.3
Construction Materials                                 0.3
Building Products                                      0.2
Personal Products                                      0.2
Independent Power Producers & Energy Traders           0.2
Airlines                                               0.2
Marine                                                 0.1
Office Electronics                                     0.1
Water Utilities                                        0.1
Health Care Technology                                 0.1
Electronic Components                                  0.1
Real Estate Management - Service                       0.1
Internet & Catalog Retail                              0.1
Distributors                                           0.1
Radio Broadcasting                                     0.1
                                                      ----
   Total Net Assets                                   99.9%
                                                      ====

* Percentages indicated are based on net assets as of October 31, 2007.

STEWARD FUNDS
INDUSTRY DIVERSIFICATION SCHEDULE - OCTOBER 31, 2007 (UNAUDITED)

                                                           SMALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

The table below sets forth the diversification of the Steward Small-Cap Equity Fund investments by Industry.

INDUSTRY DIVERSIFICATION                           PERCENT*
                                                   --------
Commercial Banks                                       6.1%
Energy Equipment & Services                            5.2
Health Care Equipment & Supplies                       4.5
Electronic Equipment & Instruments                     4.4
Health Care Providers & Services                       4.3
Commercial Services & Supplies                         4.0
Specialty Retail                                       4.0
Real Estate Investment Trust                           4.0
Machinery                                              3.7
Gas Utilities                                          3.6
Software                                               3.6
Semiconductors & Semiconductor Equipment               3.4
Textiles Apparel & Luxury Goods                        3.4
Aerospace & Defense                                    3.1
Insurance                                              3.1
Oil, Gas & Consumable Fuels                            2.9
Hotels, Restaurants & Leisure                          2.8
Communications Equipment                               2.5
Construction & Engineering                             2.2
Electrical Equipment                                   1.8
Road & Rail                                            1.7
Internet Software & Services                           1.6
Food Products                                          1.6
Chemicals                                              1.4
Food & Staples Retailing                               1.4
IT Services                                            1.4
Electric Utilities                                     1.3
Metals & Mining                                        1.2
Building Products                                      1.2
Short Term Investments                                 1.1
Thrifts & Mortgage Finance                             1.1
Capital Markets                                        1.0
Household Durables                                     1.0
Containers & Packaging                                 1.0
Leisure Equipment & Products                           0.8
Life Sciences Tools and Services                       0.7
Auto Components                                        0.7
Computers & Peripherals                                0.6
Pharmaceuticals                                        0.6
Paper & Forest Products                                0.5
Marine                                                 0.5
Construction Materials                                 0.5
Consumer Finance                                       0.5
Biotechnology                                          0.4
Airlines                                               0.4
Air Freight & Logistics                                0.4
Multi-Utilities                                        0.4
Media                                                  0.4
Personal Products                                      0.3
Diversified Financial Services                         0.3
Trading Companies & Distributors                       0.3
Automobiles                                            0.2
Health Care Technology                                 0.2
Industrial Conglomerates                               0.2
Household Products                                     0.1
Multiline Retail                                       0.1
Diversified Consumer Services                          0.1
Distributors                                           0.1
                                                      ----
   Total Net Assets                                   99.9%
                                                      ====

* Percentages indicated are based on net assets as of October 31, 2007.

STEWARD FUNDS
INDUSTRY DIVERSIFICATION SCHEDULE - OCTOBER 31, 2007 (UNAUDITED)

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

The table below sets forth the diversification of the Steward International Equity Fund investments by Country.

COUNTRY DIVERSIFICATION                             PERCENT*
                                                    --------
United Kingdom                                         25.6%
Canada                                                 15.0
Japan                                                  10.1
Germany                                                 6.2
Switzerland                                             5.6
France                                                  5.5
Spain                                                   5.4
Netherlands                                             4.0
Brazil                                                  4.0
Australia                                               2.7
Italy                                                   2.4
Finland                                                 2.1
Hong Kong                                               1.7
Republic of Korea (South)                               1.6
Taiwan                                                  1.5
Ireland (Republic of)                                   1.3
Mexico                                                  1.2
Short Term Investments                                  0.7
Norway                                                  0.6
China                                                   0.6
Sweden                                                  0.6
Greece                                                  0.4
Denmark                                                 0.4
Chile                                                   0.4
Portugal                                                0.2
Luxembourg                                              0.2
                                                      -----
   Total Net Assets                                   100.0%
                                                      =====

* Percentages indicated are based on net assets as of October 31, 2007.

STEWARD FUNDS
INDUSTRY DIVERSIFICATION SCHEDULE - OCTOBER 31, 2007 (UNAUDITED)

                                                                SELECT BOND FUND
--------------------------------------------------------------------------------

The table below sets forth the diversification of the Steward Select Bond Fund investment by Industry.

INDUSTRY DIVERSIFICATION                                                PERCENT*
                                                                        --------
Federal National Mortgage Assoc.                                           19.7%
Federal Home Loan Mortgage Corp.                                           16.5
U.S. Treasury Obligations                                                  15.3
Federal Home Loan Bank                                                     10.4
Commercial Banks                                                            5.2
Medium Term Notes                                                           3.7
Mortgage Backed Securities - Financial Services                             3.7
Capital Markets                                                             3.1
Federal Farm Credit Bank                                                    2.8
Mortgage Backed Securities - Religious Organizations                        2.6
Government National Mortgage Assoc.                                         2.2
Financial Services                                                          2.1
Short Term Investments                                                      1.9
Insurance                                                                   1.4
Asset Backed Mortgages                                                      1.3
Consulting Services                                                         1.0
Utilities - Telecommunications                                              0.9
Brokerage Services                                                          0.7
Forestry                                                                    0.6
Semiconductors & Semiconductor Equipment                                    0.5
Oil & Gas - Integrated                                                      0.5
Utilities - Electric & Gas                                                  0.5
Pharmaceuticals                                                             0.5
Auto Manufacturers                                                          0.5
Consumer Staples                                                            0.5
Retail                                                                      0.5
Transportation                                                              0.4
Diversified Financial Services                                              0.4
                                                                           ----
   Total Net Assets                                                        99.4%
                                                                           ====

* Percentages indicated are based on net assets as of October 31, 2007.

STEWARD FUNDS
INDUSTRY DIVERSIFICATION SCHEDULE - OCTOBER 31, 2007 (UNAUDITED)

                                                     SHORT-TERM SELECT BOND FUND
--------------------------------------------------------------------------------

The table below sets forth the diversification of the Steward Short-Term Select Bond Fund investments by Industry.

INDUSTRY DIVERSIFICATION                                                PERCENT*
                                                                        --------
U.S. Treasury Obligations                                                  33.1%
Federal Home Loan Bank                                                     17.3
Federal National Mortgage Assoc.                                           10.3
Diversified Financial Services                                              8.6
Federal Farm Credit Bank                                                    6.5
Electric Utilities                                                          3.3
Machinery                                                                   3.2
Mortgage Backed Securities - Financial Services                             2.9
Capital Markets                                                             2.2
Computers & Peripherals                                                     2.2
Medium Term Notes                                                           2.2
Retail                                                                      2.2
Pharmaceuticals                                                             2.1
Diversified Telecommunication Services                                      1.9
Short Term Investments                                                      0.9
                                                                           ----
   Total Net Assets                                                        98.9%
                                                                           ====

* Percentages indicated are based on net assets as of October 31, 2007.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - OCTOBER 31, 2007 (UNAUDITED)

                                                       MULTI-MANAGER EQUITY FUND
--------------------------------------------------------------------------------

                                                                   SHARES       VALUE
                                                               ----------    ------------
COMMON STOCKS (95.4%)

AEROSPACE & DEFENSE (3.4%)
Curtiss-Wright Corp.                                                1,900    $    106,951
General Dynamics Corp.                                              5,600         509,376
Goodrich Corp.                                                      9,223         642,474
HEICO Corp.                                                         1,150          62,606
HEICO Corp., Class A                                                  600          25,998
Hexcel Corp.(a)                                                     2,400          60,072
Honeywell International, Inc.                                         800          48,328
Lockheed Martin Corp.                                              13,770       1,515,251
Northrop Grumman Corp.                                              8,020         670,632
Raytheon Co.                                                        5,040         320,594
The Boeing Co.                                                      7,450         734,496
United Technologies Corp.                                          19,803       1,516,712
                                                                             ------------
                                                                                6,213,490
                                                                             ------------
AIR FREIGHT & LOGISTICS (0.6%)
FedEx Corp.                                                         2,600         268,684
United Parcel Service, Inc., Class B                               11,315         849,756
                                                                             ------------
                                                                                1,118,440
                                                                             ------------
AIRLINES (0.1%)
AirTran Holdings, Inc.(a)                                           5,050          52,571
Continental Airlines, Inc., Class B(a)                              1,000          34,350
Republic Airways Holdings, Inc.(a)                                    400           8,516
US Airways Group, Inc.(a)                                           1,800          49,788
                                                                             ------------
                                                                                  145,225
                                                                             ------------
AUTO COMPONENTS (0.7%)
American Axle & Manufacturing Holdings, Inc.                        1,850          50,801
Autoliv, Inc.                                                       1,750         110,565
BorgWarner, Inc.                                                    7,004         740,393
Johnson Controls, Inc.                                              3,940         172,257
Lear Corp.(a)                                                       1,000          35,530
Magna International, Inc., Class A                                    800          75,808
TRW Automotive Holdings Corp.(a)                                    2,100          62,349
                                                                             ------------
                                                                                1,247,703
                                                                             ------------
AUTOMOBILES (0.4%)
DaimlerChrysler AG                                                    600          66,090
Ford Motor Co.(a)                                                   4,100          36,367
General Motors Corp.                                               15,200         595,688
Harley-Davidson, Inc.                                                 500          25,750
                                                                             ------------
                                                                                  723,895
                                                                             ------------
BEVERAGES (1.2%)
Coca-Cola Co.                                                      17,744       1,095,869
Coca-Cola Enterprises, Inc.                                         5,200         134,212
Pepsi Bottling Group, Inc.                                          1,500          64,620
PepsiCo, Inc.                                                      10,915         804,654
                                                                             ------------
                                                                                2,099,355
                                                                             ------------
BIOTECHNOLOGY (4.6%)
Amgen, Inc.(a)                                                      9,421         547,454
Celgene Corp.(a)                                                   38,739       2,556,774
Cubist Pharmaceuticals, Inc.(a)                                     1,300          30,420
Genentech, Inc.(a)                                                 20,521       1,521,222
Genzyme Corp.(a)                                                   32,187       2,445,246
Gilead Sciences, Inc.(a)                                           23,230       1,072,994
Martek Biosciences Corp.(a)                                         2,500          76,375
PerkinElmer, Inc.                                                   5,450         149,984
                                                                             ------------
                                                                                8,400,469
                                                                             ------------
BUILDING PRODUCTS (0.2%)
Masco Corp.                                                        12,920         311,114
                                                                             ------------
CAPITAL MARKETS (5.3%)
Ameriprise Financial, Inc.                                          3,680         231,766
Bank of New York Mellon Corp.                                      23,326       1,139,459
Charles Schwab Corp.                                               13,700         318,388
Deutsche Bank AG, Registered                                          500          66,880
E*TRADE Financial Corp.(a)                                          3,800          42,332
Franklin Resources, Inc.                                            1,280         165,990
Goldman Sachs Group, Inc.                                          12,706       3,150,072
Investment Technology Group, Inc.(a)                                  700          29,330
Lazard Ltd., Class A                                                9,425         473,135
Lehman Brothers Holdings, Inc.                                      2,340         148,216
Merrill Lynch & Co., Inc.                                           8,590         567,112
Morgan Stanley                                                     27,182       1,828,261
Northern Trust Corp.                                                5,700         428,697
optionsXpress Holdings, Inc.                                        5,100         151,776
Raymond James Financial, Inc.                                       1,900          70,775
SEI Investments Co.                                                   700          22,134
State Street Corp.                                                  3,770         300,733
TD Ameritrade Holding Corp.(a)                                      3,300          63,162
UBS AG, ADR                                                         6,970         374,219
                                                                             ------------
                                                                                9,572,437
                                                                             ------------
CHEMICALS (2.0%)
Air Products & Chemicals, Inc.                                      1,500         146,775
Albemarle Corp.                                                     4,300         205,368
Ashland, Inc.                                                       3,100         182,032
Dow Chemical Co.                                                    9,200         414,368
E.I. Du Pont De Nemours & Co.                                       6,300         311,913
FMC Corp.                                                           1,600          92,000
Lubrizol Corp.                                                      2,300         156,124

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - OCTOBER 31, 2007 (UNAUDITED)

                                                       MULTI-MANAGER EQUITY FUND
--------------------------------------------------------------------------------

                                                                   SHARES       VALUE
                                                               ----------    ------------
Monsanto Co.                                                       16,016    $  1,563,642
PPG Industries, Inc.                                                4,370         326,614
Praxair, Inc.                                                       1,210         103,431
RPM International, Inc.                                             1,600          34,288
Syngenta AG, ADR                                                    1,820          88,215
                                                                             ------------
                                                                                3,624,770
                                                                             ------------
COMMERCIAL BANKS (1.1%)
BB&T Corp.                                                          1,000          36,970
Comerica, Inc.                                                      2,400         112,032
CVB Financial Corp.                                                 1,700          19,924
Fifth Third Bancorp                                                 4,100         128,248
KeyCorp                                                             4,200         119,490
National City Corp.                                                 7,150         173,388
PNC Financial Services Group, Inc.                                  2,830         204,213
PrivateBancorp, Inc.                                                3,550          99,968
Smithtown Bancorp, Inc.                                               900          19,935
SunTrust Banks, Inc.                                                3,910         283,866
U.S. Bancorp                                                        5,927         196,539
Wachovia Corp.                                                      6,500         297,245
Wells Fargo & Co.                                                   6,900         234,669
                                                                             ------------
                                                                                1,926,487
                                                                             ------------
COMMERCIAL SERVICES & SUPPLIES (0.7%)
Administaff, Inc.                                                   1,100          43,868
Allied Waste Industries, Inc.(a)                                    3,000          37,920
American Reprographics Co.(a)                                       5,100         103,428
ICT Group, Inc.(a)                                                  3,500          38,220
Kforce, Inc.(a)                                                     4,900          58,996
Korn/Ferry International, Inc.(a)                                   1,700          32,572
Manpower, Inc.                                                      2,100         156,954
Mobile Mini, Inc.(a)                                                2,200          39,446
Monster Worldwide, Inc.(a)                                          8,707         353,330
Pitney Bowes, Inc.                                                  2,000          80,080
R.R. Donnelley & Sons Co.                                           3,000         120,870
Steelcase, Inc., Class A                                            2,300          41,101
TeleTech Holdings, Inc.(a)                                          2,600          64,818
The Advisory Board Co.(a)                                           1,000          64,210
The Brink's Co.                                                     1,100          68,915
                                                                             ------------
                                                                                1,304,728
                                                                             ------------
COMMUNICATIONS EQUIPMENT (3.4%)
ADC Telecommunications, Inc.(a)                                     2,000          37,400
Blue Coat Systems, Inc.(a)                                          1,000          40,590
Ciena Corp.(a)                                                        918          43,936
Ciena Corp.(a)                                                      5,105         244,325
Cisco Systems, Inc.(a)                                             38,102       1,259,652
Corning, Inc.                                                      20,800         504,816
Foundry Networks, Inc.(a)                                           3,800          80,332
Juniper Networks, Inc.(a)                                           2,500          90,000
Motorola, Inc.                                                     35,868         673,960
QUALCOMM, Inc.                                                     35,580       1,520,333
Research in Motion Ltd.(a)                                         13,832       1,722,222
Superior Essex, Inc.(a)                                               900          29,925
                                                                             ------------
                                                                                6,247,491
                                                                             ------------
COMPUTERS & PERIPHERALS (4.8%)
Apple Computer, Inc.(a)                                            13,393       2,544,000
Brocade Communications Systems, Inc.(a)                             4,900          46,599
Dell, Inc.(a)                                                      59,971       1,835,113
EMC Corp.(a)                                                        2,300          58,397
Hewlett-Packard Co.                                                46,349       2,395,316
International Business Machines Corp.                               9,870       1,146,105
Lexmark International, Inc., Class A(a)                             2,700         113,373
Seagate Technology                                                  5,600         155,904
Seagate Technology, Inc.(a)                                         2,900               -
Stratasys, Inc.(a)                                                  1,100          28,633
Sun Microsystems, Inc.(a)                                          50,400         287,784
Western Digital Corp.(a)                                            3,600          93,312
                                                                             ------------
                                                                                8,704,536
                                                                             ------------
CONSTRUCTION & ENGINEERING (1.4%)
Chicago Bridge & Iron Co. N.V.                                      8,348         417,400
EMCOR Group, Inc.(a)                                                3,400         117,062
Fluor Corp.                                                         4,881         771,198
Foster Wheeler Ltd.(a)                                              2,940         435,855
Granite Construction, Inc.                                            900          38,538
KBR, Inc.(a)                                                        1,500          64,320
Perini Corp.(a)                                                       700          40,145
Quanta Services, Inc.(a)                                           18,064         596,112
URS Corp.(a)                                                        1,400          86,534
                                                                             ------------
                                                                                2,567,164
                                                                             ------------
CONSUMER FINANCE (0.6%)
American Express Co.                                               19,380       1,181,211
                                                                             ------------
CONTAINERS & PACKAGING (0.4%)
Ball Corp.                                                          1,400          69,412
Crown Holdings, Inc.(a)                                             4,600         114,080
Greif, Inc., Class A                                                1,000          63,600
Packaging Corp. of America                                          3,600         114,624
Pactiv Corp.(a)                                                     4,100         112,627
Smurfit-Stone Container Corp.(a)                                    9,620         116,498
Sonoco Products Co.                                                 4,300         132,956
                                                                             ------------
                                                                                  723,797
                                                                             ------------
DIVERSIFIED CONSUMER SERVICES (0.2%)
Apollo Group, Inc., Class A(a)                                      2,200         174,372
ITT Educational Services, Inc.(a)                                   1,200         152,628
                                                                             ------------
                                                                                  327,000
                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - OCTOBER 31, 2007 (UNAUDITED)

                                                       MULTI-MANAGER EQUITY FUND
--------------------------------------------------------------------------------

                                                                   SHARES       VALUE
                                                               ----------    ------------
DIVERSIFIED FINANCIAL SERVICES (3.0%)
Bank of America Corp.                                              36,811    $  1,777,235
CIT Group, Inc.                                                     3,200         112,768
Citigroup, Inc.                                                    39,380       1,650,022
JP Morgan Chase & Co.                                              39,512       1,857,064
Nasdaq Stock Market, Inc.(a)                                        1,200          56,040
                                                                             ------------
                                                                                5,453,129
                                                                             ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.0%)
AT&T, Inc.                                                         34,157       1,427,421
Embarq Corp.                                                        6,817         360,756
Qwest Communications International, Inc.(a)                        12,400          89,032
Telus Corp. ADR                                                       640          37,523
Verizon Communications, Inc.                                       37,848       1,743,657
                                                                             ------------
                                                                                3,658,389
                                                                             ------------
ELECTRIC UTILITIES (0.9%)
Allegheny Energy, Inc.(a)                                           2,800         169,848
American Electric Power Co., Inc.                                   4,300         207,303
Edison International                                                4,300         249,787
Entergy Corp.                                                       3,680         441,122
FPL Group, Inc.                                                     3,760         257,259
Pinnacle West Capital Corp.                                         2,300          92,920
PPL Corp.                                                           1,240          64,108
Progress Energy, Inc.                                               2,900         139,200
                                                                             ------------
                                                                                1,621,547
                                                                             ------------
ELECTRICAL EQUIPMENT (0.5%)
Acuity Brands, Inc.                                                 1,300          62,140
Emerson Electric Co.                                                8,600         449,522
First Solar, Inc.(a)                                                  500          79,405
Rockwell Automation, Inc.                                           2,060         141,893
The Genlyte Group, Inc.(a)                                          2,650         172,515
                                                                             ------------
                                                                                  905,475
                                                                             ------------
ELECTRONIC COMPONENTS (0.0%)
Tyco Electronics Ltd.                                                 450          16,052
                                                                             ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.7%)
Arrow Electronics, Inc.(a)                                          5,200         207,896
Avnet, Inc.(a)                                                      4,300         179,396
FARO Technologies, Inc.(a)                                          2,800          80,528
Flextronics International Ltd.(a)                                   5,700          70,167
Ingram Micro, Inc.(a)                                               4,000          84,960
Jabil Circuit, Inc.                                                 2,200          47,806
Littelfuse, Inc.(a)                                                 1,800          57,294
Measurement Specialties, Inc.(a)                                    5,000         138,700
Molex, Inc.                                                         2,600          74,256
RadiSys Corp.(a)                                                    5,350          71,957
Sanmina-SCI Corp.(a)                                               28,400          62,764
ScanSource, Inc.(a)                                                 5,050         186,547
X-Rite, Inc.(a)                                                     5,600          77,896
                                                                             ------------
                                                                                1,340,167
                                                                             ------------
ENERGY EQUIPMENT & SERVICES (2.2%)
Cameron International Corp.(a)                                      5,839         568,485
CARBO Ceramics, Inc.                                                2,000          89,840
FMC Technologies, Inc.(a)                                           2,000         121,260
Global Industries Ltd.(a)                                           4,000          98,480
Halliburton Co.                                                    23,222         915,411
Helmerich & Payne, Inc.                                             2,400          75,888
Nabors Industries Ltd.(a)                                           3,500          98,280
National-Oilwell, Inc.(a)                                           5,600         410,144
Reliant Energy, Inc.(a)                                             4,300         118,336
Schlumberger Ltd.                                                  14,403       1,390,898
Superior Energy Services, Inc.(a)                                   1,700          63,036
Unit Corp.(a)                                                       1,200          57,324
                                                                             ------------
                                                                                4,007,382
                                                                             ------------
FOOD & STAPLES RETAILING (1.6%)
BJ's Wholesale Club, Inc.(a)                                        2,200          78,936
Costco Wholesale Corp.                                              5,500         369,930
CVS Corp.                                                           4,853         202,710
Longs Drug Stores Corp.                                               500          26,255
Safeway, Inc.                                                      11,600         394,400
SUPERVALU, Inc.                                                     1,500          58,125
SYSCO Corp.                                                         7,600         260,604
The Kroger Co.                                                     18,800         552,532
Wal-Mart Stores, Inc.                                              21,500         972,015
                                                                             ------------
                                                                                2,915,507
                                                                             ------------
FOOD PRODUCTS (1.1%)
Archer-Daniels-Midland Co.                                          9,700         347,066
ConAgra Foods, Inc.                                                 6,100         144,753
General Mills, Inc.                                                 2,510         144,902
Hormel Foods Corp.                                                    900          32,832
J & J Snack Foods Corp.                                             4,000         142,480
Kellogg Co.                                                         9,030         476,694
Nestle SA, Sponsored ADR                                            2,460         283,609
Sara Lee Corp.                                                     17,400         287,796
Smithfield Foods, Inc.(a)                                           3,700         106,079
Tyson Foods, Inc., Class A                                          4,700          74,260
                                                                             ------------
                                                                                2,040,471
                                                                             ------------
GAS UTILITIES (0.0%)
Atmos Energy Corp.                                                  3,000          84,150
                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - OCTOBER 31, 2007 (UNAUDITED)

                                                       MULTI-MANAGER EQUITY FUND
--------------------------------------------------------------------------------

                                                                   SHARES       VALUE
                                                               ----------    ------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.1%)
Baxter International, Inc.                                          7,100    $    426,071
Beckman Coulter, Inc.                                               1,200          84,984
Covidien Ltd.                                                         450          18,720
DENTSPLY International, Inc.                                        2,200          91,256
Hospira, Inc.(a)                                                    2,700         111,591
ICON PLC, Sponsored ADR(a)                                          2,450         142,100
Immucor, Inc.(a)                                                    1,900          61,275
Medtronic, Inc.                                                     7,900         374,776
Mentor Corp.                                                        2,400         102,168
Respironics, Inc.(a)                                                  700          35,042
St. Jude Medical, Inc.(a)                                           2,800         114,044
Symmetry Medical, Inc.(a)                                           5,750          98,612
Techne Corp.(a)                                                     1,450          94,598
Varian Medical Systems, Inc.(a)                                     2,000          97,540
Zimmer Holdings, Inc.(a)                                            1,400          97,286
                                                                             ------------
                                                                                1,950,063
                                                                             ------------
HEALTH CARE PROVIDERS & SERVICES (3.9%)
Aetna, Inc.                                                         6,600         370,722
Amedisys, Inc.(a)                                                   4,233         179,691
AMERIGROUP Corp.(a)                                                 2,300          80,500
AmerisourceBergen Corp.                                             6,100         287,371
AMN Healthcare Services, Inc.(a)                                    5,400         102,654
Cardinal Health, Inc.                                              14,109         959,835
CIGNA Corp.                                                         3,100         162,719
Coventry Health Care, Inc.(a)                                       1,400          84,434
Express Scripts, Inc.(a)                                           10,892         687,285
Health Net, Inc.(a)                                                 3,600         192,996
HealthExtras, Inc.(a)                                               4,300         125,302
Healthspring, Inc.(a)                                               1,200          25,200
Henry Schein, Inc.(a)                                               1,100          65,890
Humana, Inc.(a)                                                     5,800         434,710
LCA-Vision, Inc.                                                    6,750         115,222
McKesson Corp.                                                      5,800         383,380
Medco Health Solutions, Inc.(a)                                     8,513         803,457
Molina Healthcare, Inc.(a)                                            700          26,677
PharMerica Corp.(a)                                                   266           4,243
Psychiatric Solutions, Inc.(a)                                      3,200         126,720
Quest Diagnostics, Inc.                                             4,703         250,106
UnitedHealth Group, Inc.                                           15,660         769,689
USANA Health Sciences, Inc.(a)                                      2,400          97,944
WellCare Health Plans, Inc.(a)                                        500          12,095
WellPoint, Inc.(a)                                                 10,330         818,446
                                                                             ------------
                                                                                7,167,288
                                                                             ------------
HEALTH CARE TECHNOLOGY (0.1%)
Hlth Corp.(a)                                                       1,300          18,343
Phase Forward, Inc.(a)                                              2,900          68,991
Vital Images, Inc.(a)                                               1,100          19,305
                                                                             ------------
                                                                                  106,639
                                                                             ------------
HOTELS, RESTAURANTS & LEISURE (0.9%)
Brinker International, Inc.                                         4,650         118,063
Burger King Holdings, Inc.                                          1,800          47,592
Choice Hotels International, Inc.                                   1,200          46,488
Darden Restaurants, Inc.                                            3,500         150,500
Jack in the Box, Inc.(a)                                            1,800          56,466
Marriott International, Inc., Class A                               9,600         394,656
McDonald's Corp.                                                    6,401         382,140
Papa John's International, Inc.(a)                                    500          11,650
Wendy's International, Inc.                                         2,100          72,996
Wyndham Worldwide Corp.                                             3,300         108,339
YUM! Brands, Inc.                                                   6,200         249,674
                                                                             ------------
                                                                                1,638,564
                                                                             ------------
HOUSEHOLD DURABLES (0.9%)
Black & Decker Corp.                                                  800          71,928
Centex Corp.                                                        3,100          77,686
D. R. Horton, Inc.                                                  2,300          29,187
Jacobs Engineering Group, Inc.(a)                                   4,400         383,460
KB HOME                                                             2,500          69,100
Lennar Corp., Class B                                               1,400          29,820
Newell Rubbermaid, Inc.                                             5,200         151,632
Pulte Homes, Inc.                                                   5,000          74,200
Toll Brothers, Inc.(a)                                              7,090         162,432
Tupperware Corp.                                                    1,800          64,980
Universal Electronics, Inc.(a)                                      3,700         133,570
Whirlpool Corp.                                                     3,900         308,802
                                                                             ------------
                                                                                1,556,797
                                                                             ------------
HOUSEHOLD PRODUCTS (1.4%)
Clorox Co.                                                            900          56,313
Colgate-Palmolive Co.                                               8,400         640,668
Energizer Holdings, Inc.(a)                                         1,500         156,450
Kimberly-Clark Corp.                                                7,600         538,764
Procter & Gamble Co.                                               16,980       1,180,450
                                                                             ------------
                                                                                2,572,645
                                                                             ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.4%)
Constellation Energy Group                                          5,750         544,525
Mirant Corp.(a)                                                     1,400          59,304
The AES Corp.(a)                                                    8,700         186,267
                                                                             ------------
                                                                                  790,096
                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - OCTOBER 31, 2007 (UNAUDITED)

                                                       MULTI-MANAGER EQUITY FUND
--------------------------------------------------------------------------------

                                                                   SHARES       VALUE
                                                               ----------    ------------
INDUSTRIAL CONGLOMERATES (2.2%)
General Electric Co.                                               76,207    $  3,136,680
McDermott International, Inc.(a)                                    4,000         244,240
Textron, Inc.                                                       8,368         579,149
Tyco International Ltd.                                             1,950          80,282
                                                                             ------------
                                                                                4,040,351
                                                                             ------------
INSURANCE (5.6%)
ACE Ltd.                                                            8,950         542,459
Ambac Financial Group, Inc.                                         1,400          51,562
American Financial Group, Inc.                                      1,100          32,890
American International Group, Inc.                                 27,002       1,704,366
Aon Corp.                                                           2,900         131,428
Arch Capital Group Ltd.(a)                                          1,400         104,678
Aspen Insurance Holdings Ltd.                                       2,900          79,344
Axis Capital Holdings Ltd.                                          3,800         151,012
Brown & Brown, Inc.                                                 2,600          65,494
Chubb Corp.                                                         5,230         279,021
Cincinnati Financial Corp.                                          1,200          47,736
Everest Re Group Ltd.                                               1,100         117,194
Fidelity National Financial, Inc., Class A                          4,000          61,560
First Acceptance Corp.(a)                                           1,950           8,424
Genworth Financial, Inc., Class A                                  12,770         348,621
Hanover Insurance Group, Inc.                                       1,100          50,677
Hartford Financial Services Group, Inc.                             9,260         898,498
HCC Insurance Holdings, Inc.                                        5,200         155,428
Hilb, Rogal & Hobbs Co.                                             4,250         187,298
LandAmerica Financial Group, Inc.                                   2,500          69,475
MBIA, Inc.                                                          2,350         101,144
MetLife, Inc.                                                      14,630       1,007,275
Odyssey Re Holdings Corp.                                             700          26,026
Old Republic International Corp.                                    5,000          76,650
PartnerRe Ltd.                                                      1,200          99,900
Philadelphia Consolidated Holding Corp.(a)                            900          36,720
Principal Financial Group, Inc.                                     2,900         196,243
Prudential Financial, Inc.                                          6,500         628,680
RenaissanceRe Holdings Ltd.                                         2,750         160,435
StanCorp Financial Group, Inc.                                      1,000          55,130
The Allstate Corp.                                                 24,040       1,259,696
The Travelers Cos., Inc.                                           17,553         916,442
Tower Group, Inc.                                                   2,400          72,456
Unum Group                                                          5,300         123,702
W.R. Berkley Corp.                                                  4,400         132,396
XL Capital Ltd.                                                     3,600         259,020
                                                                             ------------
                                                                               10,239,080
                                                                             ------------
INTERNET SOFTWARE & SERVICES (2.3%)
Amazon.com, Inc.(a)                                                 3,100         276,365
Chordiant Software, Inc.(a)                                         2,100          30,219
Google, Inc., Class A(a)                                            4,885       3,453,695
IAC/InterActiveCorp(a)                                              2,000          58,920
McAfee, Inc.(a)                                                     2,600         107,510
PetMed Express, Inc.(a)                                             2,600          37,908
RealNetworks, Inc.(a)                                               3,600          26,136
Websense, Inc.(a)                                                   5,950         109,480
                                                                             ------------
                                                                                4,100,233
                                                                             ------------
IT SERVICES (1.4%)
Accenture Ltd., Class A                                            16,660         650,573
Automatic Data Processing, Inc.                                     6,200         307,272
Cognizant Technology Solutions Corp., Class A(a)                    8,907         369,284
Computer Sciences Corp.(a)                                          4,200         245,238
Convergys Corp.(a)                                                  6,400         117,312
Electronic Data Systems Corp.                                       7,400         159,766
Global Payments, Inc.                                               3,700         175,972
Hewitt Associates, Inc., Class A(a)                                 1,700          59,976
Lionbridge Technologies, Inc.(a)                                    8,650          40,223
MoneyGram International, Inc.                                       2,000          31,900
SRA International, Inc., Class A(a)                                 2,200          60,412
Sykes Enterprises, Inc.(a)                                          3,900          68,835
Unisys Corp.(a)                                                     8,400          51,072
Western Union Co.                                                  13,400         295,336
                                                                             ------------
                                                                                2,633,171
                                                                             ------------
LEISURE EQUIPMENT & PRODUCTS (0.2%)
Brunswick Corp.                                                     2,600          58,006
Eastman Kodak Co.                                                   1,800          51,588
Jarden Corp.(a)                                                       900          31,968
Mattel, Inc.                                                       12,100         252,769
                                                                             ------------
                                                                                  394,331
                                                                             ------------
MACHINERY (1.7%)
Actuant Corp.                                                       2,250         155,205
Bucyrus International, Inc., Class A                                7,302         602,415
Caterpillar, Inc.                                                   1,000          74,610
CLARCOR, Inc.                                                       4,300         156,778
Cummins, Inc.                                                         900         107,964
Deere & Co.                                                           830         128,567
Eaton Corp.                                                         2,870         265,705
EnPro Industries, Inc.(a)                                           2,300          94,323
Flow International Corp.(a)                                         4,750          39,947
Flowserve Corp.                                                       400          31,584
Gardner Denver, Inc.(a)                                             4,700         169,811
Graco, Inc.                                                         3,800         149,568
Ingersoll-Rand Co., Class A                                         3,100         156,085
ITT Industries, Inc.                                                5,700         381,444
SPX Corp.                                                           2,500         253,250
Terex Corp.(a)                                                      1,000          74,220

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - OCTOBER 31, 2007 (UNAUDITED)

                                                       MULTI-MANAGER EQUITY FUND
--------------------------------------------------------------------------------

                                                                   SHARES       VALUE
                                                               ----------    ------------
The Manitowoc Co., Inc.                                             2,000    $     98,520
The Timken Co.                                                      3,240         107,762
                                                                             ------------
                                                                                3,047,758
                                                                             ------------
MEDIA (1.4%)
Central Eurpoean Media Enterprises Ltd., Class A(a)                 4,897         561,931
DreamWorks Animation SKG, Inc., Class A(a)                          1,400          45,584
Entravision Communications Corp., Class A(a)                       13,050         118,755
Gannett Co., Inc.                                                   3,350         142,073
Idearc, Inc.                                                        2,900          78,242
Liberty Media Holding Corp., Series A(a)                            1,700         212,466
Live Nation, Inc.(a)                                                1,600          32,704
New York Times Co., Class A                                         2,570          50,269
News Corp., Class A                                                16,874         365,660
Omnicom Group, Inc.                                                 5,800         295,684
The E.W. Scripps Co., Class A                                       1,280          57,613
Tribune Co.                                                         1,269          38,400
WPP Group PLC, Sponsored ADR                                        1,000          68,800
XM Satellite Radio Holdings, Inc., Class A(a)                      38,946         517,203
                                                                             ------------
                                                                                2,585,384
                                                                             ------------
METALS & MINING (0.6%)
AK Steel Holding Corp.(a)                                           2,200         110,286
Alcan, Inc.                                                           780          78,718
Arcelor Mittal, Class A                                             1,600         127,920
Brush Engineered Materials, Inc.(a)                                 1,900          91,770
Carpenter Technology Corp.                                            500          72,455
Century Aluminum Co.(a)                                             1,700          98,923
Claymont Steel Holdings, Inc.(a)                                    1,550          31,759
Commercial Metals Co.                                               4,800         150,624
Haynes International, Inc.(a)                                         700          61,264
Kaiser Aluminum Corp.                                                 500          37,890
Reliance Steel & Aluminum Co.                                       2,200         128,370
United States Steel Corp.                                           1,000         107,900
                                                                             ------------
                                                                                1,097,879
                                                                             ------------
MULTI-UTILITIES (0.6%)
Ameren Corp.                                                        2,600         140,556
CMS Energy Corp.                                                    5,600          95,032
Dominion Resources, Inc.                                            2,725         249,692
Duke Energy Corp.                                                  14,200         272,214
PG&E Corp.                                                          4,630         226,546
Public Service Enterprise Group, Inc.                                 940          89,864
Wisconsin Energy Corp.                                              2,200         105,336
                                                                             ------------
                                                                                1,179,240
                                                                             ------------
MULTILINE RETAIL (0.7%)
Dillard's, Inc., Class A                                            1,200          27,636
Family Dollar Stores, Inc.                                          6,700         169,845
J.C. Penney Co., Inc.                                               1,700          95,608
Kohl's Corp.(a)                                                     8,765         481,812
Macy's, Inc.                                                       14,850         475,646
                                                                             ------------
                                                                                1,250,547
                                                                             ------------
OIL, GAS & CONSUMABLE FUELS (8.0%)
Apache Corp.                                                        2,370         246,030
Arena Resources, Inc.(a)                                              800          29,208
Berry Petroleum Co., Class A                                        2,500         121,800
BP PLC, Sponsored ADR                                               1,000          77,990
Chevron Corp.                                                      27,221       2,490,994
Comstock Resources, Inc.(a)                                         2,900         105,995
ConocoPhillips                                                     13,488       1,145,940
Delek US Holdings, Inc.                                             1,100          26,389
Devon Energy Corp.                                                  3,750         350,250
EOG Resources, Inc.                                                 2,230         197,578
EXCO Resources, Inc.(a)                                             9,250         156,140
Exxon Mobil Corp.                                                  55,340       5,090,726
Frontier Oil Corp.                                                  2,800         128,212
Hess Corp.                                                          7,170         513,444
Holly Corp.                                                         1,200          75,360
Marathon Oil Corp.                                                 15,050         889,906
Massey Energy Co.                                                   1,300          41,184
Occidental Petroleum Corp.                                          1,200          82,860
Parallel Petroleum Corp.(a)                                         2,900          59,363
Range Resources Corp.                                              22,147         995,065
Royal Dutch Shell PLC, ADR                                          1,100          96,261
St. Mary Land & Exploration Co.                                     1,900          80,484
Sunoco, Inc.                                                        5,700         419,520
Tesoro Corp.                                                        1,200          72,636
Total SA, Sponsored ADR                                             4,480         361,133
Valero Energy Corp.                                                10,600         746,558
Western Refining, Inc.                                              1,600          58,688
                                                                             ------------
                                                                               14,659,714
                                                                             ------------
PAPER & FOREST PRODUCTS (0.2%)
AbitibiBowater, Inc.(a)                                               343          11,758
International Paper Co.                                             9,800         362,208
Louisiana-Pacific Corp.                                             4,100          67,486
                                                                             ------------
                                                                                  441,452
                                                                             ------------
PERSONAL PRODUCTS (0.5%)
Alberto-Culver Co.                                                  3,300          85,767
Avon Products, Inc.                                                13,532         554,541
NBTY, Inc.(a)                                                       1,800          64,080
The Estee Lauder Cos., Inc., Class A                                3,000         131,700
                                                                             ------------
                                                                                  836,088
                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - OCTOBER 31, 2007 (UNAUDITED)

                                                       MULTI-MANAGER EQUITY FUND
--------------------------------------------------------------------------------

                                                                   SHARES       VALUE
                                                               ----------    ------------
PHARMACEUTICALS (4.6%)
Abbott Laboratories                                                 2,330    $    127,265
Bristol-Myers Squibb Co.                                           37,565       1,126,574
Eli Lilly & Co.                                                    12,500         676,875
Endo Pharmaceuticals Holdings, Inc.(a)                              1,300          38,090
Forest Laboratories, Inc.(a)                                        3,600         140,652
Johnson & Johnson                                                  12,980         845,907
King Pharmaceuticals, Inc.(a)                                       5,200          55,120
Merck & Co., Inc.                                                  66,369       3,866,658
Schering-Plough Corp.                                              18,400         561,568
Teva Pharmaceutical Industries Ltd., Sponsored ADR                  1,800          79,218
Wyeth                                                              18,180         884,093
                                                                             ------------
                                                                                8,402,020
                                                                             ------------
REAL ESTATE - OPERATIONS AND DEVELOPMENT (0.0%)
CB Richard Ellis Group, Inc., Class A(a)                            3,600          87,768
                                                                             ------------
REAL ESTATE INVESTMENT TRUST (0.5%)
CBL & Associates Properties, Inc.                                   2,400          79,464
First Potomac Realty Trust                                          1,600          33,440
General Growth Properties, Inc.                                     3,400         184,824
Hospitality Properties Trust                                        3,400         134,640
Liberty Property Trust                                              1,800          67,716
ProLogis                                                            4,200         301,308
Ventas, Inc.                                                        2,500         107,225
                                                                             ------------
                                                                                  908,617
                                                                             ------------
ROAD & RAIL (0.5%)
Atmel Corp.(a)                                                      5,500          26,895
Avis Budget Group, Inc.(a)                                          3,400          70,958
Burlington Northern Santa Fe Corp.                                  2,040         177,786
Celadon Group, Inc.(a)                                              3,600          28,800
Con-way, Inc.                                                       1,500          63,915
Hertz Global Holdings, Inc.(a)                                      2,400          52,032
J.B. Hunt Transport Services, Inc.                                  3,150          87,318
Norfolk Southern Corp.                                                410          21,176
Union Pacific Corp.                                                 2,400         307,296
Vitran Corp, Inc.(a)                                                1,400          19,572
                                                                             ------------
                                                                                  855,748
                                                                             ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.2%)
Applied Materials, Inc.                                            10,800         209,736
Integrated Device Technology, Inc.(a)                              13,800         185,334
Intel Corp.                                                       114,079       3,068,725
LSI Logic Corp.(a)                                                  9,400          62,040
MEMC Electronic Materials, Inc.(a)                                  1,700         124,474
NVIDIA Corp.(a)                                                     3,300         116,754
Power Integrations, Inc.(a)                                         4,850         157,771
                                                                             ------------
                                                                                3,924,834
                                                                             ------------
SOFTWARE (4.7%)
Amdocs Ltd.(a)                                                      1,600          55,040
ANSYS, Inc.(a)                                                      5,433         210,855
BMC Software, Inc.(a)                                               6,100         206,424
Compuware Corp.(a)                                                  3,700          37,000
Electronic Arts, Inc.(a)                                            8,531         521,415
Epicor Software Corp.(a)                                            8,750         102,200
Microsoft Corp.                                                   107,492       3,956,780
Oracle Corp.(a)                                                    87,393       1,937,503
Solera Holdings, Inc.(a)                                            6,200         133,362
Synopsys, Inc.(a)                                                   5,400         152,604
VMware, Inc., Class A(a)                                            9,386       1,171,654
                                                                             ------------
                                                                                8,484,837
                                                                             ------------
SPECIALTY RETAIL (3.0%)
Advance Auto Parts, Inc.                                            1,110          37,873
AutoNation, Inc.(a)                                                 4,100          72,529
Barnes & Noble, Inc.                                                2,100          81,144
Best Buy Co., Inc.                                                 11,410         553,613
Charlotte Russe Holding, Inc.(a)                                    1,100          15,939
Citi Trends, Inc.(a)                                                1,400          27,384
Foot Locker, Inc.                                                   2,100          31,269
GameStop Corp., Class A(a)                                         25,520       1,511,295
Gap, Inc.                                                          30,827         582,630
Guess?, Inc.                                                        2,600         133,614
Home Depot, Inc.                                                    8,400         264,684
Limited Brands                                                      3,500          77,035
Lowe's Cos., Inc.                                                   3,490          93,846
Office Depot, Inc.(a)                                               4,400          82,544
RadioShack Corp.                                                    2,900          59,798
Ross Stores, Inc.                                                   2,500          67,550
Select Comfort Corp.(a)                                            12,450         142,304
Staples, Inc.                                                       4,910         114,599
The Sherwin-Williams Co.                                            2,740         175,141
TJX Cos., Inc.                                                     15,700         454,201
Urban Outfitters, Inc.(a)                                          37,105         937,643
                                                                             ------------
                                                                                5,516,635
                                                                             ------------
TEXTILES APPAREL & LUXURY GOODS (1.0%)
Hanesbrands, Inc.(a)                                                1,600          49,664
Jones Apparel Group, Inc.                                           3,100          64,914
Lululemon Athletica, Inc.(a)                                       16,849         896,704
NIKE, Inc., Class B                                                10,690         708,319
VF Corp.                                                            1,900         165,547
                                                                             ------------
                                                                                1,885,148
                                                                             ------------
THRIFTS & MORTGAGE FINANCE (0.8%)
Federal Home Loan Mortgage Corp.                                    6,590         344,196
Federal National Mortgage Assoc.                                   13,030         743,231

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - OCTOBER 31, 2007 (UNAUDITED)

                                                       MULTI-MANAGER EQUITY FUND
--------------------------------------------------------------------------------

                                                                   SHARES       VALUE
                                                               ----------    ------------
MGIC Investment Corp.                                               1,600    $     30,976
Washington Mutual, Inc.                                             9,700         270,436
                                                                             ------------
                                                                                1,388,839
                                                                             ------------
TRADING COMPANIES & DISTRIBUTORS (0.3%)
Beacon Roofing Supply, Inc.(a)                                      9,850          88,551
Rush Enterprises, Inc., Class A(a)                                  4,500          76,275
W.W. Grainger, Inc.                                                 1,890         169,949
Watsco, Inc.                                                        3,650         151,986
                                                                             ------------
                                                                                  486,761
                                                                             ------------
WIRELESS TELECOMMUNICATION SERVICES (0.6%)
Sprint Corp.                                                       45,810         783,351
Vodafone Group PLC, Sponsored ADR                                   8,505         333,991
                                                                             ------------
                                                                                1,117,342
                                                                             ------------
TOTAL COMMON STOCKS
   (COST $145,561,166)                                                        173,827,450
                                                                             ------------
TIME DEPOSIT (5.8%)
State Street Bank Euro Dollar Time Deposit,
   4.25%, 11/1/07(b)                                           10,547,000      10,547,000
                                                                             ------------
U.S. TREASURY BILL (0.2%)
U.S. Treasury Bills, 3.60%, 12/20/07(b)(c)                        400,000         397,889
                                                                             ------------
      TOTAL INVESTMENTS
         (COST $156,506,223) 101.4%                                           184,772,339
      LIABILITIES IN EXCESS OF OTHER ASSETS (1.4)%                             (2,524,238)
                                                                             ------------
      NET ASSETS 100.0%                                                      $182,248,101
                                                                             ============

(a) Represents non-income producing security.
(b) Rate shown represents the rate as of October 31, 2007.
(c) All or a portion of this security is segregated with the custodian for futures contracts.
ADR - American Depositary Receipt
PLC - Public Limited Co.

FUTURES CONTRACTS

----------------------------------------------------------------------------------
 NUMBER                                                 NOTIONAL
   OF                                    EXPIRATION     VALUE AT      UNREALIZED
CONTRACTS    DESCRIPTION                    DATE        10/31/07     APPRECIATION
----------------------------------------------------------------------------------

             Long Futures Outstanding
             ------------------------
    1        Nasdaq 100 Futures Index     12/21/07     $   45,050        $  1,343
    6        S&P 400 E-Mini Index         12/21/07        547,260          11,483
    2        S&P 500 E-Mini Index         12/20/07        777,450          43,365
   68        S&P 500 Futures Index        12/21/07      5,286,660         136,622

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - OCTOBER 31, 2007 (UNAUDITED)

                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                   SHARES        VALUE
                                                                ---------     -----------
COMMON STOCKS (99.5%)

AEROSPACE & DEFENSE (2.4%)
AAR Corp.(a)                                                        1,050     $    33,652
Alliant Techsystems, Inc.(a)                                          647          71,422
Applied Signal Technology, Inc.                                       460           6,610
Ceradyne, Inc.(a)                                                     780          53,360
Cubic Corp.                                                           470          21,150
Curtiss-Wright Corp.                                                1,230          69,237
DRS Technologies, Inc.                                                741          42,563
EDO Corp.                                                             490          28,420
Esterline Technologies Corp.(a)                                       710          38,894
GenCorp., Inc.(a)                                                   1,550          18,259
General Dynamics Corp.                                              1,780         161,909
Goodrich Corp.                                                        490          34,133
Honeywell International, Inc.                                       3,030         183,042
Kaman Corp., Class A                                                  640          24,134
L-3 Communications Holdings, Inc.                                     620          67,977
Lockheed Martin Corp.                                               1,490         163,960
Moog, Inc., Class A(a)                                              1,160          53,534
Northrop Grumman Corp.                                              1,590         132,956
Precision Castparts Corp.                                             560          83,894
Raytheon Co.                                                        1,810         115,134
Rockwell Collins, Inc.                                                680          50,871
Sequa Corp., Class A(a)                                               153          26,594
Teledyne Technologies, Inc.(a)                                        980          51,264
The Boeing Co.                                                      3,198         315,291
Triumph Group, Inc.                                                   480          38,218
United Technologies Corp.                                           4,040         309,423
                                                                              -----------
                                                                                2,195,901
                                                                              -----------
AIR FREIGHT & LOGISTICS (0.7%)
C.H. Robinson Worldwide, Inc.                                         670          33,446
Expeditors International of Washington, Inc.                        1,480          74,962
FedEx Corp.                                                         1,350         139,509
Forward Air Corp.                                                     845          27,572
Hub Group, Inc., Class A(a)                                         1,150          29,176
United Parcel Service, Inc., Class B                                4,270         320,677
                                                                              -----------
                                                                                  625,342
                                                                              -----------
AIRLINES (0.2%)
AirTran Holdings, Inc.(a)                                           1,710          17,801
Alaska Air Group, Inc.(a)                                             820          20,828
Frontier Airlines Holdings, Inc.(a)                                 1,130           7,967
JetBlue Airways Corp.(a)                                            3,105          28,349
Mesa Air Group, Inc.(a)                                               980           4,557
SkyWest, Inc.                                                       2,000          54,580
Southwest Airlines Co.                                              3,430          48,740
                                                                              -----------
                                                                                  182,822
                                                                              -----------
AUTO COMPONENTS (0.5%)
ArvinMeritor, Inc.                                                  1,330          19,724
BorgWarner, Inc.                                                    1,120         118,395
Drew Industries, Inc.(a)                                              490          19,394
Gentex Corp.                                                        3,240          67,327
Goodyear Tire & Rubber Co.(a)                                         700          21,105
Johnson Controls, Inc.                                              2,640         115,421
Lear Corp.(a)                                                       1,380          49,032
LKQ Corp.(a)                                                        1,530          58,997
Modine Manufacturing Co.                                              690          16,050
Standard Motor Products, Inc.                                         620           5,183
Superior Industries International, Inc.                               740          14,955
                                                                              -----------
                                                                                  505,583
                                                                              -----------
AUTOMOBILES (0.3%)
Coachmen Industries, Inc.                                             470           2,914
Fleetwood Enterprises, Inc.(a)                                      1,820          16,380
Ford Motor Co.(a)                                                   7,120          63,154
General Motors Corp.                                                2,240          87,786
Harley-Davidson, Inc.                                               1,090          56,135
Monaco Coach Corp.                                                    820           9,512
Thor Industries, Inc.                                                 670          32,160
Winnebago Industries, Inc.                                            860          22,171
                                                                              -----------
                                                                                  290,212
                                                                              -----------
BEVERAGES (1.3%)
Coca-Cola Co.                                                       8,140         502,727
Coca-Cola Enterprises, Inc.                                         1,690          43,619
Hansen Natural Corp.(a)                                             1,090          74,120
Pepsi Bottling Group, Inc.                                            890          38,341
PepsiAmericas, Inc.                                                 1,360          48,579
PepsiCo, Inc.                                                       6,670         491,712
                                                                              -----------
                                                                                1,199,098
                                                                              -----------
BIOTECHNOLOGY (1.3%)
Amgen, Inc.(a)                                                      4,450         258,589
ArQule, Inc.(a)                                                     1,090           8,557
Biogen Idec, Inc.(a)                                                1,230          91,561
Celgene Corp.(a)                                                    1,600         105,600
Cephalon, Inc.(a)                                                   1,340          98,812
Genzyme Corp.(a)                                                    1,240          94,203
Gilead Sciences, Inc.(a)                                            3,770         174,136
LifeCell Corp.(a)                                                     920          40,535
Martek Biosciences Corp.(a)                                           950          29,022
Millennium Pharmaceuticals, Inc.(a)                                 6,170          72,929
PDL BioPharma, Inc.(a)                                              2,260          47,912
PerkinElmer, Inc.                                                     530          14,586
Regeneron Pharmaceuticals, Inc.(a)                                  1,920          42,240
Savient Pharmaceuticals, Inc.(a)                                    1,860          26,189
Vertex Pharmaceuticals, Inc.(a)                                     2,420          78,263
                                                                              -----------
                                                                                1,183,134
                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - OCTOBER 31, 2007 (UNAUDITED)

                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                   SHARES        VALUE
                                                                ---------     -----------
BUILDING PRODUCTS (0.2%)
American Standard Cos., Inc.                                          660     $    24,598
Apogee Enterprises, Inc.                                              800          18,824
Griffon Corp.(a)                                                      840          12,961
Lennox International, Inc.                                          1,810          64,617
Masco Corp.                                                         1,740          41,899
NCI Building Systems, Inc.(a)                                         520          20,374
Simpson Manufacturing Co., Inc.                                     1,060          31,789
Universal Forest Products, Inc.                                       550          19,696
                                                                              -----------
                                                                                  234,758
                                                                              -----------
CAPITAL MARKETS (2.9%)
American Capital Strategies Ltd.                                      740          32,123
Ameriprise Financial, Inc.                                          1,006          63,358
Bank of New York Mellon Corp.                                       4,561         222,805
Bear Stearns Cos., Inc.                                               530          60,208
Charles Schwab Corp.                                                4,460         103,650
E*TRADE Financial Corp.(a)                                          1,600          17,824
Eaton Vance Corp.                                                   2,250         112,568
Federated Investors, Inc.                                             440          18,920
Franklin Resources, Inc.                                              750          97,260
Goldman Sachs Group, Inc.                                           1,655         410,308
Investment Technology Group, Inc.(a)                                1,260          52,794
Janus Capital Group, Inc.                                             870          30,024
Jefferies Group, Inc.                                               1,980          52,925
LaBranche & Co., Inc.(a)                                            1,650           9,042
Legg Mason, Inc.                                                      650          53,911
Lehman Brothers Holdings, Inc.                                      2,160         136,815
Merrill Lynch & Co., Inc.                                           3,762         248,367
Morgan Stanley                                                      4,270         287,200
Northern Trust Corp.                                                  910          68,441
Nuveen Investments, Inc., Class A                                   1,480          95,904
optionsXpress Holdings, Inc.                                        1,160          34,522
Piper Jaffray Cos., Inc.(a)                                           570          29,298
Raymond James Financial, Inc.                                       1,845          68,726
SEI Investments Co.                                                 2,070          65,453
State Street Corp.                                                  1,667         132,977
SWS Group, Inc.                                                       780          14,812
T. Rowe Price Group, Inc.                                           1,120          71,949
Tradestation Group, Inc.(a)                                           520           6,344
Waddell & Reed Financial, Inc., Class A                             1,510          50,162
                                                                              -----------
                                                                                2,648,690
                                                                              -----------
CHEMICALS (2.3%)
A. Schulman, Inc.                                                     800          18,888
Air Products & Chemicals, Inc.                                        990          96,871
Airgas, Inc.                                                        1,420          71,667
Albemarle Corp.                                                     1,420          67,819
Arch Chemicals, Inc.                                                  720          32,846
Ashland, Inc.                                                         250          14,680
Cabot Corp.                                                         1,200          42,012
Chemtura Corp.                                                      4,283          39,918
Cytec Industries, Inc.                                                790          52,701
Dow Chemical Co.                                                    3,810         171,602
E.I. Du Pont De Nemours & Co.                                       3,700         183,187
Ecolab, Inc.                                                          830          39,151
Ferro Corp.                                                           680          14,090
FMC Corp.                                                           1,370          78,775
Georgia Gulf Corp.                                                    980          11,858
H.B. Fuller Co.                                                     1,720          50,620
Hercules, Inc.                                                        260           4,891
International Flavors & Fragrances, Inc.                              420          21,928
Lubrizol Corp.                                                      1,290          87,565
Lyondell Chemical Co.                                               4,550         215,897
Material Sciences Corp.(a)                                            510           4,468
Minerals Technologies, Inc.                                           400          28,088
Monsanto Co.                                                        2,190         213,810
Olin Corp.                                                          1,220          27,792
OM Group, Inc.(a)                                                     890          47,152
OMNOVA Solutions, Inc.(a)                                           1,230           6,974
Penford Corp.                                                         240           8,465
PolyOne Corp.(a)                                                    2,540          20,295
PPG Industries, Inc.                                                  800          59,792
Praxair, Inc.                                                       1,380         117,962
Quaker Chemical Corp.                                                 180           3,884
Rohm & Haas Co.                                                       610          31,647
RPM International, Inc.                                             1,910          40,931
Sensient Technologies Corp.                                           790          23,613
Sigma-Aldrich Corp.                                                   560          28,935
Terra Industries, Inc.(a)                                           1,570          57,917
The Scotts Miracle-Gro Co., Class A                                   840          38,548
The Valspar Corp.                                                   1,860          46,556
Tronox, Inc., Class B                                                 994           8,181
                                                                              -----------
                                                                                2,131,976
                                                                              -----------
COMMERCIAL BANKS (3.6%)
Alabama National Bancorp                                              530          41,775
Associated Banc-Corp                                                2,510          72,438
Bank of Hawaii Corp.                                                  930          49,439
BB&T Corp.                                                          2,340          86,510
Boston Private Financial Holdings, Inc.                             1,020          29,335
Cascade Bancorp                                                       460           8,850
Cathay General Bancorp                                              1,010          31,280
Central Pacific Financial Corp.                                       920          20,636
Chittenden Corp.                                                    1,230          43,813
City National Corp.                                                   860          58,136
Colonial BancGroup, Inc.                                            2,500          47,950
Comerica, Inc.                                                        690          32,209

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - OCTOBER 31, 2007 (UNAUDITED)

                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                   SHARES        VALUE
                                                                ---------     -----------
Commerce Bancorp, Inc.                                                790     $    32,192
Community Bank System, Inc.                                           860          17,983
Cullen/Frost Bankers, Inc.                                          1,120          59,562
East West Bancorp, Inc.                                             1,830          61,744
Fifth Third Bancorp                                                 2,430          76,010
First Bancorp                                                       2,610          22,942
First Commonwealth Financial Corp.                                    120           1,379
First Community Bancorp                                               550          26,785
First Horizon National Corp.                                          650          16,952
First Indiana Corp.                                                   320          10,176
First Midwest Bancorp, Inc.                                         1,500          50,520
FirstMerit Corp.                                                    1,360          28,832
Frontier Financial Corp.                                              620          13,758
Glacier Bancorp, Inc.                                               1,215          24,713
Hancock Holding Co.                                                   660          25,100
Hanmi Financial Corp.                                                 620           6,832
Huntington Bancshares, Inc.                                           780          13,970
Independent Bank Corp.                                                399           4,213
Irwin Financial Corp.                                                 710           6,844
KeyCorp                                                             1,690          48,080
M&T Bank Corp.                                                        540          53,719
Marshall & Ilsley Corp.                                             1,060          45,262
Nara Bancorp, Inc.                                                    730          11,300
National City Corp.                                                 3,299          80,001
PNC Financial Services Group, Inc.                                  1,554         112,137
PrivateBancorp, Inc.                                                  540          15,206
Prosperity Bancshares, Inc.                                           930          30,058
Provident Bankshares Corp.                                            980          24,177
Regions Financial Corp.                                             3,072          83,313
Signature Bank(a)                                                     820          28,003
South Financial Group, Inc.                                         2,150          44,419
Sterling Bancorp                                                      220           3,232
Sterling Bancshares, Inc.                                           1,860          22,692
Sterling Financial Corp.                                            1,255          28,237
SunTrust Banks, Inc.                                                1,630         118,338
Susquehanna Bancshares, Inc.                                        1,220          24,607
SVB Financial Group(a)                                                620          32,110
Synovus Financial Corp.                                             1,180          31,105
TCF Financial Corp.                                                 2,400          54,648
U.S. Bancorp                                                        7,250         240,410
UCBH Holdings, Inc.                                                 2,700          46,089
Umpqua Holdings Corp.                                               1,570          26,580
United Bankshares, Inc.                                             1,160          35,148
United Community Banks, Inc.                                          830          18,376
Wachovia Corp.                                                      8,821         403,384
Wells Fargo & Co.                                                  13,669         464,883
Westamerica Bancorp                                                   550          26,444
Whitney Holding Corp.                                               1,920          49,267
Wilmington Trust Corp.                                              1,380          50,191
Wintrust Financial Corp.                                              690          25,351
Zions Bancorp                                                         590          34,875
                                                                              -----------
                                                                                3,334,520
                                                                              -----------
COMMERCIAL SERVICES & SUPPLIES (2.0%)
ABM Industries, Inc.                                                1,320          31,046
Administaff, Inc.                                                     680          27,118
Allied Waste Industries, Inc.(a)                                    1,280          16,179
Angelica Corp.                                                        280           4,838
Avery Dennison Corp.                                                  520          30,108
Bowne & Co., Inc.                                                   1,420          24,680
Brady Corp.                                                         1,530          56,457
CDI Corp.                                                             450          12,402
ChoicePoint, Inc.(a)                                                1,510          59,373
Cintas Corp.                                                          560          20,496
Coinstar, Inc.(a)                                                     970          33,417
Consolidated Graphics, Inc.(a)                                        460          29,431
Copart, Inc.(a)                                                     1,370          52,581
Deluxe Corp.                                                          950          38,323
Equifax, Inc.                                                         590          22,715
G & K Services, Inc., Class A                                         650          26,351
Healthcare Services Group                                             795          17,458
Heidrick & Struggles International, Inc.                              550          23,771
Herman Miller, Inc.                                                 1,250          34,025
HNI Corp.                                                             910          39,458
Kelly Services, Inc., Class A                                         500          10,515
Korn/Ferry International, Inc.(a)                                     710          13,604
Labor Ready, Inc.(a)                                                1,490          26,194
Manpower, Inc.                                                      1,570         117,342
Mine Safety Appliances Co.                                            570          26,100
Mobile Mini, Inc.(a)                                                  970          17,392
Monster Worldwide, Inc.(a)                                            540          21,913
Moody's Corp.                                                         960          41,971
Navigant Consulting, Inc.(a)                                          870          11,467
On Assignment, Inc.(a)                                                930           7,756
Pitney Bowes, Inc.                                                  1,350          54,054
R.R. Donnelley & Sons Co.                                           1,070          43,110
Republic Services, Inc., Class A                                    3,465         118,468
Robert Half International, Inc.                                       680          20,461
Rollins, Inc.                                                         830          25,207
School Specialty, Inc.(a)                                             550          18,563
Spherion Corp.(a)                                                   1,660          14,475
Standard Register Co.                                               1,090          13,985
Stericycle, Inc.(a)                                                 1,630          95,078
Tetra Tech, Inc.(a)                                                 1,840          42,964
The Brink's Co.                                                       910          57,012
The Corporate Executive Board Co.                                     760          54,150
The Dun & Bradstreet Corp.                                          1,225         118,641
United Stationers, Inc.(a)                                            840          48,644

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - OCTOBER 31, 2007 (UNAUDITED)

                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                   SHARES        VALUE
                                                                ---------     -----------
Viad Corp.                                                            690     $    24,454
Volt Information Sciences, Inc.(a)                                    345           5,365
Waste Connections, Inc.(a)                                          2,205          74,551
Waste Management, Inc.                                              2,570          93,522
Watson Wyatt & Co. Holdings                                         1,320          62,925
                                                                              -----------
                                                                                1,880,110
                                                                              -----------
COMMUNICATIONS EQUIPMENT (2.6%)
ADC Telecommunications, Inc.(a)                                     1,820          34,034
ADTRAN, Inc.                                                        1,270          30,569
Andrew Corp.(a)                                                     1,940          28,440
Arris Group, Inc.(a)                                                2,490          28,635
Avocent Corp.(a)                                                      970          26,219
Bel Fuse, Inc.                                                        380          12,092
Belden CDT, Inc.                                                    1,350          78,665
Black Box Corp.                                                       640          25,587
Blue Coat Systems, Inc.(a)                                            980          39,778
C-COR, Inc.(a)                                                      1,370          16,796
Ciena Corp.(a)                                                        402          19,240
Cisco Systems, Inc.(a)                                             24,040         794,762
CommScope, Inc.(a)                                                  1,130          53,302
Comtech Telecommunications Corp.(a)                                   680          36,890
Corning, Inc.                                                       6,070         147,319
Digi International, Inc.(a)                                           690          11,068
Ditech Networks, Inc.(a)                                              690           3,429
Dycom Industries, Inc.(a)                                             760          21,470
F5 Networks, Inc.(a)                                                1,580          56,927
Harmonic, Inc.(a)                                                   2,130          26,242
Harris Corp.                                                        2,540         153,822
JDS Uniphase Corp.(a)                                                 680          10,377
Juniper Networks, Inc.(a)                                           2,070          74,520
Motorola, Inc.                                                      9,150         171,929
NETGEAR, Inc.(a)                                                    1,020          36,047
Network Equipment Technologies, Inc.(a)                               780          11,622
PC-Tel, Inc.(a)                                                     1,320          11,497
Plantronics, Inc.                                                     910          24,889
Polycom, Inc.(a)                                                    1,630          45,607
Powerwave Technologies, Inc.(a)                                     2,100          11,676
QUALCOMM, Inc.                                                      6,690         285,864
Symmetricom, Inc.(a)                                                1,330           6,304
Tellabs, Inc.(a)                                                    1,664          14,660
Tollgrade Communications, Inc.(a)                                     410           3,296
UTStarcom, Inc.(a)                                                  1,940           6,208
ViaSat, Inc.(a)                                                       740          22,570
                                                                              -----------
                                                                                2,382,352
                                                                              -----------
COMPUTERS & PERIPHERALS (3.2%)
Adaptec, Inc.(a)                                                    3,220          11,367
Apple Computer, Inc.(a)                                             3,466         658,367
Avid Technology, Inc.(a)                                            1,185          34,827
Dell, Inc.(a)                                                       8,980         274,788
Diebold, Inc.                                                       1,370          57,321
EMC Corp.(a)                                                        8,410         213,530
Hewlett-Packard Co.                                                10,390         536,955
Hutchinson Technology, Inc.(a)                                        860          20,408
Imation Corp.                                                         670          14,928
International Business Machines Corp.                               5,653         656,426
Lexmark International, Inc., Class A(a)                               460          19,315
NCR Corp.(a)                                                        3,070          84,701
Network Appliance, Inc.(a)                                          1,520          47,865
Novatel Wireless, Inc.(a)                                             870          22,620
Palm, Inc.                                                          1,760          15,875
SanDisk Corp.(a)                                                      960          42,624
Stratasys, Inc.(a)                                                    610          15,878
Sun Microsystems, Inc.(a)                                          12,390          70,747
Synaptics, Inc.(a)                                                    810          44,023
Teradata Corp.(a)                                                   1,320          37,660
Western Digital Corp.(a)                                            4,040         104,717
                                                                              -----------
                                                                                2,984,942
                                                                              -----------
CONSTRUCTION & ENGINEERING (0.7%)
EMCOR Group, Inc.(a)                                                1,720          59,220
Fluor Corp.                                                           380          60,040
Granite Construction, Inc.                                            610          26,120
Insituform Technologies, Inc., Class A(a)                             790          11,107
KBR, Inc.(a)                                                        3,030         129,926
Quanta Services, Inc.(a)                                            2,900          95,700
Shaw Group, Inc.(a)                                                 2,370         176,802
URS Corp.(a)                                                        1,560          96,424
                                                                              -----------
                                                                                  655,339
                                                                              -----------
CONSTRUCTION MATERIALS (0.3%)
Florida Rock Industries, Inc.                                         865          54,434
Headwaters, Inc.(a)                                                 1,160          16,646
Martin Marietta Materials, Inc.                                       776         100,376
Texas Industries, Inc.                                                800          58,448
Vulcan Materials Co.                                                  420          35,914
                                                                              -----------
                                                                                  265,818
                                                                              -----------
CONSUMER FINANCE (0.7%)
American Express Co.                                                4,840         294,998
AmeriCredit Corp.(a)                                                2,260          31,889
Capital One Financial Corp.                                         1,748         114,651
Cash America International, Inc.                                      830          32,370
Discover Financial Services                                         1,990          38,407
First Cash Financial Services, Inc.(a)                                600          11,796
Rewards Network, Inc.(a)                                              720           3,528
SLM Corp.                                                           1,680          79,229
World Acceptance Corp.(a)                                             520          16,775
                                                                              -----------
                                                                                  623,643
                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - OCTOBER 31, 2007 (UNAUDITED)

                                                   DOMESTIC ALL- CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                   SHARES        VALUE
                                                                ---------     -----------
CONTAINERS & PACKAGING (0.4%)
AptarGroup, Inc.                                                    1,960     $    87,612
Ball Corp.                                                            450          22,311
Bemis Co., Inc.                                                       420          11,827
Caraustar Industries, Inc.(a)                                         840           3,394
Chesapeake Corp.                                                      550           4,076
Myers Industries, Inc.                                                890          18,859
Packaging Corp. of America                                          1,730          55,083
Pactiv Corp.(a)                                                       600          16,482
Rock-Tenn Co., Class A                                                940          27,410
Sealed Air Corp.                                                      720          17,950
Sonoco Products Co.                                                 1,750          54,110
Temple-Inland, Inc.                                                   470          25,225
                                                                              -----------
                                                                                  344,339
                                                                              -----------
DISTRIBUTORS (0.1%)
Audiovox Corp., Class A(a)                                            680           8,160
Building Materials Holding Corp.                                      770           6,052
Genuine Parts Co.                                                     760          37,293
                                                                              -----------
                                                                                   51,505
                                                                              -----------
DIVERSIFIED CONSUMER SERVICES (0.6%)
Apollo Group, Inc., Class A(a)                                        610          48,349
Bright Horizons Family Solutions, Inc.(a)                             720          27,936
Career Education Corp.(a)                                           1,700          60,758
Corinthian Colleges, Inc.(a)                                        1,600          26,224
DeVry, Inc.                                                         1,120          61,253
H&R Block, Inc.                                                     1,520          33,136
ITT Educational Services, Inc.(a)                                     560          71,226
Matthews International Corp., Class A                                 580          26,431
Pre-Paid Legal Services, Inc.(a)                                      320          19,072
Regis Corp.                                                           850          28,560
Sotheby's                                                           1,200          65,004
Strayer Education, Inc.                                               290          54,073
Universal Technical Institute, Inc.(a)                                690          12,993
                                                                              -----------
                                                                                  535,015
                                                                              -----------
DIVERSIFIED FINANCIAL SERVICES (2.8%)
Bank of America Corp.                                              17,599         849,680
CIT Group, Inc.                                                       810          28,544
Citigroup, Inc.                                                    19,750         827,525
CME Group, Inc.                                                       231         153,904
Financial Federal Corp.                                               840          22,697
IntercontinentalExchange, Inc.(a)                                     290          51,678
JP Morgan Chase & Co.                                              13,480         633,560
Portfolio Recovery Associates, Inc.                                   510          23,006
                                                                              -----------
                                                                                2,590,594
                                                                              -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.9%)
AT&T, Inc.                                                         24,277       1,014,536
CenturyTel, Inc.                                                      470          20,704
Cincinnati Bell, Inc.(a)                                            4,040          21,897
Citizens Communications Co.                                         1,871          24,622
Embarq Corp.                                                          676          35,774
General Communication, Inc., Class A(a)                             2,000          23,460
NeuStar, Inc., Class A(a)                                           1,380          47,196
Qwest Communications International, Inc.(a)                         6,710          48,178
Verizon Communications, Inc.                                       11,700         539,019
Windstream Corp.                                                    1,654          22,242
                                                                              -----------
                                                                                1,797,628
                                                                              -----------
ELECTRIC UTILITIES (1.9%)
Allegheny Energy, Inc.(a)                                             710          43,069
ALLETE, Inc.                                                          890          38,884
American Electric Power Co., Inc.                                   1,840          88,706
Central Vermont Public Service Corp.                                  370          11,759
Cleco Corp.                                                         1,400          36,890
DPL, Inc.                                                           2,470          71,729
Edison International                                                1,360          79,002
El Paso Electric Co.(a)                                             1,410          34,333
Entergy Corp.                                                         980         117,473
Exelon Corp.                                                        2,890         239,234
FirstEnergy Corp.                                                   1,450         101,065
FPL Group, Inc.                                                     1,810         123,840
Great Plains Energy, Inc.                                           1,460          43,566
Hawaiian Electric Industries, Inc.                                  1,360          31,552
IDACORP, Inc.                                                         840          29,308
Northeast Utilities                                                 2,410          74,300
Pepco Holdings, Inc.                                                3,640         103,704
Pinnacle West Capital Corp.                                           570          23,028
PPL Corp.                                                           1,640          84,788
Progress Energy, Inc.                                               1,270          60,960
Sierra Pacific Resources                                            3,500          59,045
Southern Co.                                                        3,400         124,644
UIL Holdings Corp.                                                    783          27,546
Unisource Energy Corp.                                              1,050          33,306
Westar Energy, Inc.                                                 1,550          41,261
                                                                              -----------
                                                                                1,722,992
                                                                              -----------
ELECTRICAL EQUIPMENT (0.9%)
A.O. Smith Corp.                                                      610          22,808
Acuity Brands, Inc.                                                 1,230          58,794
AMETEK, Inc.                                                        1,875          88,125
Baldor Electric Co.                                                 1,290          52,013
C&D Technologies, Inc.(a)                                             680           3,278
Cooper Industries Ltd., Class A                                       720          37,721

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - OCTOBER 31, 2007 (UNAUDITED)

                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                   SHARES        VALUE
                                                                ---------     -----------
Emerson Electric Co.                                                3,160     $   165,173
Hubbell, Inc., Class B                                              1,080          59,400
MagneTek, Inc.(a)                                                     890           4,566
REGAL-BELOIT Corp.                                                    910          44,626
Rockwell Automation, Inc.                                             650          44,772
Roper Industries, Inc.                                              1,690         119,669
Thomas & Betts Corp.(a)                                               910          50,969
Vicor Corp.                                                           810          11,372
Woodward Governor Co.                                                 850          56,950
                                                                              -----------
                                                                                  820,236
                                                                              -----------
ELECTRONIC COMPONENTS (0.1%)
Tyco Electronics Ltd.                                               1,940          69,200
                                                                              -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.8%)
Agilent Technologies, Inc.(a)                                       1,570          57,855
Agilysys, Inc.                                                        930          16,089
Amphenol Corp., Class A                                             3,230         142,992
Anixter International, Inc.(a)                                        980          70,413
Arrow Electronics, Inc.(a)                                          2,210          88,356
Avnet, Inc.(a)                                                      2,710         113,061
Bell Microproducts, Inc.(a)                                           820           4,912
Benchmark Electronics, Inc.(a)                                      1,855          38,046
Brightpoint, Inc.(a)                                                1,608          26,050
Checkpoint Systems, Inc.(a)                                         1,260          38,115
Cognex Corp.                                                        1,300          23,374
Coherent, Inc.(a)                                                     970          31,816
CTS Corp.                                                           1,000          12,350
Daktronics, Inc.                                                      940          28,031
Electro Scientific Industries, Inc.(a)                                850          18,547
FARO Technologies, Inc.(a)                                            490          14,092
FLIR Systems, Inc.(a)                                               1,960         136,004
Gerber Scientific, Inc.(a)                                            650           7,183
Ingram Micro, Inc.(a)                                               2,250          47,790
Insight Enterprises, Inc.(a)                                        1,380          38,143
Itron, Inc.(a)                                                        940         101,041
Jabil Circuit, Inc.                                                   680          14,776
Keithley Instruments, Inc.                                            510           5,120
KEMET Corp.(a)                                                      1,520          10,746
Littelfuse, Inc.(a)                                                   680          21,644
LoJack Corp.(a)                                                       500           8,785
Mercury Computer Systems, Inc.(a)                                     770          12,043
Methode Electronics, Inc.                                             980          12,289
Molex, Inc.                                                           560          15,994
MTS Systems Corp.                                                     590          26,249
National Instruments Corp.                                          1,190          38,604
Newport Corp.(a)                                                      770          10,526
Park Electrochemical Corp.                                            600          18,792
Photon Dynamics, Inc.(a)                                              660           6,785
Planar Systems, Inc.(a)                                               420           2,864
Plexus Corp.(a)                                                     1,300          33,540
RadiSys Corp.(a)                                                      660           8,877
Rogers Corp.(a)                                                       570          27,947
ScanSource, Inc.(a)                                                   830          30,660
SYNNEX Corp.(a)                                                       340           7,606
Tech Data Corp.(a)                                                  1,170          46,016
Technitrol, Inc.                                                    1,110          32,645
Tektronix, Inc.                                                       410          15,519
Trimble Navigation Ltd.(a)                                          3,460         144,282
TTM Technologies, Inc.(a)                                             740           9,494
Vishay Intertechnology, Inc.(a)                                     3,320          41,799
Waters Corp.(a)                                                       500          38,490
X-Rite, Inc.(a)                                                       610           8,485
                                                                              -----------
                                                                                1,704,837
                                                                              -----------
ENERGY EQUIPMENT & SERVICES (3.2%)
Atwood Oceanics, Inc.(a)                                              820          69,077
Baker Hughes, Inc.                                                  1,370         118,806
Basic Energy Services, Inc.(a)                                        330           6,531
BJ Services Co.                                                     1,280          32,243
Bristow Group, Inc.(a)                                                670          33,426
Cameron International Corp.(a)                                      2,000         194,720
CARBO Ceramics, Inc.                                                  585          26,278
Dril-Quip, Inc.(a)                                                    770          41,064
ENSCO International, Inc.                                             640          35,514
Exterran Holdings, Inc.(a)                                          1,243         104,661
FMC Technologies, Inc.(a)                                           2,300         139,449
Grant Prideco, Inc.(a)                                              2,270         111,593
Gulf Island Fabrication, Inc.                                         280           9,778
Halliburton Co.                                                     3,730         147,037
Helix Energy Solutions Group, Inc.(a)                               2,602         120,343
Helmerich & Payne, Inc.                                             1,910          60,394
ION Geophysical Corp.(a)                                            2,300          34,845
Lufkin Industries, Inc.                                               480          28,541
Matrix Service Co.(a)                                                 730          21,528
Nabors Industries Ltd.(a)                                           1,280          35,942
NATCO Group, Inc., Class A(a)                                         520          27,721
National-Oilwell, Inc.(a)                                           1,416         103,708
Noble Corp.                                                         1,020          54,009
Oceaneering International, Inc.(a)                                  1,590         122,859
Patterson-UTI Energy, Inc.                                          3,020          60,219
Pride International, Inc.(a)                                        2,940         108,486
Rowan Cos., Inc.                                                      390          15,202
Schlumberger Ltd.                                                   4,840         467,399
SEACOR Holdings, Inc.(a)                                              782          71,670
Smith International, Inc.                                             810          53,501
Superior Energy Services, Inc.(a)                                   1,290          47,833
Superior Well Services, Inc.(a)                                       250           5,100

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - OCTOBER 31, 2007 (UNAUDITED)

                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                   SHARES        VALUE
                                                                ---------     -----------
TETRA Technologies, Inc.(a)                                         1,960     $    38,592
Tidewater, Inc.                                                     1,000          54,670
Transocean, Inc.(a)                                                 1,220         145,631
Unit Corp.(a)                                                       1,290          61,623
W-H Energy Services, Inc.(a)                                          890          51,228
Weatherford International Ltd.(a)                                   1,380          89,576
                                                                              -----------
                                                                                2,950,797
                                                                              -----------
FOOD & STAPLES RETAILING (1.7%)
BJ's Wholesale Club, Inc.(a)                                        1,210          43,415
Casey's General Stores, Inc.                                        1,440          41,040
Costco Wholesale Corp.                                              1,850         124,431
CVS Corp.                                                           6,005         250,829
Great Atlantic & Pacific Tea Co., Inc.(a)                             690          22,335
Longs Drug Stores Corp.                                               960          50,410
Nash Finch Co.                                                        430          16,104
Performance Food Group Co.(a)                                       1,100          29,689
Ruddick Corp.                                                         780          26,520
Safeway, Inc.                                                       1,890          64,260
Spartan Stores, Inc.                                                  510          11,337
SUPERVALU, Inc.                                                       820          31,775
SYSCO Corp.                                                         2,620          89,840
The Kroger Co.                                                      2,850          83,761
United Natural Foods, Inc.(a)                                       1,280          37,043
Wal-Mart Stores, Inc.                                               9,640         435,824
Walgreen Co.                                                        3,960         157,014
Whole Foods Market, Inc.                                              590          29,229
                                                                              -----------
                                                                                1,544,856
                                                                              -----------
FOOD PRODUCTS (1.5%)
Archer-Daniels-Midland Co.                                          2,590          92,670
Campbell Soup Co.                                                   1,140          42,157
ConAgra Foods, Inc.                                                 2,170          51,494
Corn Products International, Inc.                                   1,850          78,699
Dean Foods Co.                                                        680          18,884
Flowers Foods, Inc.                                                 2,700          59,238
General Mills, Inc.                                                 1,620          93,523
H.J. Heinz Co.                                                      1,550          72,509
Hain Celestial Group, Inc.(a)                                       1,170          41,020
Hershey Foods Corp.                                                   810          34,919
Hormel Foods Corp.                                                  1,650          60,192
J & J Snack Foods Corp.                                               520          18,522
J.M. Smucker Co.                                                    1,140          60,910
Kellogg Co.                                                         1,290          68,099
Kraft Foods, Inc., Class A                                          6,380         213,156
Lancaster Colony Corp.                                                520          20,889
Lance, Inc.                                                           890          18,850
Mannatech, Inc.                                                       160           1,272
McCormick & Co., Inc.                                                 590          20,668
Peet's Coffee & Tea, Inc.(a)                                          470          12,817
Ralcorp Holdings, Inc.(a)                                             800          45,040
Sanderson Farms, Inc.                                                 470          16,356
Sara Lee Corp.                                                      3,080          50,943
Smithfield Foods, Inc.(a)                                           2,000          57,340
Tootsie Roll Industries, Inc.                                         816          21,028
TreeHouse Foods, Inc.(a)                                            1,016          28,347
Tyson Foods, Inc., Class A                                          1,580          24,964
Wm. Wrigley Jr. Co.                                                 1,000          61,670
                                                                              -----------
                                                                                1,386,176
                                                                              -----------
GAS UTILITIES (1.2%)
AGL Resources, Inc.                                                 1,500          59,295
Atmos Energy Corp.                                                  2,360          66,198
Energen Corp.                                                       2,040         130,560
Equitable Resources, Inc.                                           2,160         121,651
Laclede Group, Inc.                                                   590          20,526
National Fuel Gas Co.                                               1,400          67,886
New Jersey Resources Corp.                                            880          43,340
Nicor, Inc.                                                           170           7,356
Northwest Natural Gas Co.                                             750          36,127
ONEOK, Inc.                                                         1,870          93,388
Piedmont Natural Gas Co., Inc.                                      2,130          54,379
Questar Corp.                                                         680          38,814
South Jersey Industries, Inc.                                         800          30,048
Southern Union Co.                                                  3,270         103,005
Southwest Gas Corp.                                                   930          27,677
Spectra Energy Corp.                                                2,423          62,950
UGI Corp.                                                           3,480          92,638
WGL Holdings, Inc.                                                    790          26,797
                                                                              -----------
                                                                                1,082,635
                                                                              -----------
HEALTH CARE EQUIPMENT & SUPPLIES (3.1%)
Advanced Medical Optics, Inc.(a)                                    1,107          30,387
Allscripts Healthcare Solutions, Inc.(a)                            1,570          43,489
American Medical Systems Holdings, Inc.(a)                          2,120          27,115
Analogic Corp.                                                        490          28,004
ArthroCare Corp.(a)                                                   840          54,466
Baxter International, Inc.                                          2,720         163,227
Beckman Coulter, Inc.                                               1,250          88,525
BioLase Technology, Inc.(a)                                           740           3,781
Boston Scientific Corp.(a)                                          4,847          67,228
C.R. Bard, Inc.                                                       580          48,494
CONMED Corp.(a)                                                       910          25,880
Cooper Cos., Inc.                                                   1,380          57,960
Covidien Ltd.                                                       2,000          83,200
Cyberonics, Inc.(a)                                                   680           9,860
Datascope Corp.                                                       450          16,259
DENTSPLY International, Inc.                                        2,910         120,707

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - OCTOBER 31, 2007 (UNAUDITED)

                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                   SHARES        VALUE
                                                                ---------     -----------
DJ Orthopedics, Inc.(a)                                               730     $    36,463
Edwards Lifesciences Corp.(a)                                       1,170          58,757
Gen-Probe, Inc.(a)                                                  1,010          70,720
Greatbatch, Inc.(a)                                                   720          17,899
Haemonetics Corp.(a)                                                  860          44,195
Hillenbrand Industries, Inc.                                        1,250          69,025
Hologic, Inc.(a)                                                    2,258         153,359
Hospira, Inc.(a)                                                      640          26,451
ICU Medical, Inc.(a)                                                  470          18,847
IDEXX Laboratories, Inc.(a)                                           995         121,171
Immucor, Inc.(a)                                                    1,975          63,694
Integra LifeSciences Holdings(a)                                      600          29,082
Intuitive Surgical, Inc.(a)                                           693         226,521
Invacare Corp.                                                      1,020          27,601
Kensey Nash Corp.(a)                                                  400          10,944
Kyphon, Inc.(a)                                                       860          60,957
Medtronic, Inc.                                                     4,690         222,494
Mentor Corp.                                                        1,050          44,698
Meridian Bioscience, Inc.                                           1,065          35,241
Merit Medical Systems, Inc.(a)                                        750           9,788
Osteotech, Inc.(a)                                                    480           3,341
Palomar Medical Technologies, Inc.(a)                                 500          12,645
PolyMedica Corp.                                                      710          37,602
Possis Medical, Inc.(a)                                               540           7,727
ResMed, Inc.(a)                                                     1,430          59,245
Respironics, Inc.(a)                                                2,210         110,633
St. Jude Medical, Inc.(a)                                           1,440          58,651
STERIS Corp.                                                        1,280          37,171
Stryker Corp.                                                       1,210          85,910
SurModics, Inc.(a)                                                    480          27,235
Symmetry Medical, Inc.(a)                                             690          11,834
Techne Corp.(a)                                                       860          56,106
Theragenics Corp.(a)                                                  920           4,352
Varian Medical Systems, Inc.(a)                                       620          30,237
Varian, Inc.(a)                                                       620          45,812
Vital Signs, Inc.                                                     340          17,986
Zimmer Holdings, Inc.(a)                                            1,060          73,659
                                                                              -----------
                                                                                2,896,635
                                                                              -----------
HEALTH CARE PROVIDERS & SERVICES (2.8%)
Aetna, Inc.                                                         2,110         118,519
Amedisys, Inc.(a)                                                     759          32,220
AMERIGROUP Corp.(a)                                                 1,490          52,150
AmerisourceBergen Corp.                                               990          46,639
AMN Healthcare Services, Inc.(a)                                      820          15,588
AmSurg Corp.(a)                                                       910          24,070
Apria Healthcare Group, Inc.(a)                                       900          21,753
Cardinal Health, Inc.                                               1,660         112,930
Centene Corp.(a)                                                    1,210          28,229
Chemed Corp.                                                          710          40,697
CIGNA Corp.                                                         1,150          60,363
Coventry Health Care, Inc.(a)                                         706          42,579
Cross Country Healthcare, Inc.(a)                                     820          12,882
CryoLife, Inc.(a)                                                     830           5,603
Express Scripts, Inc.(a)                                            1,078          68,022
Gentiva Health Services, Inc.(a)                                      680          12,906
Health Net, Inc.(a)                                                 2,060         110,437
HealthExtras, Inc.(a)                                               1,010          29,431
Healthways, Inc.(a)                                                 1,080          65,556
Henry Schein, Inc.(a)                                               1,750         104,825
Hooper Holmes, Inc.(a)                                              1,840           4,085
Humana, Inc.(a)                                                       740          55,463
inVentiv Health, Inc.(a)                                              950          40,118
Kindred Healthcare, Inc.(a)                                           340           7,222
Laboratory Corp. of America Holdings(a)                               600          41,250
LCA-Vision, Inc.                                                      605          10,327
LHC Group, Inc.(a)                                                    300           6,894
LifePoint Hospitals, Inc.(a)                                        1,114          33,999
Lincare Holdings, Inc.(a)                                           1,750          60,847
Manor Care, Inc.                                                      390          25,966
Matria Healthcare, Inc.(a)                                            610          15,665
McKesson Corp.                                                      1,390          91,879
MedCath Corp.(a)                                                      420          11,647
Medco Health Solutions, Inc.(a)                                     1,180         111,368
Molina Healthcare, Inc.(a)                                            460          17,531
Odyssey Healthcare, Inc.(a)                                         1,130          11,583
Omnicare, Inc.                                                      2,200          64,900
Owens & Minor, Inc.                                                 1,230          49,864
Patterson Cos., Inc.(a)                                               730          28,550
Pediatrix Medical Group, Inc.(a)                                    1,500          98,250
PharMerica Corp.(a)                                                   616           9,825
PSS World Medical, Inc.(a)                                          1,510          30,502
Psychiatric Solutions, Inc.(a)                                        970          38,412
Quest Diagnostics, Inc.                                               750          39,885
RehabCare, Inc.(a)                                                    500          10,370
Res-Care, Inc.(a)                                                     610          14,982
Sierra Health Services, Inc.(a)                                     1,560          65,988
Sunrise Senior Living, Inc.(a)                                      1,350          49,950
UnitedHealth Group, Inc.                                            5,364         263,641
USANA Health Sciences, Inc.(a)                                        290          11,835
VCA Antech, Inc.(a)                                                 1,570          72,298
WellCare Health Plans, Inc.(a)                                        780          18,868
WellPoint, Inc.(a)                                                  2,590         205,206
                                                                              -----------
                                                                                2,624,569
                                                                              -----------
HEALTH CARE TECHNOLOGY (0.1%)
IMS Health, Inc.                                                    1,060          26,722
Omnicell Inc.(a)                                                      990          26,136
Phase Forward, Inc.(a)                                              1,040          24,742
                                                                              -----------
                                                                                   77,600
                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - OCTOBER 31, 2007 (UNAUDITED)

                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                   SHARES        VALUE
                                                                ---------     -----------
HOTELS, RESTAURANTS & LEISURE (1.4%)
Applebee's International, Inc.                                      1,490     $    37,757
Bob Evans Farms, Inc.                                                 670          18,881
Brinker International, Inc.                                         2,210          56,112
Buffalo Wild Wings, Inc.(a)                                           470          14,410
California Pizza Kitchen, Inc.(a)                                     615           9,951
CBRL Group, Inc.                                                      580          23,142
CEC Entertainment, Inc.(a)                                          1,030          30,694
Cheesecake Factory(a)                                               1,595          35,776
CKE Restaurants, Inc.                                               1,330          21,519
Darden Restaurants, Inc.                                              660          28,380
IHOP Corp.                                                            470          29,765
International Speedway Corp., Class A                                 670          29,768
Jack in the Box, Inc.(a)                                            1,940          60,858
LIFE TIME FITNESS, Inc.(a)                                            630          38,203
Marcus Corp.                                                          980          18,855
Marriott International, Inc., Class A                               1,520          62,487
McDonald's Corp.                                                    4,990         297,903
O'Charley's, Inc.                                                     670          10,740
P.F. Chang's China Bistro, Inc.(a)                                    750          21,832
Panera Bread Co., Class A(a)                                        1,020          41,810
Papa John's International, Inc.(a)                                    780          18,174
Red Robin Gourmet Burgers, Inc.(a)                                    560          22,411
Ruby Tuesday, Inc.                                                  1,220          19,483
Sonic Corp.(a)                                                      2,535          62,817
Starbucks Corp.(a)                                                  3,020          80,574
The Steak n Shake Co.(a)                                              830          12,575
Triarc Cos., Inc., Class B                                          2,040          22,848
Wendy's International, Inc.                                           460          15,990
Wyndham Worldwide Corp.                                               830          27,249
YUM! Brands, Inc.                                                   2,420          97,453
                                                                              -----------
                                                                                1,268,417
                                                                              -----------
HOUSEHOLD DURABLES (1.0%)
American Greetings Corp., Class A                                   1,320          34,769
Bassett Furniture Industries, Inc.                                    350           3,714
Black & Decker Corp.                                                  320          28,771
Blyth, Inc.                                                           650          12,409
Centex Corp.                                                          500          12,530
Champion Enterprises, Inc.(a)                                       2,340          27,752
D. R. Horton, Inc.                                                  1,056          13,401
Ethan Allen Interiors, Inc.                                           940          29,008
Furniture Brands International, Inc.                                  880          10,604
Harman International Industries, Inc.                                 294          24,755
Hovnanian Enterprises, Inc., Class A(a)                               630           7,163
Interface, Inc.                                                     1,520          29,078
Jacobs Engineering Group, Inc.(a)                                   2,160         188,244
KB HOME                                                               340           9,398
La-Z-Boy, Inc.                                                      1,400          11,046
Leggett & Platt, Inc.                                                 760          14,767
Lennar Corp., Class A                                                 560          12,796
Libbey, Inc.                                                          380           6,836
M.D.C. Holdings, Inc.                                                 671          27,182
M/I Homes, Inc.                                                       320           5,312
Meritage Homes Corp.(a)                                               550           8,850
Mohawk Industries, Inc.(a)                                          1,070          91,314
National Presto Industries, Inc.                                      210          11,537
Newell Rubbermaid, Inc.                                             1,120          32,659
NVR, Inc.(a)                                                          106          50,429
Pulte Homes, Inc.                                                     780          11,575
Russ Berrie & Co., Inc.(a)                                            670          11,725
Ryland Group, Inc.                                                    780          22,175
Skyline Corp.                                                         240           8,506
Snap-on, Inc.                                                         230          11,479
Standard Pacific Corp.                                              1,750           8,400
Stanley Works                                                         350          20,142
Toll Brothers, Inc.(a)                                              2,090          47,882
Tupperware Corp.                                                    1,070          38,627
Universal Electronics, Inc.(a)                                        350          12,635
Whirlpool Corp.                                                       373          29,534
                                                                              -----------
                                                                                  927,004
                                                                              -----------
HOUSEHOLD PRODUCTS (1.6%)
Central Garden & Pet Co., Class A(a)                                1,140           9,485
Church & Dwight Co., Inc.                                           1,320          62,449
Clorox Co.                                                            790          49,430
Colgate-Palmolive Co.                                               2,310         176,184
Energizer Holdings, Inc.(a)                                         1,080         112,644
Kimberly-Clark Corp.                                                1,990         141,071
Procter & Gamble Co.                                               12,621         877,412
Spectrum Brands, Inc.(a)                                            1,390           5,991
WD-40 Co.                                                             540          21,384
                                                                              -----------
                                                                                1,456,050
                                                                              -----------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.2%)
Black Hills Corp.                                                     720          31,982
Constellation Energy Group                                            860          81,442
Dynegy, Inc., Class A(a)                                            1,580          14,552
The AES Corp.(a)                                                    2,620          56,094
                                                                              -----------
                                                                                  184,070
                                                                              -----------
INDUSTRIAL CONGLOMERATES (2.4%)
3M Co.                                                              3,024         261,153
Carlisle Cos., Inc.                                                 1,070          42,211
General Electric Co.                                               40,410       1,663,276
Standex International Corp.                                           330           7,075
Teleflex, Inc.                                                        770          56,372
Textron, Inc.                                                       1,020          70,594

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - OCTOBER 31, 2007 (UNAUDITED)

                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                   SHARES        VALUE
                                                                ---------     -----------
Tredegar Corp.                                                      1,070     $    18,639
Tyco International Ltd.                                             1,970          81,105
                                                                              -----------
                                                                                2,200,425
                                                                              -----------
INSURANCE (4.1%)
ACE Ltd.                                                            1,470          89,097
AFLAC, Inc.                                                         2,070         129,955
Ambac Financial Group, Inc.                                           490          18,047
American Financial Group, Inc.                                      1,410          42,159
American International Group, Inc.                                 10,360         653,923
Aon Corp.                                                           1,330          60,276
Arthur J. Gallagher & Co.                                           1,900          50,559
Assurant, Inc.                                                        450          26,298
Brown & Brown, Inc.                                                 2,220          55,922
Chubb Corp.                                                         1,730          92,295
Cincinnati Financial Corp.                                            852          33,893
Delphi Financial Group, Inc., Class A                               1,370          53,088
Everest Re Group Ltd.                                               1,311         139,674
Fidelity National Financial, Inc., Class A                          3,405          52,403
First American Financial Corp.                                      1,800          54,180
Genworth Financial, Inc., Class A                                   1,450          39,585
Hanover Insurance Group, Inc.                                         960          44,227
Hartford Financial Services Group, Inc.                             1,480         143,604
HCC Insurance Holdings, Inc.                                        2,110          63,068
Hilb, Rogal & Hobbs Co.                                             1,090          48,036
Horace Mann Educators Corp.                                           710          14,690
Infinity Property & Casualty Corp.                                    650          26,143
LandAmerica Financial Group, Inc.                                     510          14,173
Lincoln National Corp.                                              1,266          78,960
Marsh & McLennan Cos., Inc.                                         2,300          59,547
MBIA, Inc.                                                            590          25,394
Mercury General Corp.                                                 760          38,996
MetLife, Inc.                                                       3,110         214,123
Old Republic International Corp.                                    3,787          58,055
Philadelphia Consolidated Holding Corp.(a)                          1,650          67,320
Presidential Life Corp.                                               820          14,440
Principal Financial Group, Inc.                                     1,150          77,820
ProAssurance Corp.(a)                                               1,020          56,243
Progressive Corp.                                                   3,590          66,415
Protective Life Corp.                                               1,380          59,161
Prudential Financial, Inc.                                          1,975         191,022
RLI Corp.                                                             620          36,065
SAFECO Corp.                                                          520          30,108
Safety Insurance Group, Inc.                                          480          17,261
SCPIE Holdings, Inc.(a)                                               330           8,960
Selective Insurance Group, Inc.                                     1,620          39,382
StanCorp Financial Group, Inc.                                      1,010          55,681
Stewart Information Services Corp.                                    590          17,110
The Allstate Corp.                                                  2,480         129,952
The Commerce Group, Inc.                                              610          22,259
The PMI Group, Inc.                                                 1,610          25,808
The Travelers Cos., Inc.                                            2,750         143,577
Torchmark Corp.                                                       520          33,883
Tower Group, Inc.                                                     470          14,189
United Fire & Casualty Co.                                            620          19,865
Unitrin, Inc.                                                       1,020          47,236
Unum Group                                                          1,160          27,074
W.R. Berkley Corp.                                                  3,237          97,401
XL Capital Ltd.                                                       860          61,877
Zenith National Insurance Corp.                                     1,065          42,792
                                                                              -----------
                                                                                3,823,271
                                                                              -----------
INTERNET & CATALOG RETAIL (0.1%)
Expedia, Inc.(a)                                                      880          28,741
Netflix, Inc.(a)                                                      920          24,352
                                                                              -----------
                                                                                   53,093
                                                                              -----------
INTERNET SOFTWARE & SERVICES (1.5%)
Akamai Technologies, Inc.(a)                                          700          27,433
Amazon.com, Inc.(a)                                                 1,260         112,329
Bankrate, Inc.(a)                                                     440          20,218
Blue Nile, Inc.(a)                                                    470          37,149
Concur Technologies, Inc.(a)                                        1,240          44,690
DealerTrack Holdings, Inc.(a)                                         910          44,672
Digital River, Inc.(a)                                                800          42,448
Google, Inc., Class A(a)                                              938         663,166
IAC/InterActiveCorp(a)                                                970          28,576
InfoSpace, Inc.                                                     1,040          20,103
J2 Global Communications, Inc.(a)                                   1,530          51,546
McAfee, Inc.(a)                                                     2,960         122,396
MIVA, Inc.(a)                                                         930           2,957
Perficient, Inc.(a)                                                   850          16,022
PetMed Express, Inc.(a)                                               520           7,582
Stamps.com, Inc.(a)                                                   700           9,716
The Knot, Inc.(a)                                                     690          13,379
United Online, Inc.                                                 1,670          29,392
ValueClick, Inc.(a)                                                 1,810          49,214
VeriSign, Inc.(a)                                                   1,160          39,544
Websense, Inc.(a)                                                   1,310          24,104
                                                                              -----------
                                                                                1,406,636
                                                                              -----------
IT SERVICES (1.6%)
3Com Corp.(a)                                                       6,750          32,940
Acxiom Corp.                                                        1,540          20,236
Affiliated Computer Services, Inc., Class A(a)                        550          27,863
Alliance Data Systems Corp.(a)                                      1,510         121,404
Authorize.Net Holdings, Inc.(a)                                       690          16,125
Automatic Data Processing, Inc.                                     2,420         119,935

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - OCTOBER 31, 2007 (UNAUDITED)

                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                   SHARES        VALUE
                                                                ---------     -----------
Broadridge Financial Solutions Inc.                                 2,035     $    40,700
CACI International, Inc., Class A(a)                                  970          52,234
Ceridian Corp.(a)                                                   2,740          98,476
Cerner Corp.(a)                                                     1,270          75,641
CheckFree Corp.(a)                                                  1,710          81,276
Ciber, Inc.(a)                                                      1,910          14,879
Cognizant Technology Solutions Corp., Class A(a)                    1,280          53,069
Computer Sciences Corp.(a)                                            840          49,048
Convergys Corp.(a)                                                    620          11,365
CSG Systems International, Inc.(a)                                  1,000          20,530
CyberSource Corp.(a)                                                  780          12,753
DST Systems, Inc.(a)                                                1,090          92,334
Electronic Data Systems Corp.                                       2,390          51,600
Fidelity National Information Services, Inc.                          776          35,789
Fiserv, Inc.(a)                                                       780          43,212
Gartner, Inc.(a)                                                    1,330          29,127
Gevity HR, Inc.                                                       890           8,882
Global Payments, Inc.                                               1,530          72,767
ManTech International Corp., Class A(a)                               600          23,856
MAXIMUS, Inc.                                                         740          35,461
MoneyGram International, Inc.                                       1,590          25,360
MPS Group, Inc.(a)                                                  1,780          21,734
Paychex, Inc.                                                       1,470          61,417
SI International, Inc.(a)                                             400          11,284
SRA International, Inc., Class A(a)                                   760          20,870
StarTek, Inc.                                                         470           5,052
Sykes Enterprises, Inc.(a)                                            570          10,060
Unisys Corp.(a)                                                     1,310           7,965
Western Union Co.                                                   2,650          58,406
                                                                              -----------
                                                                                1,463,650
                                                                              -----------
LEISURE EQUIPMENT & PRODUCTS (0.3%)
Arctic Cat, Inc.                                                      620           8,940
Brunswick Corp.                                                       440           9,816
Callaway Golf Co.                                                   1,420          24,594
Eastman Kodak Co.                                                   1,370          39,264
Hasbro, Inc.                                                          800          23,880
JAKKS Pacific, Inc.(a)                                                800          21,200
MarineMax, Inc.(a)                                                    500           7,120
Mattel, Inc.                                                        1,780          37,184
Nautilus Group, Inc.                                                1,090           7,009
Polaris Industries, Inc.                                            1,120          55,082
Pool Corp.                                                          1,460          34,427
RC2 Corp.(a)                                                          600          17,892
Sturm, Ruger & Co., Inc.(a)                                           750           7,013
                                                                              -----------
                                                                                  293,421
                                                                              -----------
LIFE SCIENCES TOOLS AND SERVICES (0.8%)
Affymetrix, Inc.(a)                                                 1,290          32,843
Applera Corp.                                                         950          35,283
Cambrex Corp.                                                         990          11,276
Charles River Laboratories International, Inc.(a)                   1,350          78,300
Covance, Inc.(a)                                                    1,260         103,950
Dionex Corp.(a)                                                       630          55,440
Enzo Biochem, Inc.(a)                                                 962          11,650
Invitrogen Corp.(a)                                                   970          88,144
Kendle International, Inc.(a)                                         420          16,939
Millipore Corp.(a)                                                    340          26,401
PAREXEL International Corp.(a)                                        860          39,560
Pharmaceutical Product Development, Inc.                            1,950          82,368
Pharmanet Development Group, Inc.(a)                                  610          19,764
Thermo Electron Corp.(a)                                            1,820         107,034
Ventana Medical Systems, Inc.(a)                                      560          49,280
                                                                              -----------
                                                                                  758,232
                                                                              -----------
MACHINERY (3.1%)
A.S.V., Inc.(a)                                                       510           5,936
AGCO Corp.(a)                                                       1,650          98,472
Albany International Corp., Class A                                   840          31,500
Applied Industrial Technologies, Inc.                               1,120          39,704
Astec Industries, Inc.(a)                                             530          24,020
Barnes Group, Inc.                                                  1,200          44,076
Briggs & Stratton Corp.                                             1,500          33,765
Cascade Corp.                                                         280          17,634
Caterpillar, Inc.                                                   2,620         195,478
CLARCOR, Inc.                                                       1,470          53,596
Crane Co.                                                             920          43,645
Cummins, Inc.                                                         430          51,583
Danaher Corp.                                                       1,200         102,804
Deere & Co.                                                           926         143,437
Donaldson Co., Inc.                                                 1,270          54,432
Dover Corp.                                                           860          39,560
Eaton Corp.                                                           680          62,954
EnPro Industries, Inc.(a)                                             630          25,836
Federal Signal Corp.                                                  800          10,712
Flowserve Corp.                                                     1,060          83,698
Gardner Denver, Inc.(a)                                             1,450          52,389
Graco, Inc.                                                         1,240          48,806
Harsco Corp.                                                        1,500          90,930
IDEX Corp.                                                          1,520          53,838
Illinois Tool Works, Inc.                                           1,700          97,342
Ingersoll-Rand Co., Class A                                         1,150          57,903
Intevac, Inc.(a)                                                      550           9,664
ITT Industries, Inc.                                                  760          50,859

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - OCTOBER 31, 2007 (UNAUDITED)

                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                   SHARES        VALUE
                                                                ---------     -----------
Joy Global, Inc.                                                    1,945     $   112,927
Kaydon Corp.                                                          810          43,570
Kennametal, Inc.                                                      750          68,408
Lincoln Electric Holdings, Inc.                                       800          57,800
Lindsay Manufacturing Co.                                             360          17,712
Lydall, Inc.(a)                                                       510           5,488
Mueller Industries, Inc.                                            1,020          36,679
Nordson Corp.                                                         590          31,565
Oshkosh Truck Corp.                                                 1,370          74,254
PACCAR, Inc.                                                        1,545          85,840
Pall Corp.                                                            480          19,234
Parker Hannifin Corp.                                                 776          62,327
Pentair, Inc.                                                       1,850          65,472
Robbins & Myers, Inc.                                                 530          38,319
SPX Corp.                                                           1,030         104,339
Terex Corp.(a)                                                        410          30,430
The Manitowoc Co., Inc.                                             3,590         176,843
The Timken Co.                                                      1,590          52,883
Toro Co.                                                            1,170          65,122
Trinity Industries, Inc.                                            1,335          48,247
Valmont Industries, Inc.                                              520          49,774
Wabash National Corp.                                                 970           9,846
Watts Water Technologies, Inc.                                        780          22,175
                                                                              -----------
                                                                                2,903,827
                                                                              -----------
MARINE (0.1%)
Alexander & Baldwin, Inc.                                             750          39,285
Kirby Corp.(a)                                                      1,440          65,779
Overseas Shipholding Group, Inc.                                      520          38,688
                                                                              -----------
                                                                                  143,752
                                                                              -----------
MEDIA (1.4%)
4Kids Entertainment, Inc.(a)                                          570           9,719
Belo Corp., Class A                                                 2,500          46,250
CBS Corp., Class B                                                  4,060         116,522
Clear Channel Communications, Inc.                                  2,610          98,580
Dow Jones & Co., Inc.                                                 320          19,139
Entercom Communications Corp., Class A                              1,300          24,115
Gannett Co., Inc.                                                   1,310          55,557
Getty Images, Inc.(a)                                                 850          24,012
Harte-Hanks, Inc.                                                   1,360          23,977
Interpublic Group of Cos., Inc.(a)                                  1,710          17,698
John Wiley & Sons, Inc., Class A                                      850          37,383
Lamar Advertising Co., Class A                                      1,700          90,882
Lee Enterprises, Inc.                                               1,070          17,174
Live Nation, Inc.(a)                                                2,137          43,680
McGraw Hill Cos., Inc.                                              1,490          74,560
Media General, Inc., Class A                                          560          15,669
Meredith Corp.                                                        540          33,615
New York Times Co., Class A                                           950          18,582
News Corp., Class A                                                10,430         226,018
Omnicom Group, Inc.                                                 1,480          75,450
Radio One, Inc., Class D(a)                                         1,630           5,689
Scholastic Corp.(a)                                                   690          27,310
The E.W. Scripps Co., Class A                                         900          40,509
Tribune Co.                                                           970          29,352
Valassis Communications, Inc., Class A(a)                           1,070          10,540
Washington Post Co., Class B                                          177         150,273
                                                                              -----------
                                                                                1,332,255
                                                                              -----------
METALS & MINING (1.3%)
A.M. Castle & Co.                                                     410          12,341
Alcoa, Inc.                                                         3,410         135,002
Allegheny Technologies, Inc.                                          420          42,911
AMCOL International Corp.                                             730          29,448
Brush Engineered Materials, Inc.(a)                                   600          28,980
Carpenter Technology Corp.                                            493          71,441
Century Aluminum Co.(a)                                               850          49,461
Cleveland Cliffs, Inc.                                                740          70,781
Commercial Metals Co.                                               2,150          67,467
Freeport-McMoRan Copper & Gold, Inc., Class B                       1,519         178,756
Gibraltar Industries, Inc.                                            450           8,109
Newmont Mining Corp.                                                1,860          94,600
Nucor Corp.                                                         1,140          70,703
Quanex Corp.                                                        1,015          41,808
Reliance Steel & Aluminum Co.                                       1,160          67,686
RTI International Metals, Inc.(a)                                     670          52,381
Steel Dynamics, Inc.                                                1,660          88,345
United States Steel Corp.                                             490          52,871
Worthington Industries, Inc.                                        1,370          34,250
                                                                              -----------
                                                                                1,197,341
                                                                              -----------
MULTI-UTILITIES (1.7%)
Alliant Energy Corp.                                                2,370          94,800
Ameren Corp.                                                        1,080          58,385
Aquila, Inc.(a)                                                     4,780          19,980
Avista Corp.                                                        1,300          28,665
CenterPoint Energy, Inc.                                            1,150          19,274
CH Energy Group, Inc.                                                 630          29,446
CMS Energy Corp.                                                      800          13,576
Consolidated Edison, Inc.                                           1,220          57,450
Dominion Resources, Inc.                                            1,377         126,175
DTE Energy Co.                                                        950          47,120
Duke Energy Corp.                                                   4,846          92,898
Energy East Corp.                                                   2,830          78,900
Integrys Energy Group, Inc.                                           528          28,412
MDU Resources Group, Inc.                                           3,450          97,152
NiSource, Inc.                                                      1,140          23,313

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - OCTOBER 31, 2007 (UNAUDITED)

                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                   SHARES        VALUE
                                                                ---------     -----------
NSTAR                                                               2,480     $    87,197
OGE Energy Corp.                                                    1,680          64,344
PG&E Corp.                                                          1,550          75,841
PNM Resources, Inc.                                                 1,240          31,012
Public Service Enterprise Group, Inc.                               1,183         113,095
Puget Energy, Inc.                                                  1,670          47,177
SCANA Corp.                                                         2,430          98,634
Sempra Energy                                                       1,170          71,967
TECO Energy, Inc.                                                     810          13,632
Vectren Corp.                                                       1,320          37,013
Wisconsin Energy Corp.                                              2,340         112,039
Xcel Energy, Inc.                                                   1,610          36,306
                                                                              -----------
                                                                                1,603,803
                                                                              -----------
MULTILINE RETAIL (0.7%)
99 Cents Only Stores(a)                                             1,170          12,578
Big Lots, Inc.(a)                                                     350           8,393
Dillard's, Inc., Class A                                              280           6,448
Dollar Tree Stores, Inc.(a)                                         1,790          68,557
Family Dollar Stores, Inc.                                            680          17,238
Fred's, Inc.                                                        1,080          11,448
J.C. Penney Co., Inc.                                                 920          51,741
Kohl's Corp.(a)                                                     1,330          73,110
Macy's, Inc.                                                        1,882          60,280
Nordstrom, Inc.                                                       860          33,918
Saks, Inc.                                                          2,650          56,074
Sears Holdings Corp.(a)                                               340          45,829
Target Corp.                                                        3,430         210,465
Tuesday Morning Corp.                                                 640           4,877
                                                                              -----------
                                                                                  660,956
                                                                              -----------
OFFICE ELECTRONICS (0.1%)
Xerox Corp.(a)                                                      3,940          68,714
Zebra Technologies Corp., Class A(a)                                1,400          54,726
                                                                              -----------
                                                                                  123,440
                                                                              -----------
OIL, GAS & CONSUMABLE FUELS (7.2%)
Anadarko Petroleum Corp.                                            1,850         109,187
Apache Corp.                                                        1,380         143,258
Arch Coal, Inc.                                                     2,490         102,090
Bill Barrett Corp.(a)                                                 530          24,804
Cabot Oil & Gas Corp., Class A                                      2,560         101,606
Chesapeake Energy Corp.                                             1,420          56,062
Chevron Corp.                                                       8,589         785,979
Cimarex Energy Co.                                                  1,680          68,057
ConocoPhillips                                                      6,549         556,403
CONSOL Energy, Inc.                                                   670          37,855
Denbury Resources, Inc.(a)                                          2,140         121,124
Devon Energy Corp.                                                  1,860         173,724
El Paso Corp.                                                       2,430          42,914
Encore Acquisition Co.(a)                                             760          27,892
EOG Resources, Inc.                                                 1,040          92,144
Exxon Mobil Corp.                                                  21,952       2,019,365
Forest Oil Corp.(a)                                                 1,470          71,427
Frontier Oil Corp.                                                  1,920          87,917
Hess Corp.                                                          1,120          80,203
Hornbeck Offshore Services, Inc.(a)                                   650          25,415
Marathon Oil Corp.                                                  2,850         168,521
Massey Energy Co.                                                   2,220          70,330
Murphy Oil Corp.                                                      830          61,113
Newfield Exploration Co.(a)                                         2,260         121,678
Noble Energy, Inc.                                                  1,180          90,317
Occidental Petroleum Corp.                                          3,322         229,384
Peabody Energy Corp.                                                1,040          57,980
Penn Virginia Corp.                                                   970          46,948
Petroleum Development Corp.(a)                                        440          19,985
Pioneer Natural Resources Co.                                       2,190         111,734
Plains Exploration & Production Co.(a)                              1,280          65,216
Pogo Producing Co.                                                  1,090          64,920
Quicksilver Resources, Inc.(a)                                        940          53,580
Southwestern Energy Co.(a)                                          2,980         154,155
St. Mary Land & Exploration Co.                                     1,680          71,165
Stone Energy Corp.(a)                                                 800          35,664
Sunoco, Inc.                                                          530          39,008
Swift Energy Co.(a)                                                   820          38,893
Tesoro Corp.                                                          540          32,686
Valero Energy Corp.                                                 2,240         157,763
Williams Cos., Inc.                                                 2,460          89,765
World Fuel Services Corp.                                             860          38,089
XTO Energy, Inc.                                                    1,496          99,305
                                                                              -----------
                                                                                6,645,625
                                                                              -----------
PAPER & FOREST PRODUCTS (0.3%)
AbitibiBowater, Inc.(a)                                               624          21,378
Buckeye Technologies, Inc.(a)                                       1,110          19,891
Deltic Timber Corp.                                                   340          19,013
International Paper Co.                                             2,000          73,920
Louisiana-Pacific Corp.                                             1,380          22,715
MeadWestvaco Corp.                                                    900          30,276
Neenah Paper, Inc.                                                    460          15,640
Wausau-Mosinee Paper Corp.                                          1,480          14,815
Weyerhaeuser Co.                                                    1,030          78,187
                                                                              -----------
                                                                                  295,835
                                                                              -----------
PERSONAL PRODUCTS (0.2%)
Alberto-Culver Co.                                                  1,080          28,069
Avon Products, Inc.                                                 2,040          83,599
Chattem, Inc.(a)                                                      620          46,066

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - OCTOBER 31, 2007 (UNAUDITED)

                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                   SHARES        VALUE
                                                                ---------     -----------
NBTY, Inc.(a)                                                       1,030     $    36,668
The Estee Lauder Cos., Inc., Class A                                  570          25,023
                                                                              -----------
                                                                                  219,425
                                                                              -----------
PHARMACEUTICALS (3.4%)
Abbott Laboratories                                                 6,480         353,938
Allergan, Inc.                                                      1,440          97,315
Alpharma, Inc., Class A(a)                                          1,310          27,012
Bradley Pharmaceuticals, Inc.(a)                                      530          10,425
Bristol-Myers Squibb Co.                                            8,070         242,019
Eli Lilly & Co.                                                     4,300         232,845
Endo Pharmaceuticals Holdings, Inc.(a)                              2,440          71,492
Forest Laboratories, Inc.(a)                                        1,390          54,307
Johnson & Johnson                                                  11,860         772,916
King Pharmaceuticals, Inc.(a)                                       1,240          13,144
Medicis Pharmaceutical Corp., Class A                               1,100          32,659
Merck & Co., Inc.                                                   8,900         518,514
MGI Pharma, Inc.(a)                                                 2,300          74,934
Mylan Laboratories, Inc.                                            1,280          19,251
Noven Pharmaceuticals, Inc.(a)                                        910          14,069
Par Pharmaceutical Cos., Inc.(a)                                      860          15,858
Perrigo Co.                                                         1,870          44,338
Schering-Plough Corp.                                               6,390         195,023
Sciele Pharma, Inc.(a)                                              1,030          26,203
Sepracor, Inc.(a)                                                   1,900          52,326
Valeant Pharmaceuticals International(a)                            2,050          29,828
ViroPharma, Inc.(a)                                                 1,760          15,154
Watson Pharmaceuticals, Inc.(a)                                       660          20,170
Wyeth                                                               5,540         269,410
                                                                              -----------
                                                                                3,203,150
                                                                              -----------
RADIO BROADCASTING (0.1%)
Arbitron, Inc.                                                        960          48,595
                                                                              -----------
REAL ESTATE -- OPERATIONS AND DEVELOPMENT (0.0%)
CB Richard Ellis Group, Inc., Class A(a)                              620          15,116
                                                                              -----------
REAL ESTATE INVESTMENT TRUST (2.4%)
Acadia Realty Trust                                                   610          16,165
AMB Property Corp.                                                  1,870         122,204
Apartment Investment & Management Co., Class A                        490          22,898
AvalonBay Communities, Inc.                                           460          56,419
Boston Properties, Inc.                                               620          67,171
Colonial Properties Trust                                           1,320          41,356
Cousins Properties, Inc.                                              450          12,955
Developers Diversified Realty Corp.                                   630          31,752
Duke Realty Corp.                                                   2,260          72,659
Eastgroup Properties, Inc.                                            670          31,946
Entertainment Properties Trust                                        810          44,445
Equity One, Inc.                                                      190           4,974
Equity Residential                                                  1,240          51,807
Essex Property Trust, Inc.                                            881         108,742
General Growth Properties, Inc.                                     1,030          55,991
Highwood Properties, Inc.                                             930          33,443
Hospitality Properties Trust                                        1,570          62,172
Host Hotels & Resorts, Inc.                                         1,340          29,694
Inland Real Estate Corp.                                            1,230          18,327
Kilroy Realty Corp.                                                 1,030          66,991
Kimco Realty Corp.                                                    940          39,029
Kite Realty Group Trust                                               240           4,349
Lexington Corp. Properties Trust                                    1,310          25,925
Liberty Property Trust                                              1,750          65,835
LTC Properties, Inc.                                                  290           7,349
Macerich Co.                                                        1,410         120,851
Mack-Cali Realty Corp.                                              1,210          47,904
Mid-America Apartment Communities, Inc.                               820          42,640
National Retail Properties, Inc.                                    1,340          33,969
Nationwide Health Properties, Inc.                                  1,380          43,084
Parkway Properties, Inc.                                              550          23,650
Plum Creek Timber Co., Inc.                                           800          35,736
Potlatch Corp.                                                        706          33,648
ProLogis                                                            1,110          79,631
PS Business Parks, Inc.                                               520          30,316
Public Storage, Inc.                                                  627          50,768
Rayonier, Inc.                                                      1,540          74,367
Regency Centers Corp.                                               1,350          96,498
Senior Housing Properties Trust                                     1,950          43,719
Simon Property Group, Inc.                                          1,040         108,274
Sovran Self Storage, Inc.                                             650          30,751
Tanger Factory Outlet Centers, Inc.                                   840          35,381
UDR, Inc.                                                           2,410          57,213
Vornado Realty Trust                                                  700          78,204
Weingarten Realty Investors                                         1,590          60,833
                                                                              -----------
                                                                                2,222,035
                                                                              -----------
REAL ESTATE MANAGEMENT -- SERVICE (0.1%)
Jones Lang LaSalle, Inc.                                              710          67,684
                                                                              -----------
ROAD & RAIL (1.0%)
Arkansas Best Corp.                                                   680          18,666
Atmel Corp.(a)                                                      8,110          39,658
Avis Budget Group, Inc.(a)                                          1,690          35,270
Burlington Northern Santa Fe Corp.                                  1,320         115,038
Con-way, Inc.                                                         790          33,662
CSX Corp.                                                           1,690          75,661
Heartland Express, Inc.                                             2,043          28,480
J.B. Hunt Transport Services, Inc.                                  2,070          57,381
Kansas City Southern(a)                                             2,170          83,957
Knight Transportation, Inc.                                         1,910          30,503

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - OCTOBER 31, 2007 (UNAUDITED)

                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                   SHARES        VALUE
                                                                ---------     -----------
Landstar System, Inc.                                               1,520     $    63,977
Norfolk Southern Corp.                                              1,580          81,607
Old Dominion Freight Line, Inc.(a)                                    785          17,733
Ryder System, Inc.                                                    220          10,527
Union Pacific Corp.                                                 1,200         153,648
Werner Enterprises, Inc.                                            1,170          22,253
YRC Worldwide, Inc.(a)                                                983          24,162
                                                                              -----------
                                                                                  892,183
                                                                              -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.9%)
Actel Corp.(a)                                                        690           7,859
Advanced Energy Industries, Inc.(a)                                   850          13,600
Advanced Micro Devices, Inc.(a)                                     1,930          25,244
Altera Corp.                                                        1,430          28,057
Analog Devices, Inc.                                                1,280          42,829
Applied Materials, Inc.                                             5,860         113,801
ATMI, Inc.(a)                                                         990          31,819
Axcelis Technologies, Inc.(a)                                       2,700          12,663
Broadcom Corp., Class A(a)                                          1,920          62,496
Brooks Automation, Inc.(a)                                          2,200          28,556
Cabot Microelectronics Corp.(a)                                       760          30,157
Cohu, Inc.                                                            660          10,824
Cree, Inc.(a)                                                       1,490          41,720
Cymer, Inc.(a)                                                        990          42,075
Cypress Semiconductor Corp.(a)                                      2,770         101,243
Diodes, Inc.(a)                                                       860          28,432
DSP Group, Inc.(a)                                                    910          14,369
Exar Corp.(a)                                                       1,110          13,498
Fairchild Semiconductor International, Inc.(a)                      2,200          40,150
FEI Co.(a)                                                          1,040          30,170
Integrated Device Technology, Inc.(a)                               3,621          48,630
Intel Corp.                                                        22,710         610,899
International Rectifier Corp.(a)                                    1,310          43,728
Intersil Corp., Class A                                             2,360          71,602
KLA-Tencor Corp.                                                      930          48,964
Kopin Corp.(a)                                                      1,940           7,721
Kulicke & Soffa Industries, Inc.(a)                                 1,420          10,749
Lam Research Corp.(a)                                               2,490         124,998
Lattice Semiconductor Corp.(a)                                      1,950           8,151
Linear Technology Corp.                                               950          31,369
LSI Logic Corp.(a)                                                  1,420           9,372
MEMC Electronic Materials, Inc.(a)                                    930          68,095
Micrel, Inc.                                                        1,460          13,213
Microchip Technology, Inc.                                            900          29,853
Micron Technology, Inc.(a)                                          2,480          26,065
Microsemi Corp.(a)                                                  2,050          54,550
MKS Instruments, Inc.(a)                                            1,300          26,104
National Semiconductor Corp.                                        1,080          27,151
Novellus Systems, Inc.(a)                                             440          12,500
NVIDIA Corp.(a)                                                     2,165          76,598
Pericom Semiconductor Corp.(a)                                        770          11,504
Photronics, Inc.(a)                                                 1,330          14,550
QLogic Corp.(a)                                                       850          13,200
RF Micro Devices, Inc.(a)                                           3,190          19,842
Rudolph Technologies, Inc.(a)                                         600           7,818
Semtech Corp.(a)                                                    1,410          24,125
Silicon Laboratories, Inc.(a)                                       1,010          44,137
Skyworks Solutions, Inc.(a)                                         4,590          42,320
Standard Microsystems Corp.(a)                                        730          28,470
Supertex, Inc.(a)                                                     470          17,174
Teradyne, Inc.(a)                                                     790           9,749
Texas Instruments, Inc.                                             5,580         181,908
TriQuint Semiconductor, Inc.(a)                                     2,370          14,860
Ultratech, Inc.(a)                                                    750           8,693
Varian Semiconductor Equipment Associates, Inc.(a)                  2,242         103,177
Veeco Instruments, Inc.(a)                                            850          15,359
Xilinx, Inc.                                                        1,390          33,916
                                                                              -----------
                                                                                2,660,676
                                                                              -----------
SOFTWARE (3.5%)
ACI Worldwide, Inc.(a)                                                690          15,780
Activision, Inc.(a)                                                 4,911         116,145
Adobe Systems, Inc.(a)                                              2,494         119,463
Advent Software, Inc.(a)                                              370          20,472
Ansoft Corp.(a)                                                       480          14,438
ANSYS, Inc.(a)                                                      2,300          89,263
Autodesk, Inc.(a)                                                     970          47,433
Blackbaud, Inc.                                                     1,180          31,801
BMC Software, Inc.(a)                                                 940          31,810
CA, Inc.                                                            1,960          51,842
Cadence Design Systems, Inc.(a)                                     5,420         106,232
Captaris, Inc.(a)                                                   1,110           5,139
Catapult Communications Corp.(a)                                      410           3,046
Citrix Systems, Inc.(a)                                               780          33,532
Compuware Corp.(a)                                                  1,610          16,100
Electronic Arts, Inc.(a)                                            1,400          85,568
Epicor Software Corp.(a)                                            1,260          14,717
EPIQ Systems, Inc.(a)                                                 870          16,869
FactSet Research Systems, Inc.                                      1,340          94,497
Fair Issac Corp.                                                    1,140          43,229
Informatica Corp.(a)                                                2,140          36,551
Intuit, Inc.(a)                                                     1,430          46,003
Jack Henry & Associates, Inc.                                       1,720          50,259
JDA Software Group, Inc.(a)                                           940          23,462
Macrovision Corp.(a)                                                1,020          24,480
Manhattan Associates, Inc.(a)                                         830          25,033
Mentor Graphics Corp.(a)                                            1,430          22,909
MICROS Systems, Inc.(a)                                             1,300          93,366

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - OCTOBER 31, 2007 (UNAUDITED)

                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                   SHARES        VALUE
                                                                ---------     -----------
Microsoft Corp.                                                    32,200     $ 1,185,282
Napster, Inc.(a)                                                    1,240           4,030
Novell, Inc.(a)                                                     1,500          11,340
Oracle Corp.(a)                                                    15,311         339,445
Parametric Technology Corp.(a)                                      1,742          33,272
Phoenix Technologies Ltd.(a)                                          840           9,618
Progress Software Corp.(a)                                          1,260          41,215
Quality Systems, Inc.                                                 540          19,564
Radiant Systems, Inc.(a)                                              890          14,525
Secure Computing Corp.(a)                                           1,290          12,771
Smith Micro Software, Inc.(a)                                         730          11,249
Sonic Solutions(a)                                                    810           9,720
SPSS, Inc.(a)                                                         630          23,940
Sybase, Inc.(a)                                                     1,790          51,194
Symantec Corp.(a)                                                   4,222          79,289
Synopsys, Inc.(a)                                                   2,740          77,433
THQ, Inc.(a)                                                        1,855          50,252
Tyler Technologies, Inc.(a)                                           370           5,964
Wind River Systems, Inc.(a)                                         1,540          19,265
                                                                              -----------
                                                                                3,278,807
                                                                              -----------
SPECIALTY RETAIL (2.8%)
Aaron Rents, Inc.                                                   1,440          30,499
Abercrombie & Fitch Co., Class A                                      390          30,888
Advance Auto Parts, Inc.                                            1,880          64,146
Aeropostale, Inc.(a)                                                1,410          32,289
American Eagle Outfitters, Inc.                                     3,660          87,035
AnnTaylor Stores Corp.(a)                                           1,180          36,568
AutoNation, Inc.(a)                                                   900          15,921
AutoZone, Inc.(a)                                                     250          31,102
Barnes & Noble, Inc.                                                  960          37,094
Bed Bath & Beyond, Inc.(a)                                          1,080          36,655
Best Buy Co., Inc.                                                  1,630          79,088
Big 5 Sporting Goods Corp.                                            360           6,426
Borders Group, Inc.                                                 1,270          19,583
Cabela's, Inc.(a)                                                     850          16,592
CarMax, Inc.(a)                                                     3,840          80,141
Cato Corp.                                                            885          17,771
Charlotte Russe Holding, Inc.(a)                                      450           6,521
Charming Shoppes, Inc.(a)                                           1,430          10,611
Chico's FAS, Inc.(a)                                                3,100          40,734
Children's Place Retail Stores, Inc.(a)                               650          16,640
Christopher & Banks Corp.                                           1,060          14,543
Circuit City Stores, Inc.                                             650           5,155
Coldwater Creek, Inc.(a)                                              930           8,324
Collective Brands, Inc.(a)                                          1,220          22,558
Cost Plus, Inc.(a)                                                    710           2,080
CPI Corp.                                                             180           5,978
Dick's Sporting Goods, Inc.(a)                                      1,520          50,722
Finish Line, Inc., Class A                                          1,190           4,463
Foot Locker, Inc.                                                   2,860          42,585
GameStop Corp., Class A(a)                                          2,862         169,488
Gap, Inc.                                                           2,670          50,463
Genesco, Inc.(a)                                                      670          30,954
Group 1 Automotive, Inc.                                              670          20,803
Guess?, Inc.                                                          990          50,876
Gymboree Corp.(a)                                                     870          29,606
Haverty Furniture Cos., Inc.                                          620           5,270
Hibbett Sports, Inc.(a)                                               885          20,877
Home Depot, Inc.                                                    6,580         207,336
Hot Topic, Inc.(a)                                                  1,350          10,341
Jo-Ann Stores, Inc.(a)                                                640          12,333
Jos. A. Bank Clothiers, Inc.(a)                                       507          14,809
Limited Brands                                                      1,500          33,015
Lithia Motors, Inc., Class A                                          290           4,924
Lowe's Cos., Inc.                                                   5,830         156,769
Men's Wearhouse, Inc.                                               1,530          64,658
Midas Group, Inc.(a)                                                  420           6,707
Movado Group, Inc.                                                    530          15,948
O'Reilly Automotive, Inc.(a)                                        2,120          70,002
Office Depot, Inc.(a)                                               1,060          19,886
OfficeMax, Inc.                                                       290           9,179
Pacific Sunwear of California, Inc.(a)                              1,370          22,906
PETsMart, Inc.                                                      2,530          75,773
RadioShack Corp.                                                      640          13,197
Rent-A-Center, Inc.(a)                                              1,320          21,120
Ross Stores, Inc.                                                   2,550          68,901
Select Comfort Corp.(a)                                             1,565          17,888
Sonic Automotive, Inc., Class A                                       910          22,987
Stage Stores, Inc.                                                  1,215          22,793
Staples, Inc.                                                       2,865          66,869
Stein Mart, Inc.                                                    1,010           6,636
The Dress Barn, Inc.(a)                                             1,350          22,126
The Pep Boys - Manny, Moe & Jack                                    1,610          23,683
The Sherwin-Williams Co.                                              480          30,682
Tiffany & Co.                                                         570          30,883
TJX Cos., Inc.                                                      1,790          51,785
Tractor Supply Co.(a)                                               1,040          43,098
Tween Brands, Inc.(a)                                                 880          27,016
Urban Outfitters, Inc.(a)                                           2,090          52,814
Williams-Sonoma, Inc.                                               2,030          63,823
Zale Corp.(a)                                                       1,440          30,355
Zumiez, Inc.(a)                                                       490          20,511
                                                                              -----------
                                                                                2,592,802
                                                                              -----------
TEXTILES APPAREL & LUXURY GOODS (1.0%)
Ashworth, Inc.(a)                                                     430           2,391
Brown Shoe Company, Inc.                                            1,215          24,786

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - OCTOBER 31, 2007 (UNAUDITED)

                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                   SHARES        VALUE
                                                                ---------     -----------
Coach, Inc.(a)                                                      1,470     $    53,743
Crocs, Inc.(a)                                                      2,380         177,905
Deckers Outdoor Corp.(a)                                              400          55,916
Fossil, Inc.(a)                                                     1,290          48,452
Hanesbrands, Inc.(a)                                                1,525          47,336
Iconix Brand Group, Inc.(a)                                         1,470          33,589
Jones Apparel Group, Inc.                                             490          10,261
K-Swiss, Inc., Class A                                                740          17,316
Kellwood Co.                                                          820          13,587
Liz Claiborne, Inc.                                                   440          12,527
Maidenform Brands, Inc.(a)                                            100           1,485
NIKE, Inc., Class B                                                 1,710         113,305
Oxford Industries, Inc.                                               450          11,660
Phillips-Van Heusen Corp.                                           1,030          49,234
Polo Ralph Lauren Corp.                                               310          21,328
Quiksilver, Inc.(a)                                                 3,660          49,410
Skechers U.S.A., Inc., Class A(a)                                     820          20,164
The Timberland Co., Class A(a)                                      1,060          20,681
The Warnaco Group, Inc.(a)                                            780          31,738
UniFirst Corp.                                                        400          15,052
VF Corp.                                                              540          47,050
Volcom, Inc.(a)                                                       430          12,577
Wolverine World Wide, Inc.                                          1,635          41,921
                                                                              -----------
                                                                                  933,414
                                                                              -----------
THRIFTS & MORTGAGE FINANCE (1.0%)
Anchor BanCorp of Wisconsin, Inc.                                     500          12,300
Astoria Financial Corp.                                             1,725          44,833
BankAtlantic Bancorp, Inc., Class A                                 1,730           7,110
BankUnited Financial Corp., Class A                                   880           7,594
Brookline Bancorp, Inc.                                             1,560          16,786
Corus Bankshares, Inc.                                                350           3,857
Countrywide Financial Corp.                                         2,300          35,696
Dime Community Bancshares, Inc.                                       830          11,944
Downey Financial Corp.                                                600          24,438
Federal Home Loan Mortgage Corp.                                    2,730         142,588
Federal National Mortgage Assoc.                                    3,960         225,878
FirstFed Financial Corp.(a)                                           430          18,395
Flagstar Bancorp, Inc.                                              1,510          12,216
Franklin Bank Corp.(a)                                                180           1,391
Fremont General Corp.                                               2,160           5,983
IndyMac Bancorp, Inc.                                               1,250          16,775
MGIC Investment Corp.                                                 380           7,357
New York Community Bancorp, Inc.                                    4,450          82,815
Radian Group, Inc.                                                  1,470          18,507
Sovereign Bancorp, Inc.                                             1,228          17,720
Triad Guaranty, Inc.(a)                                               320           2,579
TrustCo Bank Corp. NY                                               1,840          19,394
Washington Federal, Inc.                                            1,100          26,576
Washington Mutual, Inc.                                             3,616         100,814
Webster Financial Corp.                                             1,050          38,052
                                                                              -----------
                                                                                  901,598
                                                                              -----------
TRADING COMPANIES & DISTRIBUTORS (0.3%)
Fastenal Co.                                                        2,280         101,414
GATX Corp.                                                            940          38,512
Lawson Products, Inc.                                                 150           5,308
MSC Industrial Direct Co., Inc., Class A                              910          44,326
United Rentals, Inc.(a)                                             1,220          41,712
W.W. Grainger, Inc.                                                   360          32,371
Watsco, Inc.                                                          690          28,732
                                                                              -----------
                                                                                  292,375
                                                                              -----------
WATER UTILITIES (0.1%)
American States Water Co.                                             580          26,361
Aqua America, Inc.                                                  2,493          57,987
                                                                              -----------
                                                                                   84,348
                                                                              -----------
WIRELESS TELECOMMUNICATION SERVICES (0.5%)
ALLTEL Corp.                                                        1,840         130,916
Sprint Corp.                                                       11,232         192,067
Telephone & Data Systems, Inc.                                      2,080         145,184
                                                                              -----------
                                                                                  468,167
                                                                              -----------
TOTAL COMMON STOCKS
  (COST $73,315,953)                                                           92,145,332
                                                                              -----------
SHORT-TERM INVESTMENT (0.4%)
SSgA U.S. Government Money Market Fund, 4.97% (b)                 364,996         364,996
                                                                              -----------
TOTAL SHORT-TERM INVESTMENTS
   (COST $364,996)                                                                364,996
                                                                              -----------
      TOTAL INVESTMENTS
         (COST $73,680,949) 99.9%                                              92,510,328
      OTHER ASSETS IN EXCESS OF LIABILITIES 0.1%                                   70,719
                                                                              -----------
      NET ASSETS 100.0%                                                       $92,581,047
                                                                              ===========

(a)   Represents non-income producing security.
(b) Variable rate security. Rate shown represents the rate as of October 31, 2007.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - OCTOBER 31, 2007 (UNAUDITED)

                                                           SMALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                   SHARES        VALUE
                                                                ---------     -----------
COMMON STOCKS (98.8%)

AEROSPACE & DEFENSE (3.1%)
AAR Corp.(a)                                                        3,180     $   101,919
Applied Signal Technology, Inc.                                     1,710          24,573
Ceradyne, Inc.(a)                                                   2,340         160,079
Cubic Corp.                                                         1,460          65,700
Curtiss-Wright Corp.                                                3,920         220,657
EDO Corp.                                                           1,590          92,220
Esterline Technologies Corp.(a)                                     2,310         126,542
Kaman Corp., Class A                                                2,360          88,995
Moog, Inc., Class A(a)                                              3,880         179,062
Teledyne Technologies, Inc.(a)                                      2,990         156,407
Triumph Group, Inc.                                                 1,500         119,430
                                                                              -----------
                                                                                1,335,584
                                                                              -----------
AIR FREIGHT & LOGISTICS (0.4%)
Forward Air Corp.                                                   2,730          89,080
Hub Group, Inc., Class A(a)                                         3,630          92,093
                                                                              -----------
                                                                                  181,173
                                                                              -----------
AIRLINES (0.4%)
Frontier Airlines Holdings, Inc.(a)                                 3,570          25,169
Mesa Air Group, Inc.(a)                                             3,400          15,810
SkyWest, Inc.                                                       5,150         140,543
                                                                              -----------
                                                                                  181,522
                                                                              -----------
AUTO COMPONENTS (0.7%)
Drew Industries, Inc.(a)                                            1,660          65,703
LKQ Corp.(a)                                                        4,580         176,605
Standard Motor Products, Inc.                                       1,310          10,952
Superior Industries International, Inc.                             2,060          41,632
                                                                              -----------
                                                                                  294,892
                                                                              -----------
AUTOMOBILES (0.2%)
Coachmen Industries, Inc.                                           1,560           9,672
Monaco Coach Corp.                                                  2,490          28,884
Winnebago Industries, Inc.                                          2,540          65,481
                                                                              -----------
                                                                                  104,037
                                                                              -----------
BIOTECHNOLOGY (0.4%)
ArQule, Inc.(a)                                                     3,690          28,967
Martek Biosciences Corp.(a)                                         3,030          92,566
Savient Pharmaceuticals, Inc.(a)                                    4,310          60,685
                                                                              -----------
                                                                                  182,218
                                                                              -----------
BUILDING PRODUCTS (1.2%)
Apogee Enterprises, Inc.                                            2,550          60,001
Griffon Corp.(a)                                                    2,340          36,106
Lennox International, Inc.                                          5,540         197,778
NCI Building Systems, Inc.(a)                                       1,620          63,472
Simpson Manufacturing Co., Inc.                                     3,350         100,466
Universal Forest Products, Inc.                                     1,550          55,506
                                                                              -----------
                                                                                  513,329
                                                                              -----------
CAPITAL MARKETS (1.0%)
Investment Technology Group, Inc.(a)                                3,680         154,192
LaBranche & Co., Inc.(a)                                            4,760          26,085
optionsXpress Holdings, Inc.                                        3,840         114,278
Piper Jaffray Cos., Inc.(a)                                         1,530          78,642
SWS Group, Inc.                                                     2,115          40,164
Tradestation Group, Inc.(a)                                         2,690          32,818
                                                                              -----------
                                                                                  446,179
                                                                              -----------
CHEMICALS (1.4%)
A. Schulman, Inc.                                                   2,140          50,525
Arch Chemicals, Inc.                                                2,270         103,558
Georgia Gulf Corp.                                                  2,900          35,090
H.B. Fuller Co.                                                     4,960         145,973
Material Sciences Corp.(a)                                          1,250          10,950
OM Group, Inc.(a)                                                   2,390         126,622
Penford Corp.                                                         990          34,917
PolyOne Corp.(a)                                                    7,850          62,722
Quaker Chemical Corp.                                                 880          18,990
Tronox, Inc., Class B                                               2,570          21,151
                                                                              -----------
                                                                                  610,498
                                                                              -----------
COMMERCIAL BANKS (6.1%)
Alabama National Bancorp                                            1,430         112,713
Boston Private Financial Holdings, Inc.                             3,090          88,868
Cascade Bancorp                                                     2,270          43,675
Central Pacific Financial Corp.                                     2,600          58,318
Chittenden Corp.                                                    4,270         152,097
Community Bank System, Inc.                                         2,710          56,666
East West Bancorp, Inc.                                             5,090         171,737
First Bancorp                                                       6,750          59,332
First Commonwealth Financial Corp.                                  7,080          81,349
First Financial Bancorp.                                            1,490          17,508
First Indiana Corp.                                                 1,190          37,842
First Midwest Bancorp, Inc.                                         4,520         152,234
Frontier Financial Corp.                                            3,240          71,896
Glacier Bancorp, Inc.                                               4,350          88,479
Hanmi Financial Corp.                                               3,750          41,325
Independent Bank Corp.                                              1,745          18,427
Irwin Financial Corp.                                               1,380          13,303
Nara Bancorp, Inc.                                                  1,340          20,743
PrivateBancorp, Inc.                                                1,470          41,395
Prosperity Bancshares, Inc.                                         3,130         101,162

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - OCTOBER 31, 2007 (UNAUDITED)

                                                           SMALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                   SHARES        VALUE
                                                                ---------     -----------
Provident Bankshares Corp.                                          2,830     $    69,816
Signature Bank(a)                                                   2,540          86,741
South Financial Group, Inc.                                         6,610         136,563
Sterling Bancorp                                                    1,230          18,069
Sterling Bancshares, Inc.                                           6,600          80,520
Sterling Financial Corp.                                            3,835          86,287
Susquehanna Bancshares, Inc.                                        4,590          92,580
UCBH Holdings, Inc.                                                 7,770         132,634
Umpqua Holdings Corp.                                               4,760          80,587
United Bankshares, Inc.                                             3,250          98,475
United Community Banks, Inc.                                        3,260          72,176
Whitney Holding Corp.                                               5,620         144,209
Wilshire Bancorp, Inc.                                                720           7,416
Wintrust Financial Corp.                                            2,080          76,419
                                                                              -----------
                                                                                2,611,561
                                                                              -----------
COMMERCIAL SERVICES & SUPPLIES (4.0%)
ABM Industries, Inc.                                                3,840          90,317
Angelica Corp.                                                        910          15,725
Bowne & Co., Inc.                                                   2,960          51,445
Brady Corp.                                                         4,360         160,884
CDI Corp.                                                           1,200          33,072
Coinstar, Inc.(a)                                                   2,780          95,771
Consolidated Graphics, Inc.(a)                                      1,220          78,056
G & K Services, Inc., Class A                                       1,900          77,026
Healthcare Services Group                                           4,035          88,608
Heidrick & Struggles International, Inc.                            1,630          70,449
Labor Ready, Inc.(a)                                                4,060          71,375
Mobile Mini, Inc.(a)                                                3,080          55,224
On Assignment, Inc.(a)                                              2,760          23,018
School Specialty, Inc.(a)                                           1,540          51,975
Spherion Corp.(a)                                                   5,200          45,344
Standard Register Co.                                               1,280          16,422
Tetra Tech, Inc.(a)                                                 4,970         116,049
United Stationers, Inc.(a)                                          2,370         137,247
Viad Corp.                                                          1,820          64,501
Volt Information Sciences, Inc.(a)                                  1,105          17,183
Waste Connections, Inc.(a)                                          5,855         197,957
Watson Wyatt & Co. Holdings                                         3,740         178,286
                                                                              -----------
                                                                                1,735,934
                                                                              -----------
COMMUNICATIONS EQUIPMENT (2.5%)
Arris Group, Inc.(a)                                                8,860         101,890
Bel Fuse, Inc.                                                      1,350          42,957
Belden CDT, Inc.                                                    3,810         222,009
Black Box Corp.                                                     1,530          61,169
Blue Coat Systems, Inc.(a)                                          2,860         116,088
C-COR, Inc.(a)                                                      4,480          54,925
Comtech Telecommunications Corp.(a)                                 2,250         122,063
Digi International, Inc.(a)                                         2,830          45,393
Ditech Networks, Inc.(a)                                            2,990          14,860
NETGEAR, Inc.(a)                                                    3,110         109,907
Network Equipment Technologies, Inc.(a)                             3,140          46,786
PC-Tel, Inc.(a)                                                     2,090          18,204
Symmetricom, Inc.(a)                                                4,070          19,292
Tollgrade Communications, Inc.(a)                                   1,330          10,693
ViaSat, Inc.(a)                                                     2,740          83,570
                                                                              -----------
                                                                                1,069,806
                                                                              -----------
COMPUTERS & PERIPHERALS (0.6%)
Adaptec, Inc.(a)                                                    9,620          33,959
Avid Technology, Inc.(a)                                            3,340          98,163
Hutchinson Technology, Inc.(a)                                      2,210          52,443
Novatel Wireless, Inc.(a)                                           3,060          79,560
                                                                              -----------
                                                                                  264,125
                                                                              -----------
CONSTRUCTION & ENGINEERING (2.2%)
EMCOR Group, Inc.(a)                                                5,280         181,790
Insituform Technologies, Inc., Class A(a)                           2,330          32,760
Shaw Group, Inc.(a)                                                 6,310         470,726
URS Corp.(a)                                                        4,250         262,693
                                                                              -----------
                                                                                  947,969
                                                                              -----------
CONSTRUCTION MATERIALS (0.5%)
Headwaters, Inc.(a)                                                 3,350          48,072
Texas Industries, Inc.                                              2,260         165,116
                                                                              -----------
                                                                                  213,188
                                                                              -----------
CONSUMER FINANCE (0.5%)
Cash America International, Inc.                                    2,550          99,450
First Cash Financial Services, Inc.(a)                              2,510          49,347
Rewards Network, Inc.(a)                                            2,400          11,760
World Acceptance Corp.(a)                                           1,420          45,809
                                                                              -----------
                                                                                  206,366
                                                                              -----------
CONTAINERS & PACKAGING (1.0%)
AptarGroup, Inc.                                                    5,920         264,624
Caraustar Industries, Inc.(a)                                       2,700          10,908
Chesapeake Corp.                                                    1,940          14,376
Myers Industries, Inc.                                              2,590          54,882
Rock-Tenn Co., Class A                                              2,950          86,022
                                                                              -----------
                                                                                  430,812
                                                                              -----------
DISTRIBUTORS (0.1%)
Audiovox Corp., Class A(a)                                          2,070          24,840
Building Materials Holding Corp.                                    2,250          17,685
                                                                              -----------
                                                                                   42,525
                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - OCTOBER 31, 2007 (UNAUDITED)

                                                           SMALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                   SHARES        VALUE
                                                                ---------     -----------
DIVERSIFIED CONSUMER SERVICES (0.1%)
Pre-Paid Legal Services, Inc.(a)                                      860     $    51,256
                                                                              -----------
DIVERSIFIED FINANCIAL SERVICES (0.3%)
Financial Federal Corp.                                             2,140          57,823
Portfolio Recovery Associates, Inc.                                 1,360          61,349
                                                                              -----------
                                                                                  119,172
                                                                              -----------
ELECTRIC UTILITIES (1.3%)
ALLETE, Inc.                                                        2,830         123,643
Central Vermont Public Service Corp.                                1,130          35,911
Cleco Corp.                                                         4,940         130,169
El Paso Electric Co.(a)                                             4,290         104,462
UIL Holdings Corp.                                                  2,110          74,230
Unisource Energy Corp.                                              3,160         100,235
                                                                              -----------
                                                                                  568,650
                                                                              -----------
ELECTRICAL EQUIPMENT (1.8%)
A.O. Smith Corp.                                                    2,050          76,649
Acuity Brands, Inc.                                                 3,610         172,558
Baldor Electric Co.                                                 3,950         159,264
C&D Technologies, Inc.(a)                                           2,640          12,725
REGAL-BELOIT Corp.                                                  2,720         133,389
Vicor Corp.                                                         2,490          34,960
Woodward Governor Co.                                               2,720         182,240
                                                                              -----------
                                                                                  771,785
                                                                              -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (4.4%)
Agilysys, Inc.                                                      2,830          48,959
Anixter International, Inc.(a)                                      2,930         210,520
Bell Microproducts, Inc.(a)                                         3,250          19,468
Benchmark Electronics, Inc.(a)                                      6,150         126,136
Brightpoint, Inc.(a)                                                5,170          83,754
Checkpoint Systems, Inc.(a)                                         3,510         106,177
Cognex Corp.                                                        4,170          74,977
Coherent, Inc.(a)                                                   2,970          97,416
CTS Corp.                                                           3,310          40,878
Electro Scientific Industries, Inc.(a)                              3,090          67,424
Gerber Scientific, Inc.(a)                                          2,150          23,758
Insight Enterprises, Inc.(a)                                        3,980         110,007
Keithley Instruments, Inc.                                          1,550          15,562
Littelfuse, Inc.(a)                                                 2,330          74,164
LoJack Corp.(a)                                                     2,070          36,370
Mercury Computer Systems, Inc.(a)                                   1,920          30,029
Methode Electronics, Inc.                                           3,800          47,652
Newport Corp.(a)                                                    3,430          46,888
Park Electrochemical Corp.                                          2,130          66,712
Photon Dynamics, Inc.(a)                                            1,640          16,859
Planar Systems, Inc.(a)                                             1,390           9,480
Plexus Corp.(a)                                                     4,090         105,522
RadiSys Corp.(a)                                                    1,890          25,421
Rogers Corp.(a)                                                     1,500          73,545
ScanSource, Inc.(a)                                                 2,280          84,223
SYNNEX Corp.(a)                                                     1,730          38,700
Technitrol, Inc.                                                    3,510         103,229
TTM Technologies, Inc.(a)                                           3,650          46,829
X-Rite, Inc.(a)                                                     2,870          39,922
                                                                              -----------
                                                                                1,870,581
                                                                              -----------
ENERGY EQUIPMENT & SERVICES (5.2%)
Atwood Oceanics, Inc.(a)                                            2,450         206,388
Bristow Group, Inc.(a)                                              2,040         101,776
CARBO Ceramics, Inc.                                                1,970          88,492
Dril-Quip, Inc.(a)                                                  2,410         128,525
Gulf Island Fabrication, Inc.                                       1,170          40,856
Helix Energy Solutions Group, Inc.(a)                               7,140         330,225
ION Geophysical Corp.(a)                                            6,680         101,202
Lufkin Industries, Inc.                                             1,240          73,730
Matrix Service Co.(a)                                               2,280          67,237
NATCO Group, Inc., Class A(a)                                       1,880         100,223
Oceaneering International, Inc.(a)                                  4,560         352,351
SEACOR Holdings, Inc.(a)                                            1,910         175,052
Superior Well Services, Inc.(a)                                     1,200          24,480
TETRA Technologies, Inc.(a)                                         5,810         114,399
Unit Corp.(a)                                                       3,710         177,227
W-H Energy Services, Inc.(a)                                        2,600         149,656
                                                                              -----------
                                                                                2,231,819
                                                                              -----------
FOOD & STAPLES RETAILING (1.4%)
Casey's General Stores, Inc.                                        4,500         128,250
Great Atlantic & Pacific Tea Co., Inc.(a)                           2,260          73,156
Longs Drug Stores Corp.                                             2,590         136,001
Nash Finch Co.                                                      1,140          42,693
Performance Food Group Co.(a)                                       2,880          77,731
Spartan Stores, Inc.                                                1,920          42,682
United Natural Foods, Inc.(a)                                       3,490         101,000
                                                                              -----------
                                                                                  601,513
                                                                              -----------
FOOD PRODUCTS (1.6%)
Flowers Foods, Inc.                                                 7,325         160,710
Hain Celestial Group, Inc.(a)                                       3,410         119,555
J & J Snack Foods Corp.                                             1,290          45,950
Lance, Inc.                                                         2,600          55,068
Mannatech, Inc.                                                     1,210           9,619
Peet's Coffee & Tea, Inc.(a)                                        1,230          33,542
Ralcorp Holdings, Inc.(a)                                           2,240         126,112
Sanderson Farms, Inc.                                               1,320          45,936
TreeHouse Foods, Inc.(a)                                            2,420          67,518
                                                                              -----------
                                                                                  664,010
                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - OCTOBER 31, 2007 (UNAUDITED)

                                                           SMALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                   SHARES        VALUE
                                                                ---------     -----------
GAS UTILITIES (3.6%)
Atmos Energy Corp.                                                  7,700     $   215,985
Laclede Group, Inc.                                                 2,050          71,319
New Jersey Resources Corp.                                          3,200         157,600
Northwest Natural Gas Co.                                           2,970         143,065
Piedmont Natural Gas Co., Inc.                                      7,550         192,751
South Jersey Industries, Inc.                                       2,850         107,046
Southern Union Co.                                                  9,560         301,140
Southwest Gas Corp.                                                 3,730         111,005
UGI Corp.                                                           9,580         255,020
                                                                              -----------
                                                                                1,554,931
                                                                              -----------
HEALTH CARE EQUIPMENT & SUPPLIES (4.5%)
Allscripts Healthcare Solutions, Inc.(a)                            4,930         136,561
American Medical Systems Holdings, Inc.(a)                          5,910          75,589
Analogic Corp.                                                      1,300          74,295
ArthroCare Corp.(a)                                                 2,400         155,616
CONMED Corp.(a)                                                     2,590          73,660
Cooper Cos., Inc.                                                   3,720         156,240
Datascope Corp.                                                     1,340          48,414
DJ Orthopedics, Inc.(a)                                             2,230         111,389
Greatbatch, Inc.(a)                                                 2,000          49,720
Haemonetics Corp.(a)                                                2,580         132,586
ICU Medical, Inc.(a)                                                1,250          50,125
Integra LifeSciences Holdings(a)                                    2,020          97,909
Invacare Corp.                                                      2,720          73,603
Kensey Nash Corp.(a)                                                1,090          29,822
Mentor Corp.                                                        2,980         126,859
Merit Medical Systems, Inc.(a)                                      2,520          32,886
Osteotech, Inc.(a)                                                  1,820          12,667
Palomar Medical Technologies, Inc.(a)                               1,590          40,211
Possis Medical, Inc.(a)                                             1,820          26,044
Respironics, Inc.(a)                                                6,400         320,384
Symmetry Medical, Inc.(a)                                           2,670          45,791
Theragenics Corp.(a)                                                3,170          14,994
Vital Signs, Inc.                                                     880          46,552
                                                                              -----------
                                                                                1,931,917
                                                                              -----------
HEALTH CARE PROVIDERS & SERVICES (4.3%)
Amedisys, Inc.(a)                                                   2,279          96,743
AMERIGROUP Corp.(a)                                                 4,090         143,150
AMN Healthcare Services, Inc.(a)                                    2,770          52,658
AmSurg Corp.(a)                                                     2,600          68,770
Centene Corp.(a)                                                    3,590          83,755
Chemed Corp.                                                        2,090         119,799
Cross Country Healthcare, Inc.(a)                                   2,520          39,589
CryoLife, Inc.(a)                                                   2,330          15,727
Gentiva Health Services, Inc.(a)                                    2,370          44,983
HealthExtras, Inc.(a)                                               3,180          92,665
inVentiv Health, Inc.(a)                                            3,000         126,690
LCA-Vision, Inc.                                                    1,700          29,019
LHC Group, Inc.(a)                                                  1,120          25,738
Matria Healthcare, Inc.(a)                                          1,800          46,224
MedCath Corp.(a)                                                    1,300          36,049
Odyssey Healthcare, Inc.(a)                                         2,880          29,520
Owens & Minor, Inc.                                                 3,610         146,349
Pediatrix Medical Group, Inc.(a)                                    4,030         263,965
PharMerica Corp.(a)                                                 2,550          40,672
PSS World Medical, Inc.(a)                                          5,570         112,514
RehabCare, Inc.(a)                                                  1,390          28,829
Res-Care, Inc.(a)                                                   2,050          50,348
Sunrise Senior Living, Inc.(a)                                      3,760         139,120
                                                                              -----------
                                                                                1,832,876
                                                                              -----------
HEALTH CARE TECHNOLOGY (0.2%)
Phase Forward, Inc.(a)                                              3,760          89,450
                                                                              -----------
HOTELS, RESTAURANTS & LEISURE (2.8%)
Buffalo Wild Wings, Inc.(a)                                         1,510          46,297
California Pizza Kitchen, Inc.(a)                                   2,440          39,479
CEC Entertainment, Inc.(a)                                          2,780          82,844
CKE Restaurants, Inc.                                               5,340          86,401
IHOP Corp.                                                          1,510          95,628
Jack in the Box, Inc.(a)                                            5,300         166,261
Marcus Corp.                                                        2,230          42,905
O'Charley's, Inc.                                                   2,090          33,503
P.F. Chang's China Bistro, Inc.(a)                                  2,330          67,826
Panera Bread Co., Class A(a)                                        2,620         107,394
Papa John's International, Inc.(a)                                  2,130          49,629
Red Robin Gourmet Burgers, Inc.(a)                                  1,530          61,230
Ruth's Chris Steak House, Inc.(a)                                   1,340          16,938
Sonic Corp.(a)                                                      5,400         133,812
Texas Roadhouse, Inc., Class A(a)                                   4,310          54,608
The Steak n Shake Co.(a)                                            2,480          37,572
Triarc Cos., Inc., Class B                                          5,460          61,152
                                                                              -----------
                                                                                1,183,479
                                                                              -----------
HOUSEHOLD DURABLES (1.0%)
Bassett Furniture Industries, Inc.                                  1,340          14,217
Champion Enterprises, Inc.(a)                                       5,980          70,923
Ethan Allen Interiors, Inc.                                         2,660          82,088
La-Z-Boy, Inc.                                                      4,800          37,872
Libbey, Inc.                                                        1,310          23,567
M/I Homes, Inc.                                                     1,000          16,600
Meritage Homes Corp.(a)                                             1,740          27,997
National Presto Industries, Inc.                                      620          34,063
Russ Berrie & Co., Inc.(a)                                          1,300          22,750
Skyline Corp.                                                         660          23,390

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - OCTOBER 31, 2007 (UNAUDITED)

                                                           SMALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                   SHARES        VALUE
                                                                ---------     -----------
Standard Pacific Corp.                                              5,090     $    24,432
Universal Electronics, Inc.(a)                                      1,500          54,150
                                                                              -----------
                                                                                  432,049
                                                                              -----------
HOUSEHOLD PRODUCTS (0.1%)
Central Garden & Pet Co., Class A(a)                                5,380          44,762
Spectrum Brands, Inc.(a)                                            3,250          14,007
                                                                              -----------
                                                                                   58,769
                                                                              -----------
INDUSTRIAL CONGLOMERATES (0.2%)
Standex International Corp.                                         1,030          22,083
Tredegar Corp.                                                      2,470          43,028
                                                                              -----------
                                                                                   65,111
                                                                              -----------
INSURANCE (3.1%)
Delphi Financial Group, Inc., Class A                               4,045         156,744
Hilb, Rogal & Hobbs Co.                                             2,990         131,769
Infinity Property & Casualty Corp.                                  1,610          64,754
LandAmerica Financial Group, Inc.                                   1,270          35,293
Philadelphia Consolidated Holding Corp.(a)                          4,610         188,088
Presidential Life Corp.                                             1,910          33,635
ProAssurance Corp.(a)                                               2,910         160,458
RLI Corp.                                                           1,970         114,595
Safety Insurance Group, Inc.                                        1,040          37,398
SCPIE Holdings, Inc.(a)                                               950          25,793
Selective Insurance Group, Inc.                                     4,400         106,964
Stewart Information Services Corp.                                  1,600          46,400
Tower Group, Inc.                                                   1,730          52,229
United Fire & Casualty Co.                                          1,800          57,672
Zenith National Insurance Corp.                                     3,045         122,348
                                                                              -----------
                                                                                1,334,140
                                                                              -----------
INTERNET SOFTWARE & SERVICES (1.6%)
Bankrate, Inc.(a)                                                   1,380          63,411
Blue Nile, Inc.(a)                                                  1,320         104,333
InfoSpace, Inc.                                                     3,020          58,376
J2 Global Communications, Inc.(a)                                   4,500         151,605
MIVA, Inc.(a)                                                       2,930           9,317
PetMed Express, Inc.(a)                                             2,070          30,181
Stamps.com, Inc.(a)                                                 1,700          23,596
The Knot, Inc.(a)                                                   2,530          49,057
United Online, Inc.                                                 6,070         106,832
Websense, Inc.(a)                                                   4,070          74,888
                                                                              -----------
                                                                                  671,596
                                                                              -----------
IT SERVICES (1.4%)
Authorize.Net Holdings, Inc.(a)                                     2,710          63,333
CACI International, Inc., Class A(a)                                2,600         140,010
Ciber, Inc.(a)                                                      4,790          37,314
CyberSource Corp.(a)                                                3,510          57,388
Gevity HR, Inc.                                                     2,130          21,257
ManTech International Corp., Class A(a)                             1,920          76,339
MAXIMUS, Inc.                                                       2,080          99,674
SI International, Inc.(a)                                           1,190          33,570
StarTek, Inc.                                                       1,070          11,503
Sykes Enterprises, Inc.(a)                                          2,690          47,478
                                                                              -----------
                                                                                  587,866
                                                                              -----------
LEISURE EQUIPMENT & PRODUCTS (0.8%)
Arctic Cat, Inc.                                                    1,290          18,602
JAKKS Pacific, Inc.(a)                                              2,260          59,890
MarineMax, Inc.(a)                                                  1,470          20,933
Nautilus Group, Inc.                                                2,770          17,811
Polaris Industries, Inc.                                            3,060         150,491
RC2 Corp.(a)                                                        1,830          54,571
Sturm, Ruger & Co., Inc.(a)                                         2,110          19,728
                                                                              -----------
                                                                                  342,026
                                                                              -----------
LIFE SCIENCES TOOLS AND SERVICES (0.7%)
Cambrex Corp.                                                       2,630          29,956
Enzo Biochem, Inc.(a)                                               2,730          33,060
Kendle International, Inc.(a)                                       1,250          50,413
PAREXEL International Corp.(a)                                      2,740         126,040
Pharmanet Development Group, Inc.(a)                                2,030          65,772
                                                                              -----------
                                                                                  305,241
                                                                              -----------
MACHINERY (3.7%)
A.S.V., Inc.(a)                                                     1,960          22,814
Albany International Corp., Class A                                 2,500          93,750
Applied Industrial Technologies, Inc.                               3,420         121,239
Astec Industries, Inc.(a)                                           1,830          82,936
Barnes Group, Inc.                                                  4,120         151,328
Briggs & Stratton Corp.                                             4,020          90,490
Cascade Corp.                                                         920          57,942
CLARCOR, Inc.                                                       4,250         154,955
EnPro Industries, Inc.(a)                                           2,050          84,070
Gardner Denver, Inc.(a)                                             4,490         162,224
Intevac, Inc.(a)                                                    1,740          30,572
Kaydon Corp.                                                        2,630         141,468
Lindsay Manufacturing Co.                                           1,160          57,072
Lydall, Inc.(a)                                                     1,770          19,045
Mueller Industries, Inc.                                            3,040         109,318
Robbins & Myers, Inc.                                               1,570         113,511
Wabash National Corp.                                               2,780          28,217
Watts Water Technologies, Inc.                                      2,570          73,065
                                                                              -----------
                                                                                1,594,016
                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - OCTOBER 31, 2007 (UNAUDITED)

                                                           SMALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                   SHARES        VALUE
                                                                ---------     -----------
MARINE (0.5%)
Kirby Corp.(a)                                                      4,730     $   216,066
                                                                              -----------
MEDIA (0.4%)
4Kids Entertainment, Inc.(a)                                        1,330          22,677
Live Nation, Inc.(a)                                                5,560         113,646
Radio One, Inc., Class D(a)                                         5,330          18,602
                                                                              -----------
                                                                                  154,925
                                                                              -----------
METALS & MINING (1.2%)
A.M. Castle & Co.                                                   1,440          43,344
AMCOL International Corp.                                           1,980          79,873
Brush Engineered Materials, Inc.(a)                                 1,810          87,423
Gibraltar Industries, Inc.                                          2,110          38,022
Quanex Corp.                                                        3,195         131,602
RTI International Metals, Inc.(a)                                   1,940         151,670
                                                                              -----------
                                                                                  531,934
                                                                              -----------
MULTI-UTILITIES (0.4%)
Avista Corp.                                                        4,480          98,784
CH Energy Group, Inc.                                               1,450          67,773
                                                                              -----------
                                                                                  166,557
                                                                              -----------
MULTILINE RETAIL (0.1%)
Fred's, Inc.                                                        3,490          36,994
Tuesday Morning Corp.                                               2,390          18,212
                                                                              -----------
                                                                                   55,206
                                                                              -----------
OIL, GAS & CONSUMABLE FUELS (2.9%)
Cabot Oil & Gas Corp., Class A                                      8,380         332,602
Hornbeck Offshore Services, Inc.(a)                                 1,920          75,072
Massey Energy Co.                                                   6,350         201,168
Petroleum Development Corp.(a)                                      1,120          50,870
Pioneer Drilling Co.(a)                                             2,840          34,591
St. Mary Land & Exploration Co.                                     5,160         218,578
Stone Energy Corp.(a)                                               2,380         106,100
Swift Energy Co.(a)                                                 2,390         113,358
World Fuel Services Corp.                                           2,410         106,739
                                                                              -----------
                                                                                1,239,078
                                                                              -----------
PAPER & FOREST PRODUCTS (0.5%)
Buckeye Technologies, Inc.(a)                                       3,350          60,032
Deltic Timber Corp.                                                 1,100          61,512
Neenah Paper, Inc.                                                  1,260          42,840
Wausau-Mosinee Paper Corp.                                          5,250          52,553
                                                                              -----------
                                                                                  216,937
                                                                              -----------
PERSONAL PRODUCTS (0.3%)
Chattem, Inc.(a)                                                    1,740         129,282
                                                                              -----------
PHARMACEUTICALS (0.6%)
Alpharma, Inc., Class A(a)                                          3,500          72,170
Bradley Pharmaceuticals, Inc.(a)                                    1,400          27,538
Noven Pharmaceuticals, Inc.(a)                                      2,000          30,920
Sciele Pharma, Inc.(a)                                              3,060          77,846
ViroPharma, Inc.(a)                                                 5,700          49,077
                                                                              -----------
                                                                                  257,551
                                                                              -----------
REAL ESTATE INVESTMENT TRUST (4.0%)
Acadia Realty Trust                                                 3,030          80,295
Colonial Properties Trust                                           3,820         119,680
Eastgroup Properties, Inc.                                          2,390         113,955
Entertainment Properties Trust                                      2,640         144,857
Inland Real Estate Corp.                                            5,980          89,102
Kite Realty Group Trust                                             2,660          48,199
Lexington Corp. Properties Trust                                    6,430         127,250
LTC Properties, Inc.                                                2,490          63,097
Medical Properties Trust, Inc.                                      3,820          50,157
Mid-America Apartment Communities, Inc.                             2,340         121,680
National Retail Properties, Inc.                                    6,340         160,719
Parkway Properties, Inc.                                            1,740          74,820
PS Business Parks, Inc.                                             1,970         114,851
Senior Housing Properties Trust                                     6,740         151,111
Sovran Self Storage, Inc.                                           2,360         111,651
Tanger Factory Outlet Centers, Inc.                                 3,210         135,205
                                                                              -----------
                                                                                1,706,629
                                                                              -----------
ROAD & RAIL (1.7%)
Arkansas Best Corp.                                                 2,190          60,115
Heartland Express, Inc.                                             5,773          80,476
Kansas City Southern(a)                                             6,180         239,104
Knight Transportation, Inc.                                         4,770          76,177
Landstar System, Inc.                                               4,740         199,507
Old Dominion Freight Line, Inc.(a)                                  2,515          56,814
                                                                              -----------
                                                                                  712,193
                                                                              -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.4%)
Actel Corp.(a)                                                      2,520          28,703
Advanced Energy Industries, Inc.(a)                                 3,040          48,640
AMIS Holdings, Inc.(a)                                              5,520          42,338
ATMI, Inc.(a)                                                       3,920         125,989
Axcelis Technologies, Inc.(a)                                       8,830          41,413
Brooks Automation, Inc.(a)                                          6,660          86,447
Cabot Microelectronics Corp.(a)                                     2,580         102,374
Cohu, Inc.                                                          2,710          44,444
Cymer, Inc.(a)                                                      3,010         127,925
DSP Group, Inc.(a)                                                  2,690          42,475
Exar Corp.(a)                                                       5,540          67,366
FEI Co.(a)                                                          3,310          96,023

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - OCTOBER 31, 2007 (UNAUDITED)

                                                           SMALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                   SHARES        VALUE
                                                                ---------     -----------
Kopin Corp.(a)                                                      6,460     $    25,711
MKS Instruments, Inc.(a)                                            4,220          84,737
Pericom Semiconductor Corp.(a)                                      3,310          49,451
Photronics, Inc.(a)                                                 3,690          40,369
Rudolph Technologies, Inc.(a)                                       2,400          31,272
Skyworks Solutions, Inc.(a)                                        13,800         127,236
Standard Microsystems Corp.(a)                                      2,610         101,790
Supertex, Inc.(a)                                                   1,700          62,118
Ultratech, Inc.(a)                                                  2,620          30,366
Veeco Instruments, Inc.(a)                                          3,210          58,005
                                                                              -----------
                                                                                1,465,192
                                                                              -----------
SOFTWARE (3.6%)
ANSYS, Inc.(a)                                                      6,960         270,118
Captaris, Inc.(a)                                                   3,060          14,168
Catapult Communications Corp.(a)                                    1,080           8,024
Epicor Software Corp.(a)                                            5,370          62,722
EPIQ Systems, Inc.(a)                                               2,805          54,389
Informatica Corp.(a)                                                7,530         128,612
JDA Software Group, Inc.(a)                                         2,680          66,893
Manhattan Associates, Inc.(a)                                       2,580          77,813
MICROS Systems, Inc.(a)                                             3,720         267,170
Napster, Inc.(a)                                                    4,650          15,112
Phoenix Technologies Ltd.(a)                                        3,320          38,014
Progress Software Corp.(a)                                          4,270         139,672
Secure Computing Corp.(a)                                           5,350          52,965
Smith Micro Software, Inc.(a)                                       2,800          43,148
Sonic Solutions(a)                                                  2,190          26,280
SPSS, Inc.(a)                                                       1,940          73,720
THQ, Inc.(a)                                                        5,680         153,871
Tyler Technologies, Inc.(a)                                         3,390          54,647
                                                                              -----------
                                                                                1,547,338
                                                                              -----------
SPECIALTY RETAIL (4.0%)
Aaron Rents, Inc.                                                   4,120          87,262
Big 5 Sporting Goods Corp.                                          1,880          33,558
Cabela's, Inc.(a)                                                   2,980          58,170
Cato Corp.                                                          2,710          54,417
Charlotte Russe Holding, Inc.(a)                                    1,870          27,096
Children's Place Retail Stores, Inc.(a)                             1,690          43,264
Christopher & Banks Corp.                                           2,990          41,023
Cost Plus, Inc.(a)                                                  1,850           5,421
CPI Corp.                                                             540          17,933
Finish Line, Inc., Class A                                          3,890          14,587
Genesco, Inc.(a)                                                    1,950          90,090
Group 1 Automotive, Inc.                                            1,780          55,269
Gymboree Corp.(a)                                                   2,400          81,672
Haverty Furniture Cos., Inc.                                        1,930          16,405
Hibbett Sports, Inc.(a)                                             2,540          59,919
Hot Topic, Inc.(a)                                                  4,040          30,946
Jo-Ann Stores, Inc.(a)                                              1,980          38,155
Jos. A. Bank Clothiers, Inc.(a)                                     1,442          42,121
Lithia Motors, Inc., Class A                                          900          15,282
Men's Wearhouse, Inc.                                               4,140         174,956
Midas Group, Inc.(a)                                                1,240          19,803
Movado Group, Inc.                                                  1,790          53,861
Select Comfort Corp.(a)                                             4,140          47,320
Sonic Automotive, Inc., Class A                                     2,450          61,887
Stage Stores, Inc.                                                  3,352          62,884
Stein Mart, Inc.                                                    2,560          16,819
The Dress Barn, Inc.(a)                                             3,780          61,954
The Pep Boys - Manny, Moe & Jack                                    3,910          57,516
Tractor Supply Co.(a)                                               2,850         118,104
Tween Brands, Inc.(a)                                               2,470          75,829
Zale Corp.(a)                                                       3,890          82,001
Zumiez, Inc.(a)                                                     1,670          69,906
                                                                              -----------
                                                                                1,715,430
                                                                              -----------
TEXTILES APPAREL & LUXURY GOODS (3.4%)
Ashworth, Inc.(a)                                                   1,380           7,673
Brown Shoe Company, Inc.                                            3,375          68,850
Crocs, Inc.(a)                                                      6,310         471,672
Deckers Outdoor Corp.(a)                                            1,130         157,963
Fossil, Inc.(a)                                                     3,840         144,230
Iconix Brand Group, Inc.(a)                                         4,730         108,080
K-Swiss, Inc., Class A                                              2,200          51,480
Kellwood Co.                                                        2,150          35,626
Maidenform Brands, Inc.(a)                                          1,520          22,572
Oxford Industries, Inc.                                             1,370          35,497
Quiksilver, Inc.(a)                                                 9,880         133,380
Skechers U.S.A., Inc., Class A(a)                                   2,490          61,229
UniFirst Corp.                                                      1,270          47,790
Wolverine World Wide, Inc.                                          4,530         116,149
                                                                              -----------
                                                                                1,462,191
                                                                              -----------
THRIFTS & MORTGAGE FINANCE (1.1%)
Anchor BanCorp of Wisconsin, Inc.                                   1,630          40,098
Bank Mutual Corp.                                                   3,550          39,440
BankAtlantic Bancorp, Inc., Class A                                 4,230          17,385
BankUnited Financial Corp., Class A                                 2,260          19,504
Brookline Bancorp, Inc.                                             5,960          64,130
Corus Bankshares, Inc.                                              2,160          23,803
Dime Community Bancshares, Inc.                                     2,650          38,134
Downey Financial Corp.                                              1,560          63,539
FirstFed Financial Corp.(a)                                         1,090          46,630
Flagstar Bancorp, Inc.                                              3,430          27,749

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - OCTOBER 31, 2007 (UNAUDITED)

                                                           SMALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                   SHARES        VALUE
                                                                ---------     -----------
Franklin Bank Corp.(a)                                              1,980     $    15,305
Fremont General Corp.                                               5,490          15,207
Triad Guaranty, Inc.(a)                                               750           6,045
TrustCo Bank Corp. NY                                               4,380          46,165
                                                                              -----------
                                                                                  463,134
                                                                              -----------
TRADING COMPANIES & DISTRIBUTORS (0.3%)
Lawson Products, Inc.                                                 510          18,049
Watsco, Inc.                                                        2,170          90,359
                                                                              -----------
                                                                                  108,408
                                                                              -----------
TOTAL COMMON STOCKS
   (COST $39,742,794)                                                          42,382,022
                                                                              -----------
SHORT-TERM INVESTMENTS (1.1%)
AIM Short Term Prime Money Market, 4.93%(b)                        20,269          20,269
Fifth Third Institutional Government
   Money Market Fund, 4.73%(b)                                    464,742         464,742
                                                                              -----------
TOTAL SHORT-TERM INVESTMENTS
   (COST $485,011)                                                                485,011
                                                                              -----------
      TOTAL INVESTMENTS
         (COST $40,227,805) 99.9%                                              42,867,033
      OTHER ASSETS IN EXCESS OF LIABILITIES 0.1%                                   56,444
                                                                              -----------
      NET ASSETS 100.0%                                                       $42,923,477
                                                                              ===========

(a) Represents non-income producing security.
(b) Variable rate security. Rate shown represents the rate as of October 31, 2007.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - OCTOBER 31, 2007 (UNAUDITED)

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                                                                   SHARES        VALUE
                                                                ---------     -----------
COMMON STOCKS (99.3%)

AEROSPACE & DEFENSE (0.1%)
Empresa Brasileira de Aeronautica SA, ADR                             640     $    31,213
                                                                              -----------
AIRLINES (0.3%)
Air France-KLM, ADR                                                   900          34,353
Ryanair Holdings PLC, Sponsored ADR(a)                              1,510          74,277
                                                                              -----------
                                                                                  108,630
                                                                              -----------
AUTO COMPONENTS (0.2%)
Magna International, Inc., Class A                                    720          68,227
                                                                              -----------
AUTOMOBILES (4.5%)
DaimlerChrysler AG                                                  5,500         605,825
Honda Motor Co., Ltd., Sponsored ADR                                8,240         308,423
Nissan Motor Co., Ltd., Sponsored ADR                               5,310         122,290
Toyota Motor Corp., Sponsored ADR                                   7,180         821,679
                                                                              -----------
                                                                                1,858,217
                                                                              -----------
BEVERAGES (0.0%)
Cott Corp.(a)                                                         300           2,151
                                                                              -----------
CAPITAL MARKETS (3.9%)
Credit Suisse Group, Sponsored ADR                                  6,160         417,032
Deutsche Bank AG, Registered                                        2,860         382,554
Invesco PLC, Sponsored ADR                                          2,090          64,079
Nomura Holdings, Inc., ADR                                          9,660         172,238
UBS AG, ADR                                                        10,800         579,852
                                                                              -----------
                                                                                1,615,755
                                                                              -----------
CHEMICALS (1.0%)
Agrium, Inc.                                                          700          44,499
NOVA Chemicals Corp.                                                  530          19,117
Potash Corp. of Saskatchewan, Inc.                                  1,630         200,196
Sociedad Quimica y Minera de Chile SA, Sponsored ADR                  120          23,040
Syngenta AG, ADR                                                    2,780         134,747
                                                                              -----------
                                                                                  421,599
                                                                              -----------
COMMERCIAL BANKS (16.7%)
Allied Irish Banks PLC, Sponsored ADR                               2,510         127,257
Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR                  19,210         484,860
Banco Bradesco SA, Sponsored ADR                                    5,030         171,774
Banco de Chile, ADR                                                   278          14,595
Banco Itau Holding Financeira SA, ADR                               5,980         170,729
Banco Santander Central Hispano SA, Sponsored ADR                  31,770         689,727
Banco Santander Chile SA, ADR                                         500          26,495
Bank of Ireland, Sponsored ADR                                      1,570         116,494
Bank of Montreal                                                    2,960         197,077
Bank of Nova Scotia                                                 5,430         305,275
Barclays PLC, Sponsored ADR                                         9,090         462,226
Canadian Imperial Bank of Commerce                                  1,990         214,761
Grupo Financiero Galicia SA, ADR(a)                                   200           1,594
HSBC Holdings PLC, Sponsored ADR                                   12,310       1,225,091
Kookmin Bank, Sponsored ADR                                         1,860         151,943
Lloyds TSB Group PLC, Sponsored ADR                                 7,780         355,702
Mitsubishi UFJ Financial Group, Inc., ADR                          47,980         477,881
Mizuho Financial Group, Inc., ADR                                  27,220         305,681
National Bank of Greece SA, ADR                                     9,090         127,351
Royal Bank of Canada                                                6,900         408,204
Shinhan Financial Group Co., Ltd., ADR                                900         117,873
The Toronto - Dominion Bank                                         3,910         294,814
Unibanco-Unico de Bancos Brasileiros SA, ADR                          620          97,985
Westpac Banking Corp., Sponsored ADR                                2,130         288,721
                                                                              -----------
                                                                                6,834,110
                                                                              -----------
COMMERCIAL SERVICES & SUPPLIES (0.1%)
Adecco SA, ADR                                                      1,860          34,317
Corporate Express, Sponsored ADR                                      580           6,519
                                                                              -----------
                                                                                   40,836
                                                                              -----------
COMMUNICATIONS EQUIPMENT (3.5%)
Alcatel SA, Sponsored ADR                                          11,030         106,881
Nokia Oyj, Sponsored ADR                                           20,150         800,358
Research in Motion Ltd.(a)                                          2,400         298,824
Telefonektiebolaget LM Ericsson, Sponsored ADR                      7,600         228,380
                                                                              -----------
                                                                                1,434,443
                                                                              -----------
CONSTRUCTION MATERIALS (0.5%)
Cemex SA de CV, Sponsored ADR                                       3,550         108,879
CRH PLC, Sponsored ADR                                              2,810         111,304
                                                                              -----------
                                                                                  220,183
                                                                              -----------
CONSUMER FINANCE (0.2%)
Orix Corp., Sponsored ADR                                           1,010         104,282
                                                                              -----------
CONTAINERS & PACKAGING (0.1%)
Rexam PLC, Sponsored ADR                                              930          52,350
                                                                              -----------
DIVERSIFIED FINANCIAL SERVICES (1.3%)
ING Groep NV, Sponsored ADR                                        11,690         525,933
                                                                              -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (6.7%)
BCE, Inc.                                                           4,676         203,914
Brasil Telecom Participacoes SA, ADR                                  280          20,829

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - OCTOBER 31, 2007 (UNAUDITED)

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                                                                   SHARES        VALUE
                                                                ---------     -----------
BT Group PLC, Sponsored ADR                                         4,660     $   317,299
Chunghwa Telecom Co., Ltd., ADR                                     2,908          55,836
Compania de Telecomunicaciones de Chile SA, Sponsored ADR             590           5,764
France Telecom SA, Sponsored ADR                                    9,330         345,210
Hellenic Telecommunications Organization SA, ADR                    3,080          57,103
Koninklijke Royal KPN NV, Sponsored ADR                            10,170         192,213
Nippon Telegraph & Telephone Corp., ADR                             8,990         206,321
Nortel Networks Corp.(a)                                            2,058          33,196
Portugal Telecom SGPS SA, Sponsored ADR                             5,770          77,722
Tele Norte Leste Participacoes SA, ADR                              1,280          27,904
Telecom Corp. of New Zealand Ltd., Sponsored ADR                    1,038          17,431
Telecom Italia S.p.A., Sponsored ADR                                5,700         179,037
Telefonica SA, Sponsored ADR                                        8,320         827,424
Telefonos de Mexico SA de CV, Sponsored ADR                         1,610          58,878
Telus Corp. ADR                                                     1,940         113,742
                                                                              -----------
                                                                                2,739,823
                                                                              -----------
ELECTRIC UTILITIES (0.9%)
Companhia Energetica de Minas Gervais, Sponsored ADR                1,380          29,808
Enel S.p.A., Sponsored ADR                                          4,940         296,894
Enersis SA, Sponsored ADR                                           1,390          27,550
                                                                              -----------
                                                                                  354,252
                                                                              -----------
ELECTRICAL EQUIPMENT (0.9%)
ABB Ltd., Sponsored ADR                                            11,630         351,459
                                                                              -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.7%)
Celestica, Inc.(a)                                                    670           4,549
Hitachi Ltd., Sponsored ADR                                         1,940         128,738
Kyocera Corp., Sponsored ADR                                        1,170         100,012
TDK Corp., ADR                                                        840          69,073
                                                                              -----------
                                                                                  302,372
                                                                              -----------
ENERGY EQUIPMENT & SERVICES (0.2%)
Tenaris SA, ADR                                                     1,190          64,022
                                                                              -----------
FOOD & STAPLES RETAILING (0.0%)
Distribucion y Servicio D&S SA, ADR                                   300          10,923
                                                                              -----------
FOOD PRODUCTS (1.8%)
Cadbury Schweppes PLC, Sponsored ADR                                3,050         162,382
Unilever NV, NY Shares                                              9,750         316,485
Unilever PLC, Sponsored ADR                                         7,554         255,778
                                                                              -----------
                                                                                  734,645
                                                                              -----------
HEALTH CARE EQUIPMENT & SUPPLIES (0.2%)
Smith & Nephew PLC, Sponsored ADR                                   1,270          86,068
                                                                              -----------
HEALTH CARE PROVIDERS & SERVICES (0.2%)
Fresenius Medical Care AG & Co., ADR                                1,310          69,234
                                                                              -----------
HOTELS, RESTAURANTS & LEISURE (0.1%)
InterContinental Hotels Group PLC, ADR                              1,510          35,243
                                                                              -----------
HOUSEHOLD DURABLES (1.8%)
Koninklijke Royal Philips Electronics NV, NY Shares                 6,040         249,694
Matsushita Electric Industial Co., Ltd., Sponsored ADR              9,970         190,925
Sony Corp., Sponsored ADR                                           5,370         265,600
Thomson, Sponsored ADR                                              1,250          21,925
                                                                              -----------
                                                                                  728,144
                                                                              -----------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
Companhia Paranaense de Energia-Copel, Sponsored ADR                  330           5,445
Empresa Nacional de Electricidad SA, Sponsored ADR                    780          36,520
                                                                              -----------
                                                                                   41,965
                                                                              -----------
INDUSTRIAL CONGLOMERATES (1.6%)
Siemens AG, Sponsored ADR                                           4,700         640,939
Tomkins PLC, Sponsored ADR                                            920          17,314
                                                                              -----------
                                                                                  658,253
                                                                              -----------
INSURANCE (5.2%)
Aegon NV, NY Registered Shares                                      6,460         133,464
Allianz AG, ADR                                                    22,740         513,924
Axa, ADR                                                            9,680         432,986
China Life Insurance Co., Ltd., ADR                                 2,560         260,378
Manulife Financial Corp.                                            8,270         383,645
Prudential PLC, ADR                                                 6,460         212,017
Sun Life Financial, Inc.                                            3,400         197,880
                                                                              -----------
                                                                                2,134,294
                                                                              -----------
LEISURE EQUIPMENT & PRODUCTS (0.3%)
FUJIFILM Holdings Corp., ADR                                        2,930         140,464
                                                                              -----------
LIFE SCIENCES TOOLS AND SERVICES (0.1%)
MDS, Inc.                                                           1,040          23,390
                                                                              -----------
MACHINERY (0.1%)
Kubota Corp., Sponsored ADR                                         1,090          45,889
                                                                              -----------
MEDIA (1.9%)
British Sky Broadcasting Group PLC, Sponsored ADR                   1,700          96,356
Grupo Televisa SA, Sponsored ADR                                    1,820          45,227

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - OCTOBER 31, 2007 (UNAUDITED)

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                                                                   SHARES        VALUE
                                                                ---------     -----------
Pearson PLC, Sponsored ADR                                          4,150     $    69,845
PT Multimedia-Servicos de Telecomunicacoes e Multimedia
   SGPS SA, ADR(a)                                                  1,016          13,801
Reed Elsevier NV, Sponsored ADR                                     2,550          99,297
Reed Elsevier PLC, Sponsored ADR                                    2,160         113,767
Reuters Group PLC, Sponsored ADR                                    1,230         102,373
Shaw Communications, Inc., Class B                                  1,980          55,282
The Thompson Corp.                                                  1,820          86,013
WPP Group PLC, Sponsored ADR                                        1,510         103,888
                                                                              -----------
                                                                                  785,849
                                                                              -----------
METALS & MINING (9.9%)
Agnico-Eagle Mines Ltd.                                               750          42,668
Alcan, Inc.                                                         1,930         194,776
Alumina Ltd., Sponsored ADR                                         1,310          32,907
Anglo American PLC, Unsponsored ADR                                13,476         470,986
Barrick Gold Corp.                                                  4,540         200,350
BHP Billiton Ltd., Sponsored ADR                                    8,570         747,818
BHP Billiton PLC, ADR                                               5,800         450,892
Cameco Corp.                                                        1,820          89,271
Companhia Siderurgica Nacional SA, Sponsored ADR                      780          62,322
Companhia Vale do Rio Doce, ADR                                     7,340         276,571
Compania Vale do Rio Doce, Sponsored ADR                            9,580         302,441
Fording Canadian Coal Trust                                           620          22,580
Gerdau SA, Sponsored ADR                                            1,495          46,495
Goldcorp, Inc.                                                      3,657         128,470
Kinross Gold Corp.(a)                                               2,830          55,694
Lundin Mining Corp.(a)                                              1,260          16,985
POSCO, ADR                                                          1,450         266,438
Rio Tinto PLC, Sponsored ADR                                        1,283         481,125
Teck Comino Ltd., Class B                                           2,200         110,000
Yamana Gold, Inc.                                                   3,000          45,060
                                                                              -----------
                                                                                4,043,849
                                                                              -----------
MULTI-UTILITIES (1.2%)
National Grid PLC, Sponsored ADR                                    3,200         262,400
Transalta Corp., ADR                                                1,400          50,288
Veoilia Environnement, ADR                                          2,170         194,714
                                                                              -----------
                                                                                  507,402
                                                                              -----------
OFFICE ELECTRONICS (0.8%)
Canon, Inc., Sponsored ADR                                          6,460         326,682
                                                                              -----------
OIL, GAS & CONSUMABLE FUELS (17.3%)
BP PLC, Sponsored ADR                                              16,600       1,294,634
Canadian Natural Resources Ltd.                                     2,920         242,944
CNOOC Ltd., ADR                                                       770         166,697
Enbridge, Inc.                                                      2,470         105,741
EnCana Corp.                                                        4,070         283,679
Enerplus Resources Fund                                               990          47,896
ENI S.p.A., Sponsored ADR                                           6,710         490,367
Imperial Oil Ltd.                                                   1,600          86,608
Nexen, Inc.                                                         2,740          92,639
Norsk Hydro ASA, Sponsored ADR                                      3,500          51,450
Penn West Energy Trust                                              1,420          45,298
Petro-Canada                                                        2,640         152,143
Petrobras Energia Paticipaciones SA, Sponsored ADR                    350           4,183
PetroChina Co., Ltd., ADR                                             980         257,348
Petroleo Brasileiro SA, ADR                                         4,020         334,424
Repsol YPF SA, Sponsored ADR                                        4,830         190,495
Royal Dutch Shell PLC, ADR                                          9,240         808,592
Royal Dutch Shell PLC, ADR                                          7,410         646,523
Santos Ltd., Sponsored ADR                                            820          43,747
Statoil ASA, Sponsored ADR                                          6,387         217,669
Suncor Energy, Inc.                                                 2,550         278,537
Talisman Energy, Inc.                                               4,710         102,395
Total SA, Sponsored ADR                                            12,510       1,008,431
TransCanada Corp.                                                   3,390         143,634
                                                                              -----------
                                                                                7,096,074
                                                                              -----------
PAPER & FOREST PRODUCTS (0.3%)
Aracruz Celulose SA, Sponsored ADR                                    290          22,298
Stora Enso Oyj, Sponsored ADR                                       2,880          53,021
UPM-Kymmene Oyj, Sponsored ADR                                      2,760          61,934
                                                                              -----------
                                                                                  137,253
                                                                              -----------
PHARMACEUTICALS (5.4%)
AstraZeneca PLC, Sponsored ADR                                      8,140         399,674
Biovail Corp.                                                         840          16,808
Elan Corp. PLC, Sponsored ADR(a)                                    2,480          59,024
GlaxoSmithKline PLC, ADR                                           15,310         784,638
Novartis AG, ADR                                                   14,890         791,701
NovoNordisk A/S, Sponsored ADR                                      1,190         148,381
                                                                              -----------
                                                                                2,200,226
                                                                              -----------
REAL ESTATE MANAGEMENT AND DEVELOPMENT (0.3%)
Brookfield Asset Management, Inc., Class A                          2,652         108,175
                                                                              -----------
ROAD & RAIL (0.5%)
Canadian National Railway Co.                                       2,740         153,412
Canadian Pacific Railway Ltd.                                         910          64,046
                                                                              -----------
                                                                                  217,458
                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - OCTOBER 31, 2007 (UNAUDITED)

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                                                                   SHARES        VALUE
                                                                ---------     -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.3%)
ADVANTEST Corp., ADR                                                  945     $    27,547
ARM Holdings PLC, Sponsored ADR                                     1,340          12,449
ASML Holding NV, NY Registered Shares(a)                            2,256          78,764
Infineon Technologies AG, ADR(a)                                    3,570          52,407
STMicroelectronics NV, NY Shares                                    3,170          54,239
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR         25,593         272,565
United Microelectronics Corp., Sponsored ADR                        7,662          28,886
                                                                              -----------
                                                                                  526,857
                                                                              -----------
SOFTWARE (0.8%)
Cognos, Inc.(a)                                                       670          33,721
Dassault Systemes SA, ADR                                             480          29,717
SAP AG, ADR                                                         4,730         256,744
                                                                              -----------
                                                                                  320,182
                                                                              -----------
TEXTILES APPAREL & LUXURY GOODS (0.1%)
Luxottica Group S.p.A., Sponsored ADR                               1,090          38,586
                                                                              -----------
TRADING COMPANIES & DISTRIBUTORS (0.7%)
Mitsui & Co., Ltd., Sponsored ADR(a)                                  428         221,867
Wolseley PLC, ADR                                                   3,160          55,268
                                                                              -----------
                                                                                  277,135
                                                                              -----------
WIRELESS TELECOMMUNICATION SERVICES (5.5%)
America Movil SA, ADR, Series L                                     4,360         285,100
China Mobile Ltd., Sponsored ADR                                    5,220         541,210
NTT DoCoMo, Inc., Sponsored ADR                                     7,890         115,194
Rogers Communications, Inc., Class B                                2,950         150,332
SK Telecom Co., Ltd., ADR                                           2,310          71,171
Vodafone Group PLC, Sponsored ADR                                  27,413       1,076,509
                                                                              -----------
                                                                                2,239,516
                                                                              -----------
TOTAL COMMON STOCKS
   (COST $32,644,459)                                                          40,663,613
                                                                              -----------
SHORT-TERM INVESTMENT (0.7%)
SSgA U.S. Government Money Market Fund, 4.97%(b)                  271,863         271,863
                                                                              -----------
TOTAL SHORT-TERM INVESTMENTS
   (COST $271,863)                                                                271,863
                                                                              -----------
      TOTAL INVESTMENTS
         (COST $32,916,322) 100.0%                                             40,935,476
      OTHER ASSETS IN EXCESS OF LIABILITIES 0.0%                                   16,953
                                                                              -----------
      NET ASSETS 100.0%                                                       $40,952,429
                                                                              ===========

(a) Represents non-income producing security.
(b) Variable rate security. Rate shown represents the rate as of October 31, 2007.
ADR - American Depositary Receipt
PLC - Public Limited Co.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - OCTOBER 31, 2007 (UNAUDITED)

                                                                SELECT BOND FUND
--------------------------------------------------------------------------------

                                                                                                  PRINCIPAL
                                                                                                    AMOUNT        VALUE
                                                                                                 ----------    ------------
CORPORATE BONDS (26.9%)

ASSET BACKED MORTGAGES (1.3%)
Citigroup Mortgage Loan Trust, Inc., 5.55%, 8/25/35                                              $1,000,000    $    953,777
Countrywide Asset-Backed Certificates, 6.05%, 5/25/36                                               500,000         438,281
                                                                                                               ------------
                                                                                                                  1,392,058
                                                                                                               ------------
AUTO MANUFACTURERS (0.5%)
DaimlerChrysler NA Holding Corp., 7.20%, 9/1/09                                                     500,000         518,064
                                                                                                               ------------
BROKERAGE SERVICES (0.7%)
Jeffries Group, Inc., 7.75%, 3/15/12                                                                715,000         768,150
                                                                                                               ------------
CAPITAL MARKETS (3.1%)
Bear Stearns Co., Inc., 4.50%, 10/28/10                                                             500,000         484,839
Goldman Sachs Group, Inc., 4.75%, 7/15/13                                                           500,000         479,053
Lehman Brothers Holdings, Inc., 3.54%, 2/9/17(a)                                                  1,000,000         793,470
Merrill Lynch & Co., 3.54%, 2/10/11(a)                                                              550,000         503,910
UBS AG Stamford Connecticut, 5.88%, 7/15/16                                                       1,000,000       1,041,299
                                                                                                               ------------
                                                                                                                  3,302,571
                                                                                                               ------------
COMMERCIAL BANKS (5.2%)
Bank of America Corp., 7.23%, 8/15/12                                                               500,000         536,813
Bank of America Corp., 4.88%, 9/15/12                                                               500,000         492,482
Bank One Capital III, 8.75%, 9/1/30                                                                 500,000         608,252
Bank One Corp., 5.25%, 1/30/13                                                                      500,000         497,025
Chase Manhattan Corp., 7.00%, 11/15/09                                                            1,006,000       1,042,622
Hudson United Bank, 7.00%, 5/15/12                                                                  681,000         724,473
Southtrust Bank NA, 7.69%, 5/15/25                                                                1,000,000       1,192,890
Wells Fargo & Co., 4.95%, 10/16/13                                                                  500,000         488,230
                                                                                                               ------------
                                                                                                                  5,582,787
                                                                                                               ------------
CONSULTING SERVICES (1.0%)
Science Applications International Corp., 7.13%, 7/1/32                                           1,000,000       1,087,441
                                                                                                               ------------
CONSUMER STAPLES (0.5%)
Safeway, Inc., 4.95%, 8/16/10                                                                       500,000         497,790
                                                                                                               ------------
DIVERSIFIED FINANCIAL SERVICES (0.4%)
Citigroup, Inc., 4.88%, 5/7/15                                                                      500,000         477,245
                                                                                                               ------------
FINANCIAL SERVICES (2.1%)
Boeing Capital Corp., 5.80%, 1/15/13                                                                500,000         515,693
Countrywide Home Loan, Inc., 4.00%, 3/22/11                                                         500,000         424,455
SLM Corp., 3.56%, 3/2/09(a)                                                                         500,000         466,925

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - OCTOBER 31, 2007 (UNAUDITED)

                                                                SELECT BOND FUND
--------------------------------------------------------------------------------

                                                                                                  PRINCIPAL
                                                                                                    AMOUNT        VALUE
                                                                                                 ----------    ------------
SLM Corp., 5.00%, 6/15/18, Callable 6/15/08 @ 100                                                $  500,000    $    401,125
Toyota Motor Credit Corp., 4.61%, 2/5/16(a)                                                         500,000         480,890
                                                                                                               ------------
                                                                                                                  2,289,088
                                                                                                               ------------
FORESTRY (0.6%)
Louisiana Pacific Corp., 8.88%, 8/15/10                                                             125,000         133,750
Weyerhaeuser Co., 5.95%, 11/1/08                                                                    500,000         503,565
                                                                                                               ------------
                                                                                                                    637,315
                                                                                                               ------------
INSURANCE (1.4%)
Allstate Corp., 5.00%, 8/15/14                                                                      500,000         486,360
GE Global Insurance Holding Corp., 6.45%, 3/1/19                                                  1,000,000       1,045,697
                                                                                                               ------------
                                                                                                                  1,532,057
                                                                                                               ------------
MORTGAGE BACKED SECURITIES -- FINANCIAL SERVICES (3.7%)
Opteum Mortgate Acceptance Corp., 5.85%, 12/25/35                                                 1,000,000         932,909
Wells Fargo Mortgage Backed Securities, 4.45%, 10/25/33(a)                                        1,450,263       1,417,038
Wells Fargo Mortgage Backed Securities, 5.50%, 2/25/37                                            1,719,000       1,654,217
                                                                                                               ------------
                                                                                                                  4,004,164
                                                                                                               ------------
MORTGAGE BACKED SECURITIES -- RELIGIOUS ORGANIZATIONS (2.6%)
Abyssinia Missionary Baptist Church Ministries, Inc., 6.70%, 9/15/11, Callable 3/15/08 @ 100(b)      83,000          83,134
Abyssinia Missionary Baptist Church Ministries, Inc., 6.80%, 3/15/12, Callable 3/15/08 @ 100(b)      57,000          56,709
Abyssinia Missionary Baptist Church Ministries, Inc., 6.90%, 9/15/12, Callable 3/15/08 @ 100(b)      89,000          88,907
Abyssinia Missionary Baptist Church Ministries, Inc., 7.30%, 9/15/14, Callable 3/15/08 @ 100(b)      73,000          73,015
Abyssinia Missionary Baptist Church Ministries, Inc., 7.40%, 3/15/15, Callable 3/15/08 @ 100(b)     106,000         106,050
Abyssinia Missionary Baptist Church Ministries, Inc., 7.50%, 9/15/15, Callable 3/15/08 @ 100(b)      63,000          63,418
Abyssinia Missionary Baptist Church Ministries, Inc., 7.50%, 3/15/16, Callable 3/15/08 @ 100(b)      90,000          90,090
Abyssinia Missionary Baptist Church Ministries, Inc., 7.50%, 9/15/16, Callable 3/15/08 @ 100(b)      63,000          63,079
Bethel Baptist Institutional Church, Inc., 7.60%, 1/21/15, Callable 1/21/08 @ 100(b)                152,000         152,046
Bethel Baptist Institutional Church, Inc., 7.70%, 7/21/15, Callable 1/21/08 @ 100(b)                101,000         101,056
Bethel Baptist Institutional Church, Inc., 7.80%, 7/21/16, Callable 1/21/08 @ 100(b)                203,000         203,214
Bethel Baptist Institutional Church, Inc., 7.80%, 1/21/17, Callable 1/21/08 @ 100(b)                212,000         210,901
Bethel Baptist Institutional Church, Inc., 7.80%, 7/21/17, Callable 1/21/08 @ 100(b)                 46,000          45,762
Bethel Baptist Institutional Church, Inc., 7.80%, 7/21/20, Callable 1/21/08 @ 100(b)                 86,000          85,554
City View Christian Fellowship, 7.20%, 9/15/15, Callable 3/15/08 @ 100(b)                            57,000          57,386
Metropolitan Baptist Church, 7.90%, 7/12/13, Callable 1/12/08 @ 100(b)                               29,000          28,590
Metropolitan Baptist Church, 8.00%, 1/12/14, Callable 1/12/08 @ 100(b)                               71,000          69,956
Metropolitan Baptist Church, 8.10%, 7/12/14, Callable 1/12/08 @ 100(b)                               74,000          73,242
Metropolitan Baptist Church, 8.40%, 7/12/16, Callable 1/12/08 @ 100(b)                               87,000          87,076
Metropolitan Baptist Church, 8.40%, 1/12/17, Callable 1/12/08 @ 100(b)                               90,000          89,532
Metropolitan Baptist Church, 8.40%, 7/12/18, Callable 1/12/08 @ 100(b)                               23,000          22,880
Metropolitan Baptist Church, 8.40%, 7/12/20, Callable 1/12/08 @ 100(b)                              121,000         120,370
New Life Anointed Ministries International, Inc., 7.40%, 12/21/11(b)                                 44,000          43,774
New Life Anointed Ministries International, Inc., 7.80%, 12/21/17(b)                                111,000         110,429
New Life Anointed Ministries International, Inc., 7.80%, 6/21/18(b)                                 147,000         146,243
New Life Anointed Ministries International, Inc., 7.80%, 12/21/18(b)                                152,000         151,217

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - OCTOBER 31, 2007 (UNAUDITED)

                                                                SELECT BOND FUND
--------------------------------------------------------------------------------

                                                                                                  PRINCIPAL
                                                                                                    AMOUNT        VALUE
                                                                                                 ----------    ------------
New Life Anointed Ministries International, Inc., 7.80%, 6/21/19(b)                              $  158,000    $    157,187
New Life Anointed Ministries International, Inc., 7.80%, 12/21/19(b)                                165,000         164,150
                                                                                                               ------------
                                                                                                                  2,744,967
                                                                                                               ------------
OIL & GAS -- INTEGRATED (0.5%)
Phillips Petroleum Co., 6.65%, 7/15/18                                                              500,000         542,600
                                                                                                               ------------
PHARMACEUTICALS (0.5%)
Eli Lilly & Co., 6.00%, 3/15/12                                                                     500,000         519,464
                                                                                                               ------------
RETAIL (0.5%)
AutoZone, Inc., 4.75%, 11/15/10                                                                     500,000         495,392
                                                                                                               ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.5%)
Applied Materials, Inc., 7.13%, 10/15/17                                                            500,000         551,185
                                                                                                               ------------
TRANSPORTATION (0.4%)
Union Pacific Corp., 3.63%, 6/1/10                                                                  500,000         483,649
                                                                                                               ------------
UTILITIES-ELECTRIC & GAS (0.5%)
Duke Energy Corp., 6.25%, 1/15/12                                                                   500,000         519,473
                                                                                                               ------------
UTILITIES-TELECOMMUNICATIONS (0.9%)
BellSouth Corp., 6.00%, 11/15/34                                                                    500,000         492,886
Verizon New England, Inc., 4.75%, 10/1/13                                                           500,000         478,393
                                                                                                               ------------
                                                                                                                    971,279
                                                                                                               ------------
TOTAL CORPORATE BONDS (COST $29,966,504)                                                                         28,916,739
                                                                                                               ------------
MEDIUM TERM NOTES (3.7%)
Assemblies of God Loan Fund, Series D, 6.00%, 11/30/07(b)                                         4,000,000       4,000,000
                                                                                                               ------------
TOTAL MEDIUM TERM NOTES (COST $4,000,000)                                                                         4,000,000
                                                                                                               ------------
U.S. GOVERNMENT AGENCIES (19.9%)

FEDERAL FARM CREDIT BANK (2.8%)
5.34%, 3/24/15, Callable 3/24/08 @ 100                                                            3,000,000       2,982,441
                                                                                                               ------------
FEDERAL HOME LOAN BANK (10.4%)
3.50%, 10/15/08 - 7/15/11, Callable 1/15/08 @ 100                                                 2,000,000       1,984,408
4.00%, 12/30/10(a)                                                                                1,000,000       1,002,173
4.00%, 12/19/11, Callable 12/19/07 @ 100                                                          4,365,000       4,259,555
4.00%, 7/10/13, Callable 1/10/08 @ 100(a)                                                         1,000,000         984,672
4.50%, 9/30/08, Callable 12/30/07 @ 100                                                           2,000,000       1,997,968
5.75%, 7/7/25, Callable 12/7/07 @ 100                                                             1,000,000         983,093
                                                                                                               ------------
                                                                                                                 11,211,869
                                                                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - OCTOBER 31, 2007 (UNAUDITED)

                                                                SELECT BOND FUND
--------------------------------------------------------------------------------

                                                                                                  PRINCIPAL
                                                                                                    AMOUNT        VALUE
                                                                                                 ----------    ------------
FEDERAL HOME LOAN MORTGAGE CORP. (3.7%)
4.00%, 5/28/08, Callable 11/28/07 @ 100                                                          $2,000,000    $  1,998,546
4.40%, 6/19/13, Callable 12/19/07 @ 100                                                           2,000,000       1,954,716
                                                                                                               ------------
                                                                                                                  3,953,262
                                                                                                               ------------

FEDERAL NATIONAL MORTGAGE ASSOC. (3.0%)
4.00%, 8/20/10, Callable 11/19/07 @ 100                                                             238,000         234,896
4.50%, 5/28/15, Callable 11/28/07 @ 100                                                           2,000,000       1,932,234
5.40%, 3/9/17, Callable 3/09/10 @ 100                                                             1,000,000       1,004,840
                                                                                                               ------------
                                                                                                                  3,171,970
                                                                                                               ------------
TOTAL U.S. GOVERNMENT AGENCIES (Cost $21,360,691)                                                                21,319,542
                                                                                                               ------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (31.7%)

FEDERAL HOME LOAN MORTGAGE CORP. (12.8%)
4.54%, 1/1/35(a)                                                                                  1,313,381       1,302,929
4.66%, 3/1/35(a)                                                                                  2,537,820       2,481,060
5.00%, 5/15/25 - 8/15/35                                                                            812,693         799,991
5.20%, 8/1/35(a)                                                                                  1,972,643       1,969,694
5.50%, 3/1/23 - 6/1/34                                                                            5,049,647       4,992,092
5.75%, 8/15/31                                                                                      573,423         565,644
6.00%, 9/1/34                                                                                     1,600,600       1,614,464
                                                                                                               ------------
                                                                                                                 13,725,874
                                                                                                               ------------
FEDERAL NATIONAL MORTGAGE ASSOC. (16.7%)
4.72%, 3/1/35(a)                                                                                    354,873         352,432
4.88%, 4/1/35(a)                                                                                  2,273,096       2,227,619
5.00%, 10/1/24 - 1/1/35                                                                           6,115,639       5,880,439
5.50%, 12/1/34 - 9/1/36                                                                           5,202,480       5,138,365
6.00%, 9/1/36                                                                                     1,889,623       1,903,670
6.00%, 5/1/37(a)                                                                                    743,437         748,964
6.50%, 2/1/36                                                                                     1,408,552       1,442,680
6.98%, 7/1/34(a)                                                                                    129,205         130,512
                                                                                                               ------------
                                                                                                                 17,824,681
                                                                                                               ------------
Government National Mortgage Association, 5.50%, 3/20/35 - 4/20/37                                2,505,049       2,453,686
                                                                                                               ------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (COST $34,465,385)                                      34,004,241
                                                                                                               ------------
U.S. TREASURY OBLIGATIONS (15.3%)

U.S. TREASURY BOND (2.1%)
6.00%, 2/15/26                                                                                    2,000,000       2,290,000
                                                                                                               ------------
U.S. TREASURY NOTES (13.2%)
4.25%, 11/15/13                                                                                   4,000,000       4,005,936
4.50%, 2/15/09                                                                                    3,000,000       3,018,516
4.63%, 11/15/16                                                                                   1,500,000       1,520,157

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - OCTOBER 31, 2007 (UNAUDITED)

                                                                SELECT BOND FUND
--------------------------------------------------------------------------------

                                                                                                  PRINCIPAL
                                                                                                    AMOUNT        VALUE
                                                                                                 ----------    ------------
4.75%, 2/15/10                                                                                   $3,000,000    $  3,052,266
5.13%, 6/30/11                                                                                    2,500,000       2,592,773
                                                                                                               ------------
                                                                                                                 14,189,648
                                                                                                               ------------
TOTAL U.S. TREASURY OBLIGATIONS (COST $16,306,205)                                                               16,479,648
                                                                                                               ------------
SHORT-TERM INVESTMENT (1.9%)
SSgA U.S. Government Money Market Fund, 4.97%(a)                                                  2,086,452       2,086,452
                                                                                                               ------------
TOTAL SHORT-TERM INVESTMENTS (COST $2,086,452)                                                                    2,086,452
                                                                                                               ------------

      TOTAL INVESTMENTS (COST $108,185,237) 99.4%                                                               106,806,622
      OTHER ASSETS IN EXCESS OF LIABILITIES 0.6%                                                                    613,776
                                                                                                               ------------
      NET ASSETS 100.0%                                                                                        $107,420,398
                                                                                                               ============

(a) Variable rate security. Rate shown represents the rate as of October 31, 2007.
(b) The Issuer has the option to redeem the Bonds on any quarterly anniversary of the issue date, in whole or in part, without premium or penalty. The Issuer does not have the right to extend the terms of the offering. The Bonds are generally considered to be illiquid due to the limited, if any, secondary market for these bonds.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - OCTOBER 31, 2007 (UNAUDITED)

                                                     SHORT-TERM SELECT BOND FUND
--------------------------------------------------------------------------------

                                                                                                  PRINCIPAL
                                                                                                    AMOUNT         VALUE
                                                                                                 ----------     -----------
CORPORATE BONDS (28.6%)

CAPITAL MARKETS (2.2%)
Goldman Sachs Group, Inc., 4.13%, 1/15/08                                                        $  500,000     $   498,892
                                                                                                                -----------
COMPUTERS & PERIPHERALS (2.2%)
IBM Corp., 3.80%, 2/1/08                                                                            500,000         498,609
                                                                                                                -----------
DIVERSIFIED FINANCIAL SERVICES (8.6%)
Bank of America Corp., 5.88%, 2/15/09                                                               500,000         503,382
Caterpillar Financial Services Corp., 4.30%, 6/1/10                                                 500,000         492,971
CIT Group, Inc., 3.38%, 4/1/09                                                                      500,000         483,023
General Electric Capital Corp., 3.50%, 5/1/08                                                       500,000         496,820
                                                                                                                -----------
                                                                                                                  1,976,196
                                                                                                                -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.9%)
Verizon Global Funding Corp., 4.00%, 1/15/08                                                        425,000         424,111
                                                                                                                -----------
ELECTRIC UTILITIES (3.3%)
Union Electric Co., 6.75%, 5/1/08                                                                   750,000         753,820
                                                                                                                -----------
MACHINERY (3.2%)
John Deere Capital Corp., 3.75%, 1/13/09                                                            750,000         739,041
                                                                                                                -----------
MORTGAGE BACKED SECURITIES -- FINANCIAL SERVICES (2.9%)
Countrywide Home Loan, 5.63%, 7/15/09                                                               750,000         674,217
                                                                                                                -----------
PHARMACEUTICALS (2.1%)
Abbott Laboratories, 3.50%, 2/17/09                                                                 500,000         490,948
                                                                                                                -----------
RETAIL (2.2%)
Wal-Mart Stores, 4.00%, 1/15/10                                                                     500,000         492,465
                                                                                                                -----------
TOTAL CORPORATE BONDS (COST $6,620,446)                                                                           6,548,299
                                                                                                                -----------
MEDIUM TERM NOTES (2.2%)
Assemblies of God Loan Fund, Series D, 6.00%, 11/30/07(a)                                           500,000         500,000
                                                                                                                -----------
TOTAL MEDIUM TERM NOTES (COST $500,000)                                                                             500,000
                                                                                                                -----------
U.S. GOVERNMENT AGENCIES (34.1%)

FEDERAL FARM CREDIT BANK (6.5%)
3.30%, 3/17/09                                                                                    1,000,000         985,015
4.50%, 10/4/10                                                                                      500,000         501,267
                                                                                                                -----------
                                                                                                                  1,486,282
                                                                                                                -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS - OCTOBER 31, 2007 (UNAUDITED)

                                                     SHORT-TERM SELECT BOND FUND
--------------------------------------------------------------------------------

                                                                                                  PRINCIPAL
                                                                                                    AMOUNT         VALUE
                                                                                                 ----------     -----------
FEDERAL HOME LOAN BANK (17.3%)
4.50%, 1/21/10                                                                                   $2,500,000     $ 2,493,965
5.00%, 3/12/10                                                                                      750,000         760,480
5.25%, 9/11/09                                                                                      700,000         711,029
                                                                                                                -----------
                                                                                                                  3,965,474
                                                                                                                -----------
FEDERAL HOME LOAN MORTGAGE CORP. (10.3%)
3.50%, 7/28/09, Callable 1/28/08 @ 100                                                              375,000         369,590
4.00%, 4/6/10                                                                                     2,000,000       1,979,208
                                                                                                                -----------
                                                                                                                  2,348,798
                                                                                                                -----------
TOTAL U.S. GOVERNMENT AGENCIES (COST $7,710,898)                                                                  7,800,554
                                                                                                                -----------
U.S. TREASURY OBLIGATIONS (33.1%)

U.S. TREASURY NOTES (8.8%)
4.50%, 2/15/09                                                                                    2,000,000       2,012,344
4.63%, 11/15/09                                                                                   2,000,000       2,027,188
4.75%, 2/15/10                                                                                    1,500,000       1,526,133
4.88%, 5/15/09                                                                                    2,000,000       2,026,718
                                                                                                                -----------
TOTAL U.S. TREASURY OBLIGATIONS (COST $7,489,493)                                                                 7,592,383
                                                                                                                -----------
SHORT-TERM INVESTMENT (0.9%)
SSgA U.S. Government Money Market Fund, 4.97%(b)                                                    208,086         208,086
                                                                                                                -----------
TOTAL SHORT-TERM INVESTMENTS (COST $208,086)                                                                        208,086
                                                                                                                -----------

      TOTAL INVESTMENTS (COST $22,528,923) 98.9%                                                                 22,649,322
      OTHER ASSETS IN EXCESS OF LIABILITIES 1.1%                                                                    261,254
                                                                                                                -----------
      NET ASSETS 100.0%                                                                                         $22,910,576
                                                                                                                ===========

(a) The Issuer has the option to redeem the Bonds on any quarterly anniversary of the issue date, in whole or in part, without premium or penalty. The Issuer does not have the right to extend the terms of the offering. The Bonds are generally considered to be illiquid due to the limited, if any, secondary market for these bonds.
(b) Variable rate security. Rate shown represents the rate as of October 31, 2007.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                       THIS PAGE INTENTIONALLY LEFT BLANK

STEWARD FUNDS
STATEMENTS OF ASSETS AND LIABILITIES - OCTOBER 31, 2007 (UNAUDITED)

--------------------------------------------------------------------------------

                                                                                                                   DOMESTIC
                                                                                             MULTI-MANAGER          ALL-CAP
                                                                                              EQUITY FUND         EQUITY FUND
                                                                                             -------------        -----------
ASSETS:
    Investments, at market value (Cost $156,506,223, $73,680,949, $40,227,805,
       $32,916,322, $108,185,237 and $22,528,923, respectively)                               $184,772,339        $92,510,328
    Cash                                                                                                 -              7,188
    Interest and dividends receivable                                                              127,445             75,372
    Receivable for capital shares issued                                                            91,296             67,405
    Receivable for investments sold                                                              4,077,342                  -
    Net receivable for variation margin on futures contracts                                        83,335                  -
    Prepaid expenses and other assets                                                               21,585              7,113
                                                                                              ------------        -----------
       Total Assets                                                                            189,173,342         92,667,406
                                                                                              ------------        -----------
LIABILITIES:
    Payable to custodian                                                                            75,392                  -
    Payable for investments purchased                                                            6,634,445                  -
    Payable for capital shares redeemed                                                              3,913                608
    Investment advisory fees                                                                        83,956             11,688
    Consulting fees                                                                                      -             11,289
    Administration fees                                                                             11,449              5,844
    Fund accounting fees                                                                             6,120              1,853
    Transfer agent fees                                                                              5,044              2,503
    Custodian fees                                                                                  36,134             15,683
    Trustee fees                                                                                    13,859              1,828
    Distribution fees                                                                                   66                491
    Other                                                                                           54,863             34,572
                                                                                              ------------        -----------
       Total Liabilities                                                                         6,925,241             86,359
                                                                                              ------------        -----------
NET ASSETS                                                                                    $182,248,101        $92,581,047
                                                                                              ============        ===========
COMPOSITION OF NET ASSETS:
    Capital (par value and paid-in surplus)                                                   $134,820,523        $68,172,756
    Undistributed net investment income/(loss)                                                      30,519             81,115
    Accumulated net realized gain/(loss) on investment and futures transactions                 18,938,130          5,497,797
    Unrealized appreciation/(depreciation) on investment and futures contracts                  28,458,929         18,829,379
                                                                                              ------------        -----------
NET ASSETS                                                                                    $182,248,101        $92,581,047
                                                                                              ============        ===========
INDIVIDUAL CLASS
    Net Assets                                                                                $    340,852        $ 2,318,990
    Shares authorized                                                                           20,000,000         20,000,000
    Shares issued and outstanding ($0.001 par value)                                                30,224             69,024
    Net asset value, offering and redemption price per share                                  $      11.28        $     33.60

INSTITUTIONAL CLASS
    Net Assets                                                                                $181,907,249        $90,262,057
    Shares authorized                                                                           20,000,000         20,000,000
    Shares issued and outstanding ($0.001 par value)                                            16,040,366          2,694,757
    Net asset value, offering and redemption price per share                                  $      11.34        $     33.50

(a) Due to rounding of shares outstanding, the Net Assets divided by shares outstanding does not equal the Net Asset Value per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                            SHORT-TERM
 SMALL-CAP         INTERNATIONAL           SELECT             SELECT
EQUITY FUND         EQUITY FUND           BOND FUND          BOND FUND
-----------        -------------        ------------        -----------
$42,867,033         $40,935,476         $106,806,622        $22,649,322
    108,346               6,730                2,592              2,500
     27,046              59,855            1,097,608            279,255
          -              12,671               77,657              1,657
          -                   -              560,048                  -
          -                   -                    -                  -
     14,745               6,906                8,578              2,425
-----------         -----------         ------------        -----------
 43,017,170          41,021,638          108,553,105         22,935,159
-----------         -----------         ------------        -----------

          -                   -                    -                  -
          -           1,049,962                    -
          -               3,000                    -                  -
     18,412               9,945               22,661              4,877
      2,990               3,461               13,150              2,814
      2,762               2,486                6,798              1,463
      4,619               5,665                2,811              3,989
     32,666                 709                6,960              1,089
      3,000               8,181                3,288              1,836
      2,842               3,501                5,182              2,012
      9,167                  61                  395                 18
     17,235              32,200               21,500              6,485
-----------         -----------         ------------        -----------
     93,693              69,209            1,132,707             24,583
-----------         -----------         ------------        -----------
$42,923,477         $40,952,429         $107,420,398        $22,910,576
===========         ===========         ============        ===========

$35,752,583         $31,181,334         $110,123,877        $22,716,994
    (55,284)            161,172              503,124            100,567
  4,586,950           1,590,769           (1,827,988)           (27,384)
  2,639,228           8,019,154           (1,378,615)           120,399
-----------         -----------         ------------        -----------
$42,923,477         $40,952,429         $107,420,398        $22,910,576
===========         ===========         ============        ===========

$42,725,229         $   322,032         $  1,866,510        $    87,567
 12,499,900          20,000,000           20,000,000         19,000,000
  3,113,289               9,433               76,725              3,501
$     13.72         $     34.14         $      24.33        $     25.02(a)

$   198,248         $40,630,397         $105,553,888        $22,823,009
 12,500,000          20,000,000           20,000,000         20,000,000
     14,402           1,187,584            4,348,747            906,703
$     13.77         $     34.21         $      24.27        $     25.17

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
STATEMENTS OF OPERATIONS - FOR THE PERIOD ENDED OCTOBER 31, 2007 (UNAUDITED)

--------------------------------------------------------------------------------

                                                                                                       DOMESTIC
                                                                                MULTI-MANAGER           ALL-CAP
                                                                                 EQUITY FUND          EQUITY FUND
                                                                                -------------         -----------
INVESTMENT INCOME:
    Interest                                                                      $  235,280           $        -
    Dividend                                                                       1,226,924              746,092
                                                                                  ----------           ----------
       Total investment income                                                     1,462,204              746,092
                                                                                  ----------           ----------

EXPENSES:
    Investment advisory fees                                                         473,808               65,999
    Consulting fees                                                                   72,364               36,960
    Administration fees                                                               64,612               32,996
    Distribution fees - Individual Class                                                 265                2,830
    Accounting fees                                                                   76,283               53,986
    Custodian fees                                                                    62,598               24,519
    Registration and filing fees                                                      23,070                6,835
    Transfer agent fees                                                               17,646               14,727
    Directors' retainer and meetings                                                  18,936               13,488
    Miscellaneous fees                                                                87,938               21,269
                                                                                  ----------           ----------
       Total Expenses                                                                897,520              273,609
                                                                                  ----------           ----------

    Net investment income/(loss)                                                     564,684              472,483
                                                                                  ----------           ----------
REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS AND FUTURES:
    Net realized gain on futures transactions                                        402,888                    -
    Net realized gain/(loss) from investment transactions                          8,041,884            3,880,511
    Net change in unrealized appreciation/(depreciation) on
       futures contracts                                                            (207,990)                   -
    Ne change in unrealized appreciation/(depreciation) on investments               636,122             (103,961)
                                                                                  ----------           ----------
    Net realized/unrealized gain/(loss) on investments and futures                 8,872,904            3,776,550
                                                                                  ----------           ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                              $9,437,588           $4,249,033
                                                                                  ==========           ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                SHORT-TERM
 SMALL-CAP           INTERNATIONAL           SELECT               SELECT
EQUITY FUND           EQUITY FUND           BOND FUND            BOND FUND
-----------          -------------          ---------           -----------
$         -           $        -            $2,648,321          $   549,882
    332,157              667,599                64,533               11,482
-----------           ----------            ----------          -----------
    332,157              667,599             2,712,854              561,364
-----------           ----------            ----------          -----------

    111,191               51,079               132,261               28,456
     18,680               14,302                44,440                9,561
     16,676               12,773                39,680                8,537
     55,207                  237                 2,411                   81
     28,900               22,226                47,933               14,257
     13,903               18,133                10,002                8,551
     14,513                6,839                 8,392                5,817
     74,750                9,360                17,466               10,253
      8,802                4,570                23,245                2,704
     13,209               30,830                41,745                9,832
-----------           ----------            ----------          -----------
    355,831              170,349               367,575               98,049
-----------           ----------            ----------          -----------

    (23,674)             497,250             2,345,279              463,315
-----------           ----------            ----------          -----------

          -                    -                     -                    -
  3,612,960            1,484,362              (272,372)             (17,560)
          -                    -                     -                    -
 (3,139,374)           3,208,939               242,527              113,260
-----------           ----------            ----------          -----------
    473,586            4,693,301               (29,845)              95,700
-----------           ----------            ----------          -----------
$   449,912           $5,190,551            $2,315,434          $   559,015
===========           ==========            ==========          ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                       MULTI-MANAGER EQUITY FUND
--------------------------------------------------------------------------------

                                                                                 FOR THE PERIOD         FOR THE YEAR
                                                                                     ENDED                 ENDED
                                                                                OCTOBER 31, 2007       APRIL 30, 2007
                                                                                  (UNAUDITED)
                                                                                ----------------       --------------
CHANGE IN NET ASSETS FROM OPERATIONS:
    Net investment income                                                         $    564,684          $  1,103,161
    Net realized gain on investments                                                 8,041,884            13,461,938
    Net realized gain on futures                                                       402,888               374,209
    Change in unrealized appreciation on investments and futures                       428,132             2,094,119
                                                                                  ------------          ------------
Change in net assets resulting from operations                                       9,437,588            17,033,427
                                                                                  ------------          ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Individual Class                                                                   (664)                 (188)
       Institutional Class                                                            (683,178)           (1,157,763)
    Net realized gains:
       Individual Class                                                                      -                (1,961)
       Institutional Class                                                                   -            (8,337,611)
                                                                                  ------------          ------------
Total distributions                                                                   (683,842)           (9,497,523)
                                                                                  ------------          ------------
CAPITAL TRANSACTIONS:
INDIVIDUAL CLASS
    Proceeds from shares issued                                                        253,178               103,238
    Dividends reinvested                                                                   663                 2,135
    Cost of shares redeemed                                                            (16,224)              (26,324)
                                                                                  ------------          ------------
Net increase                                                                           237,617                79,049
                                                                                  ------------          ------------
INSTITUTIONAL CLASS
    Proceeds from shares issued                                                     15,194,345            23,105,610
    Dividends reinvested                                                               683,178             9,495,360
    Cost of shares redeemed                                                         (9,180,115)          (59,494,929)
                                                                                  ------------          ------------
Net increase/(decrease)                                                              6,697,408           (26,893,959)
                                                                                  ------------          ------------
    Net increase/(decrease) in net assets from fund share transactions:              6,935,025           (26,814,910)
                                                                                  ------------          ------------
Total increase/(decrease) in net assets                                             15,688,771           (19,279,006)
NET ASSETS:
    Beginning of period                                                            166,559,330           185,838,336
                                                                                  ------------          ------------
    End of period                                                                 $182,248,101          $166,559,330
                                                                                  ============          ============
Accumulated undistributed net investment income                                   $     30,519          $    149,677
                                                                                  ============          ============
SHARE TRANSACTIONS:
INDIVIDUAL CLASS
    Issued                                                                              23,257                10,119
    Reinvested                                                                              60                   211
    Redeemed                                                                            (1,485)               (2,545)
                                                                                  ------------          ------------
Change in Individual Class                                                              21,832                 7,785
                                                                                  ------------          ------------
INSTITUTIONAL CLASS
    Issued                                                                           1,381,886             2,250,456
    Reinvested                                                                          61,723               933,809
    Redeemed                                                                          (835,697)           (5,675,564)
                                                                                  ------------          ------------
Change in Institutional Class                                                          607,912            (2,491,299)
                                                                                  ------------          ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                    DOMESTIC ALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                                 FOR THE PERIOD         FOR THE YEAR
                                                                                     ENDED                 ENDED
                                                                                OCTOBER 31, 2007       APRIL 30, 2007
                                                                                  (UNAUDITED)
                                                                                ----------------       --------------
CHANGE IN NET ASSETS FROM OPERATIONS:
    Net investment income                                                         $   472,483           $   734,003
    Net realized gain on investments                                                3,880,511             4,540,079
    Net change in unrealized appreciation/(depreciation) on investments              (103,961)            3,390,736
                                                                                  -----------           -----------
Change in net assets resulting from operations                                      4,249,033             8,664,818
                                                                                  -----------           -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Individual Class                                                                (9,512)               (7,009)
       Institutional Class                                                           (454,906)             (679,466)
    Net realized gains:
       Individual Class                                                                     -              (106,338)
       Institutional Class                                                                  -            (3,791,940)
                                                                                  -----------           -----------
Total distributions                                                                  (464,418)           (4,584,753)
                                                                                  -----------           -----------
CAPITAL TRANSACTIONS:
INDIVIDUAL CLASS
    Proceeds from shares issued                                                       543,111               459,159
    Dividends reinvested                                                                9,491               113,193
    Cost of shares redeemed                                                          (501,283)           (2,136,126)
                                                                                  -----------           -----------
Net increase/(decrease)                                                                51,319            (1,563,774)
                                                                                  -----------           -----------
INSTITUTIONAL CLASS
    Proceeds from shares issued                                                    10,076,154            11,171,415
    Dividends reinvested                                                              442,159             4,312,007
    Cost of shares redeemed                                                       (12,299,089)          (20,722,656)
                                                                                  -----------           -----------
Net decrease                                                                       (1,780,776)           (5,239,234)
                                                                                  -----------           -----------
    Net decrease in net assets from fund share transactions:                       (1,729,457)           (6,803,008)
                                                                                  -----------           -----------
Total increase/(decrease) in net assets                                             2,055,158            (2,722,943)
NET ASSETS:
    Beginning of period                                                            90,525,889            93,248,832
                                                                                  -----------           -----------
    End of period                                                                 $92,581,047           $90,525,889
                                                                                  ===========           ===========
Accumulated undistributed net investment income                                   $    81,115           $    73,050
                                                                                  ===========           ===========

SHARE TRANSACTIONS:
INDIVIDUAL CLASS
    Issued                                                                             16,727                15,135
    Reinvested                                                                            288                 3,749
    Redeemed                                                                          (15,202)              (73,437)
                                                                                  -----------           -----------
Change in Individual Class                                                              1,813               (54,553)
                                                                                  -----------           -----------
INSTITUTIONAL CLASS
    Issued                                                                            307,024               363,671
    Reinvested                                                                         13,456               143,309
    Redeemed                                                                         (378,520)             (706,830)
                                                                                  -----------           -----------
Change in Institutional Class                                                         (58,040)             (199,850)
                                                                                  -----------           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                           SMALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                                                 FOR THE PERIOD         FOR THE YEAR
                                                                                     ENDED                 ENDED
                                                                                OCTOBER 31, 2007       APRIL 30, 2007
                                                                                  (UNAUDITED)
                                                                                ----------------       --------------
CHANGE IN NET ASSETS FROM OPERATIONS:
    Net investment loss                                                           $   (23,674)          $   (249,571)
    Net realized gain on investments                                                3,612,960              2,142,287
    Net change in unrealized appreciation/(depreciation) on investments            (3,139,374)             1,019,888
                                                                                  -----------           ------------
Change in net assets resulting from operations                                        449,912              2,912,604
                                                                                  -----------           ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Individual Class                                                               (31,145)                     -
       Institutional Class                                                               (465)                     -
    Net realized gains:
       Individual Class                                                                     -             (1,864,003)
       Institutional Class                                                                  -                 (4,113)
                                                                                  -----------           ------------
Total distributions                                                                   (31,610)            (1,868,116)
                                                                                  -----------           ------------
CAPITAL TRANSACTIONS:
INDIVIDUAL CLASS
    Proceeds from shares issued                                                       233,582                925,246
    Dividends reinvested                                                               27,520              1,646,529
    Cost of shares redeemed                                                        (2,324,103)            (5,357,540)
                                                                                  -----------           ------------
Net decrease                                                                       (2,063,001)            (2,785,765)
                                                                                  -----------           ------------
INSTITUTIONAL CLASS
    Proceeds from shares issued                                                       179,874                348,979
    Dividends reinvested                                                                  465                  4,113
    Cost of shares redeemed                                                          (302,176)               (34,304)
                                                                                  -----------           ------------
Net increase/(decrease)                                                              (121,837)               318,788
                                                                                  -----------           ------------
    Net decrease in net assets from fund share transactions:                       (2,184,838)            (2,466,977)
                                                                                  -----------           ------------
Total decrease in net assets                                                       (1,766,536)            (1,422,489)
NET ASSETS:
    Beginning of period                                                            44,690,013             46,112,502
                                                                                  -----------           ------------
    End of period                                                                 $42,923,477           $ 44,690,013
                                                                                  ===========           ============
Undistributed net investment income/(loss)                                        $   (55,284)          $          -
                                                                                  ===========           ============

SHARE TRANSACTIONS:
INDIVIDUAL CLASS
    Issued                                                                             17,093                 71,056
    Reinvested                                                                          1,955                128,045
    Redeemed                                                                         (168,871)              (413,860)
                                                                                  -----------           ------------
Change in Individual Class                                                           (149,823)              (214,759)
                                                                                  -----------           ------------
INSTITUTIONAL CLASS
    Issued                                                                             12,996                 25,971
    Reinvested                                                                             33                    320
    Redeemed                                                                          (22,327)                (2,592)
                                                                                  -----------           ------------
Change in Institutional Class                                                          (9,298)                23,699
                                                                                  -----------           ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                                                                                 FOR THE PERIOD         FOR THE YEAR
                                                                                     ENDED                 ENDED
                                                                                OCTOBER 31, 2007       APRIL 30, 2007
                                                                                  (UNAUDITED)
                                                                                ----------------       --------------
CHANGE IN NET ASSETS FROM OPERATIONS:
    Net investment income                                                         $   497,250           $   444,049
    Net realized gain on investments                                                1,484,362               179,636
    Change in unrealized appreciation on investments                                3,208,939             3,998,355
                                                                                  -----------           -----------
Change in net assets resulting from operations                                      5,190,551             4,622,040
                                                                                  -----------           -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Individual Class                                                                (2,003)                 (307)
       Institutional Class                                                           (447,091)             (423,069)
    Net realized gains:
       Individual Class                                                                     -                   (73)
       Institutional Class                                                                  -               (70,405)
                                                                                  -----------           -----------
Total distributions                                                                  (449,094)             (493,854)
                                                                                  -----------           -----------
CAPITAL TRANSACTIONS:
INDIVIDUAL CLASS
    Proceeds from shares issued                                                       204,478                96,861
    Dividends reinvested                                                                2,003                   380
    Cost of shares redeemed                                                            (3,363)              (20,823)
                                                                                  -----------           -----------
Net increase                                                                          203,118                76,418
                                                                                  -----------           -----------
INSTITUTIONAL CLASS
    Proceeds from shares issued                                                     6,338,735            11,861,078
    Dividends reinvested                                                              447,091               493,474
    Cost of shares redeemed                                                        (1,957,893)           (1,316,261)
                                                                                  -----------           -----------
Net increase                                                                        4,827,933            11,038,291
                                                                                  -----------           -----------
    Net increase in net assets from fund share transations:                         5,031,051            11,114,709
                                                                                  -----------           -----------
Total increase in net assets                                                        9,772,508            15,242,895
NET ASSETS:
    Beginning of period                                                            31,179,921            15,937,026
                                                                                  -----------           -----------
    End of period                                                                 $40,952,429           $31,179,921
                                                                                  ===========           ===========
Accumulated undistributed net investment income                                   $   161,172           $   113,016
                                                                                  ===========           ===========
SHARE TRANSACTIONS:
INDIVIDUAL CLASS
    Issued                                                                              6,583                 3,508
    Reinvested                                                                             64                    14
    Redeemed                                                                             (110)                 (744)
                                                                                  -----------           -----------
Change in Individual Class                                                              6,537                 2,778
                                                                                  -----------           -----------
INSTITUTIONAL CLASS
    Issued                                                                            197,914               465,834
    Reinvested                                                                         14,314                19,217
    Redeemed                                                                          (63,856)              (48,642)
                                                                                  -----------           -----------
Change in Institutional Class                                                         148,372               436,409
                                                                                  -----------           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                SELECT BOND FUND
--------------------------------------------------------------------------------

                                                                                 FOR THE PERIOD         FOR THE YEAR
                                                                                     ENDED                 ENDED
                                                                                OCTOBER 31, 2007       APRIL 30, 2007
                                                                                  (UNAUDITED)
                                                                                ----------------       --------------
CHANGE IN NET ASSETS FROM OPERATIONS:
    Net investment income                                                         $  2,345,279          $  4,422,118
    Net realized loss on investments                                                  (272,372)             (640,541)
    Change in unrealized appreciation on investments                                   242,527             2,281,378
                                                                                  ------------          ------------
Change in net assets resulting from operations                                       2,315,434             6,062,955
                                                                                  ------------          ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Individual Class                                                                (40,912)              (80,983)
       Institutional Class                                                          (2,327,084)           (4,327,184)
                                                                                  ------------          ------------
Total distributions                                                                 (2,367,996)           (4,408,167)
                                                                                  ------------          ------------
CAPITAL TRANSACTIONS:
INDIVIDUAL CLASS
    Proceeds from shares issued                                                         25,109               206,280
    Dividends reinvested                                                                40,410                80,094
    Cost of shares redeemed                                                           (203,832)             (895,291)
                                                                                  ------------          ------------
Net decrease                                                                          (138,313)             (608,917)
                                                                                  ------------          ------------
INSTITUTIONAL CLASS
    Proceeds from shares issued                                                      3,154,045             6,373,644
    Dividends reinvested                                                             2,263,033             4,184,510
    Cost of shares redeemed                                                         (2,611,006)          (10,179,695)
                                                                                  ------------          ------------
Net increase                                                                         2,806,072               378,459
                                                                                  ------------          ------------
    Net increase/(decrease) in net assets from fund share transactions:              2,667,759              (230,458)
                                                                                  ------------          ------------
Total increase in net assets                                                         2,615,197             1,424,330
NET ASSETS:
    Beginning of period                                                            104,805,201           103,380,871
                                                                                  ------------          ------------
    End of period                                                                 $107,420,398          $104,805,201
                                                                                  ============          ============
Accumulated undistributed net investment income                                   $    503,124          $    525,841
                                                                                  ============          ============
SHARE TRANSACTIONS:
INDIVIDUAL CLASS
    Issued                                                                               1,036                 8,479
    Reinvested                                                                           1,690                 3,333
    Redeemed                                                                            (8,501)              (37,412)
                                                                                  ------------          ------------
Change in Individual Class                                                              (5,775)              (25,600)
                                                                                  ------------          ------------
INSTITUTIONAL CLASS
    Issued                                                                             131,344               264,795
    Reinvested                                                                          94,824               174,051
    Redeemed                                                                          (107,990)             (426,125)
                                                                                  ------------          ------------
Change in Institutional Class                                                          118,178                12,721
                                                                                  ------------          ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                     SHORT-TERM SELECT BOND FUND
--------------------------------------------------------------------------------

                                                                                 FOR THE PERIOD         FOR THE YEAR
                                                                                     ENDED                 ENDED
                                                                                OCTOBER 31, 2007       APRIL 30, 2007
                                                                                  (UNAUDITED)
                                                                                ----------------       --------------
CHANGE IN NET ASSETS FROM OPERATIONS:
    Net investment income                                                         $   463,315           $   837,731
    Net realized loss on investments                                                  (17,560)               (9,824)
    Change in unrealized appreciation on investments                                  113,260                79,293
                                                                                  -----------           -----------
Change in net assets resulting from operations                                        559,015               907,200
                                                                                  -----------           -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Individual Class                                                                (1,450)                 (514)
       Institutional Class                                                           (491,552)             (836,742)
                                                                                  -----------           -----------
Total distributions                                                                  (493,002)             (837,256)
                                                                                  -----------           -----------
CAPITAL TRANSACTIONS:
INDIVIDUAL CLASS
    Proceeds from shares issued                                                        47,316                52,956
    Dividends reinvested                                                                1,450                   514
    Cost of shares redeemed                                                              (435)              (14,524)
                                                                                  -----------           -----------
Net increase                                                                           48,331                38,946
                                                                                  -----------           -----------
INSTITUTIONAL CLASS
    Proceeds from shares issued                                                       237,590             1,833,581
    Dividends reinvested                                                              491,552               836,742
    Cost of shares redeemed                                                          (434,520)             (296,569)
                                                                                  -----------           -----------
Net increase                                                                          294,622             2,373,754
                                                                                  -----------           -----------
    Net increase in net assets from fund share transations:                           342,953             2,412,700
                                                                                  -----------           -----------
Total increase in net assets                                                          408,966             2,482,644
NET ASSETS:
    Beginning of period                                                            22,501,610            20,018,966
                                                                                  -----------           -----------
    End of period                                                                 $22,910,576           $22,501,610
                                                                                  ===========           ===========
Accumulated undistributed net investment income                                   $   100,567           $   130,254
                                                                                  ===========           ===========
SHARE TRANSACTIONS:
INDIVIDUAL CLASS
    Issued                                                                              1,895                 2,126
    Reinvested                                                                             58                    21
    Redeemed                                                                              (17)                 (583)
                                                                                  -----------           -----------
Change in Individual Class                                                              1,936                 1,564
                                                                                  -----------           -----------
INSTITUTIONAL CLASS
    Issued                                                                              9,471                73,207
    Reinvested                                                                         19,708                33,617
    Redeemed                                                                          (17,291)              (12,009)
                                                                                  -----------           -----------
Change in Institutional Class                                                          11,888                94,815
                                                                                  -----------           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for each period indicated.

                                                                                   INVESTMENT OPERATIONS:
                                                                     ------------------------------------------------
                                                                                        NET REALIZED
                                                                                       AND UNREALIZED
                                                    NET ASSET                          GAINS/(LOSSES)
                                                      VALUE,             NET           ON INVESTMENTS      TOTAL FROM
                                                    BEGINNING         INVESTMENT        AND FUTURES        INVESTMENT
                                                    OF PERIOD        INCOME/(LOSS)      TRANSACTIONS       OPERATIONS
---------------------------------------------------------------------------------------------------------------------
INDIVIDUAL CLASS
---------------------------------------------------------------------------------------------------------------------
MULTI-MANAGER EQUITY FUND
   Period ended October 31, 2007 (Unaudited)         $10.73              0.01              $ 0.57             0.58
   Year ended April 30, 2007                          10.32              0.04                1.00             1.04
   Period ended April 30, 2006(d)                     10.00              0.01                0.32             0.33
---------------------------------------------------------------------------------------------------------------------
DOMESTIC ALL-CAP EQUITY FUND
   Period ended October 31, 2007 (Unaudited)         $32.19              0.11              $ 1.43             1.54
   Year ended April 30, 2007                          30.33              0.22                3.20             3.42
   Year ended April 30, 2006                          25.47              0.16                5.15             5.31
   Period ended April 30, 2005(a)                     25.00              0.12                0.45             0.57
---------------------------------------------------------------------------------------------------------------------
SMALL-CAP EQUITY FUND
   Period ended October 31, 2007 (Unaudited)         $13.60             (0.01)             $ 0.14             0.13
   Year ended April 30, 2007                          13.26             (0.08)               1.00             0.92
   Year ended April 30, 2006(i)(h)                    12.99             (0.04)               1.93             1.89
   Year ended October 31, 2005                        12.30              0.02                0.69             0.71
   Year ended October 31, 2004                        11.68             (0.02)               0.66             0.64
   Year ended October 31, 2003                        10.20              0.02                1.47             1.49
---------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
   Period ended October 31, 2007 (Unaudited)         $29.87              0.37              $ 4.30             4.67
   Year ended April 30, 2007                          26.39              0.38                3.59             3.97
   Period ended April 30, 2006(e)                     25.00              0.04                1.35             1.39
---------------------------------------------------------------------------------------------------------------------
SELECT BOND FUND
   Period ended October 31, 2007 (Unaudited)         $24.35              0.53              $(0.04)            0.49
   Year ended April 30, 2007                          23.89              1.01                0.38             1.39
   Year ended April 30, 2006                          24.73              0.89               (0.86)            0.03
   Period ended April 30, 2005(a)                     25.00              0.43(f)            (0.40)            0.03
---------------------------------------------------------------------------------------------------------------------
SHORT-TERM SELECT BOND FUND
   Period ended October 31, 2007 (Unaudited)         $24.96              0.39              $ 0.20             0.59
   Year ended April 30, 2007                          24.95              0.95                0.01             0.96
   Period ended April 30, 2006(e)                     25.00                 -               (0.05)           (0.05)
---------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
---------------------------------------------------------------------------------------------------------------------
MULTI-MANAGER EQUITY FUND
   Period ended October 31, 2007 (Unaudited)         $10.79              0.03              $ 0.56             0.59
   Year ended April 30, 2007                          10.37              0.07                1.01             1.08
   Period ended April 30, 2006(d)                     10.00              0.02                0.37             0.39
---------------------------------------------------------------------------------------------------------------------
DOMESTIC ALL-CAP EQUITY FUND
   Period ended October 31, 2007 (Unaudited)         $32.10              0.17              $ 1.41             1.58
   Year ended April 30, 2007                          30.33              0.27                3.23             3.50
   Year ended April 30, 2006                          25.47              0.22                5.16             5.38
   Period ended April 30, 2005(a)                     25.00              0.14                0.46             0.60
---------------------------------------------------------------------------------------------------------------------
SMALL-CAP EQUITY FUND
   Period ended October 31, 2007 (Unaudited)         $13.63                 -              $ 0.16             0.16
   Year ended April 30, 2007                          13.21             (0.01)               1.01             1.00
   Period ended April 30, 2006(i)(h)                  13.11                 -                0.10             0.10
---------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
   Period ended October 31, 2007 (Unaudited)         $29.92              0.46              $ 4.26             4.72
   Year ended April 30, 2007                          26.43              0.45                3.59             4.04
   Period ended April 30, 2006(e)                     25.00              0.09                1.34             1.43
---------------------------------------------------------------------------------------------------------------------
SELECT BOND FUND
   Period ended October 31, 2007 (Unaudited)         $24.30              0.53              $(0.01)            0.52
   Year ended April 30, 2007                          23.90              1.04                0.40             1.44
   Year ended April 30, 2006                          24.73              0.93               (0.83)            0.10
   Period ended April 30, 2005(a)                     25.00              0.46(f)            (0.40)            0.06
---------------------------------------------------------------------------------------------------------------------
SHORT-TERM SELECT BOND FUND
   Period ended October 31, 2007 (Unaudited)         $25.10              0.51              $ 0.11             0.62
   Year ended April 30, 2007                          25.02              0.99                0.09             1.08
   Period ended April 30, 2006(e)                     25.00              0.12               (0.10)            0.02
---------------------------------------------------------------------------------------------------------------------

* Portfolio turnover is calculated on the basis of the fund as whole without distinguishing between the classes of shares issued.
(a) For the period from October 1, 2004 (commencement of operations) through April 30, 2005.
(b) Not annualized for periods less than one year.
(c) Annualized for periods less than one year.
(d) For the period from January 3, 2006 (commencement of operations) through April 30, 2006.
(e) For the period from February 28, 2006 (period of commencement) through April 30, 2006.
(f) Computed using average shares outstanding throughout the period.
(h) For the period from April 3, 2006.(period of commencement) through April 30, 2006.
(i) For the period from November 1, 2005 to April 30, 2006.

                       SEE NOTES TO FINANCIAL STATEMENTS.

           DISTRIBUTIONS:                                                            RATIOS/SUPPLEMENTARY DATA:
----------------------------------------                            -------------------------------------------------------------

                                                                                    RATIO OF         RATIO OF
                 NET                       NET ASSET                NET ASSETS,    EXPENSES TO    NET INVESTMENT
   NET        REALIZED                      VALUE,                    END OF         AVERAGE       INCOME/(LOSS)
INVESTMENT    GAINS ON         TOTAL        END OF       TOTAL        PERIOD           NET          TO AVERAGE       PORTFOLIO
  INCOME     INVESTMENTS   DISTRIBUTIONS    PERIOD      RETURN(B)     (000'S)        ASSETS(C)     NET ASSETS(C)   TURNOVER RATE*
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
  (0.03)           -          (0.03)        $11.28        5.45%      $    341         1.29%            0.34%            57%
  (0.04)       (0.59)         (0.63)         10.73       10.48%            90         1.33%            0.36%            95%
  (0.01)           -          (0.01)         10.32        3.34%             6         1.24%            0.40%            28%
---------------------------------------------------------------------------------------------------------------------------------
  (0.13)           -          (0.13)        $33.60        4.80%      $  2,319         0.87%            0.77%            13%
  (0.09)       (1.47)         (1.56)         32.19       11.65%         2,164         0.93%            0.64%            14%
  (0.16)       (0.29)         (0.45)         30.33       20.95%         3,693         1.01%            0.54%             8%
  (0.10)           -          (0.10)         25.47        2.26%         2,896         1.21%            0.69%            16%
---------------------------------------------------------------------------------------------------------------------------------
  (0.01)           -          (0.01)        $13.72        0.95%      $ 42,725         1.60%          (0.12)%            23%
      -        (0.58)         (0.58)         13.60        7.16%        44,367         1.50%          (0.58)%            20%
      -        (1.62)         (1.62)         13.26       15.95%        46,112         1.71%          (0.59)%            30%
  (0.02)           -          (0.02)         12.99        5.79%        42,455         1.67%            0.16%           113%
  (0.02)           -          (0.02)         12.30        5.44%        45,898         1.55%          (0.12)%            34%
  (0.01)           -          (0.01)         11.68       14.59%        47,659         1.43%            0.14%            20%
---------------------------------------------------------------------------------------------------------------------------------
  (0.40)           -          (0.40)        $34.14       15.75%      $    322         1.19%            2.53%            17%
  (0.42)       (0.07)         (0.49)         29.87       15.43%            86         1.28%            1.55%             6%
      -            -              -          26.39        5.56%             3         1.53%            2.61%             1%
---------------------------------------------------------------------------------------------------------------------------------
  (0.51)           -          (0.51)        $24.33        2.00%      $  1,867         0.94%            4.19%             7%
  (0.93)           -          (0.93)         24.35        5.99%         2,009         0.97%            4.05%            32%
  (0.87)           -          (0.87)         23.89        0.07%         2,583         0.97%            3.53%            40%
  (0.29)       (0.01)         (0.30)         24.73        0.14%         3,050         1.07%            2.92%            44%
---------------------------------------------------------------------------------------------------------------------------------
  (0.53)           -          (0.53)        $25.02        2.38%      $     88         1.12%            3.81%            43%
  (0.95)           -          (0.95)         24.96        3.95%            39         1.18%            3.87%             7%
      -            -              -          24.95       (0.20)%            -         1.30%            3.39%             -%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
  (0.04)           -          (0.04)        $11.34        5.51%      $181,907         1.04%            0.66%            57%
  (0.07)       (0.59)         (0.66)         10.79       10.83%       166,469         1.06%            0.65%            95%
  (0.02)           -          (0.02)         10.37        3.86%       185,832         1.00%            0.64%            28%
---------------------------------------------------------------------------------------------------------------------------------
  (0.18)           -          (0.18)        $33.50        4.93%      $ 90,262         0.62%            1.02%            13%
  (0.26)       (1.47)         (1.73)         32.10       11.95%        88,362         0.68%            0.88%            14%
  (0.23)       (0.29)         (0.52)         30.33       21.25%        89,555         0.76%            0.79%             8%
  (0.13)           -          (0.13)         25.47        2.37%        67,835         0.96%            0.93%            16%
---------------------------------------------------------------------------------------------------------------------------------
  (0.02)           -          (0.02)        $13.77        1.16%      $    198         1.36%            0.12%            23%
      -        (0.58)         (0.58)         13.63        7.79%           323         1.28%          (0.45)%            20%
      -            -              -          13.21        0.76%             -         1.46%          (0.34)%            30%
---------------------------------------------------------------------------------------------------------------------------------
  (0.43)           -          (0.43)        $34.21       15.90%      $ 40,630         1.00%            2.92%            17%
  (0.48)       (0.07)         (0.55)         29.92       15.67%        31,093         1.03%            1.82%             6%
      -            -              -          26.43        5.72%        15,934         1.31%            2.83%             1%
---------------------------------------------------------------------------------------------------------------------------------
  (0.55)           -          (0.55)        $24.27        2.10%      $105,554         0.69%            4.44%             7%
  (1.04)           -          (1.04)         24.30        6.16%       102,796         0.69%            4.32%            32%
  (0.93)           -          (0.93)         23.90        0.36%       100,798         0.72%            3.78%            40%
  (0.32)       (0.01)         (0.33)         24.73        0.25%        92,265         0.82%            3.17%            44%
---------------------------------------------------------------------------------------------------------------------------------
  (0.55)           -          (0.55)        $25.17        2.51%      $ 22,823         0.86%            4.07%            43%
  (1.00)           -          (1.00)         25.10        4.42%        22,463         0.95%            4.00%             7%
      -            -              -          25.02        0.08%        20,019         1.05%            3.64%             -%
---------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STEWARD FUNDS
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2007 (UNAUDITED)

--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION:

         The Steward Funds consist of six funds ("Funds") that are series of two separate companies: the Steward Funds, Inc. and the Capstone Series Fund, Inc. The Steward Funds are organized as Maryland corporations. Each is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. Five of the Funds are series of Steward Funds, Inc. -- Steward Multi-Manager Equity Fund, Steward Domestic All-Cap Equity Fund, Steward International Equity Fund, Steward Select Bond Fund and Steward Short-Term Select Bond Fund. One Fund, Steward Small-Cap Equity Fund, is a series of Capstone Series Fund, Inc. Steward Small-Cap Equity Fund, effective November 1, 2005, changed its fiscal-year end from October 31 to April 30. Effective February 28, 2006, this Fund also changed its name from Capstone Growth Fund to Steward Small-Cap Equity Fund.

         Each Fund currently offers two Classes of shares ("Individual Class" and "Institutional Class"). Each Class of shares has equal rights as to earnings, assets and voting privileges, except that each Class bears different distribution expenses. Each Class of shares has exclusive voting rights with respect to matters that affect just that Class. Income and realized and unrealized gains or losses on investments are allocated to each Class of shares based on its relative net assets.

NOTE 2 - INVESTMENT OBJECTIVES:

         Steward Multi-Manager Equity Fund seeks to provide long-term capital appreciation. The Fund invests primarily in common stocks of small, medium and large capitalization companies, most of which are U.S.-based. The Fund also employs a "multi-style, multi-manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles.

         Steward Domestic All-Cap Equity Fund seeks long-term capital appreciation. The Fund invests primarily in common stocks of large, medium and small capitalization companies that represent a broad spectrum of the economy.

         Steward Small-Cap Equity Fund seeks to provide long-term capital appreciation. The Fund invests primarily in common stocks of companies with market capitalizations that are considered to be small capitalization stocks. Currently, the stocks with market capitalizations between $80 million and $6.2 billion are considered to be small capitalization stocks.

         Steward International Equity Fund seeks to provide capital appreciation. It pursues its investment objective by structuring a portfolio that invests primarily in American Depositary Receipts (ADRs) representing issuers in a variety of countries.

         Steward Select Bond Fund seeks to provide high current income with capital appreciation and growth of income. The Fund invests primarily in fixed income investments such as corporate bonds, mortgage-backed securities and government and agency bonds and notes.

         Steward Short-Term Select Bond Fund seeks to provide current income and relative capital stability. The Fund pursues its objective by investing its assets in substantially equal proportions among three sub-portfolios: U.S. Treasury securities, U.S. government agency securities and investment grade corporate obligations. The dollar-weighted average maturity of each of these sub-portfolios is three years or less.

         In pursuing their investment objectives, the Funds apply a comprehensive set of cultural value screens to all of their portfolio investments.

NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES:

         The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of its financial statements. The policies are in conformity with accounting principals generally accepted in the United States of America.

PORTFOLIO VALUATION: Fund investments are recorded at market value. Portfolio securities listed on a domestic or foreign exchange are valued at the last sale price on the day of valuation or, if there was no sale that day, at the mean between the last reported bid and asked prices as of the close of trading. Equity securities traded on NASDAQ use the official closing price, if available, and otherwise, use the last reported sale price, or the mean between the last reported bid and asked prices if there was no sale on that day. Equity securities that are traded in the over-the-counter market only, but that are not included on NASDAQ, are valued at the last sale price on the day of valuation. Debt securities with a remaining maturity of sixty days or more are valued using a pricing service when such prices are believed to reflect fair market value. Debt securities with a remaining maturity of less than sixty days are valued at amortized cost, which approximates market value. All other securities and securities with no readily determinable market values are valued at their fair value in accordance with policies and procedures adopted by the Board of Directors.

         The Select Bond Fund's investment in mortgage bonds of religious organizations are generally considered to be illiquid due to the limited, if any, secondary market for these bonds. In the absence of such secondary market, the Select Bond Fund values investments in church bonds, on the basis of readily available market quotations or, lacking such quotations, at fair value as determined under policies approved by and under the general oversight of the Board of Directors. In determining fair value all relevant qualitative and quantitative factors available are considered. These factors are subject to change over time and are reviewed periodically. The current method of valuation is a matrix formula that derives a bid price based on relevant factors, including principal amount, interest rate, term, credit quality and spreads determined under a church bond benchmark yield curve. The Adviser constructs and maintains a church bond benchmark yield curve based on new issue church bonds meeting the fund's investment requirements. Strongtower Financial, an underwriter of a significant volume of church mortgage backed bonds, provides credit research and analysis to the Adviser. Further, because of the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

         In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement on Financial Accounting Standards ("SFAS") 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value and requires additional disclosure about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of the fair value, the methods used to measure fair value and the expanded disclosures about fair value measurements. At this time, the Funds do not believe the adoptions of SFAS 157 will significantly impact the financial statements amounts; however, additional disclosures may be required regarding the inputs used to develop the measurements and the effect of certain measurements on changes in the net assets for the period.

FUTURES: When a Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, in either cash or liquid securities. Thereafter, the futures contract is marked to market, and the Fund makes (or receives) additional cash payments known as variation margins to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled, at which time a realized gain or loss is recorded. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: For financial reporting purposes, portfolio security transactions are recorded on trade date. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date, if the ex-dividend date has passed.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income, if any, of all Funds are declared and paid quarterly. For all Funds, all net realized long-term or short-term capital gains, if any, will be declared and distributed at least annually.

         Income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income, gains and losses on various investment securities held by the Funds, timing differences in the recognition of income, gains and losses and differing characterizations of distributions made by the Funds. Income dividends and capital gain distributions are recorded on the ex-dividend date.

FEDERAL INCOME TAXES: It is each Fund's intention to qualify annually as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for federal income tax has been made.

         On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax return to determine whether the tax positions are "more-likely-than-not" to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year and recognized as: a liability for unrecognized tax benefits; a recognition of an income tax refund receivable; a reduction of deferred tax assets; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At the current time, management does not believe FIN 48 will have a significant impact on its financial statements.

ALLOCATION OF EXPENSES: Expenses directly attributable to a Fund are charged directly to that Fund, while expenses that are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method.

FOREIGN SECURITIES: Investments in securities of issuers in foreign countries involves risks not associated with domestic investments. These risks include, but are not limited to: (1) political and financial instability; (2) currency exchange rate fluctuations; (3) greater price volatility and less liquidity in particular securities and in certain foreign markets; (4) lack of uniform accounting, auditing and financial reporting standards; (5) less government regulation and supervision of some foreign stock exchanges, brokers and listed companies; (6) delays in transaction settlement in certain foreign markets; and
(7) less availability of information. Securities of issuers in emerging and developing countries raise additional risks relative to investments in developed country issuers, including exposure to less mature and diversified economies and to less stable market and political systems, as well as to possible currency transfer restrictions, delays and disruptions in settlement of transactions, and higher volatility than found in developed countries.

NOTE 4 - INVESTMENT ADVISORY AND OTHER AGREEMENTS:

         Capstone Asset Management Company ("CAMCO"), a wholly-owned subsidiary of Capstone Financial Services, Inc. serves as investment adviser to the Domestic All-Cap Equity, Small-Cap Equity, International Equity, Select Bond and Short- Term Select Bond Funds. CAMCO receives compensation for its services as investment adviser. The fee is accrued daily and paid monthly based on each Fund's average daily net assets. The Multi-Manager Equity Fund is advised by Russell Investment Management Company ("RIMCo"). RIMCo receives compensation from the Fund for its services as investment adviser. The fee for RIMCo is accrued daily and paid monthly based on the Fund's average daily net assets. Pursuant to the terms of each investment advisory agreement, CAMCO and RIMCo have full discretion to manage the assets of the Funds in accordance with its investment objectives.

         The advisory fee for the Multi-Manager Equity Fund is calculated at an annual rate of 0.55% and is paid monthly to RIMCo. While RIMCo serves as investment adviser, there are five money managers currently associated with this
Fund: AllianceBernstein L.P., Ark Asset Management Co., Inc., Jacobs Levy Equity Management, Inc., Lord Abbett & Company, LLC and MFS Institutional Advisors Inc. The money managers have no affiliations with the Steward Funds or their service providers other than their management of the assets of the Multi-Manager Equity Fund. RIMCo is responsible for payment of fees to these money managers.

         The advisory fees for the Domestic All-Cap Equity Fund are calculated at the annual rate of 0.15% on the first $500 million of the Fund's average daily net assets. The rate then declines to 0.125% on the next $500 million of average daily net assets, and to 0.10% on average daily net assets in excess of $1 billion. The Small-Cap Equity Fund pays advisory fees at a rate of 0.50% on the first $100 million, 0.45% on the next $150 million, 0.35% on the next $250 million, 0.30% on the next $250 million, and 0.275% on assets over $750 million. The International Equity Fund pays 0.30% on the first $500 million of average daily net assets, and then the rate declines to 0.25% on the next $500 million of average daily net assets, and to 0.20% on average daily net assets in excess of $1 billion. The Select Bond Fund the advisory fees are calculated at the annual rate of 0.25% on the first $500 million of the Fund's average daily net assets. The rate declines to 0.20% on the next $500 million of average daily net assets, and to 0.175% on average daily net assets in excess of $1 billion. Short-Term Select Bond Fund pays

0.25% on the first $500 million of average daily net assets. The rate declines to 0.20% on the next $500 million of average daily net assets, and to 0.175% on average daily net assets in excess of $1 billion.

         Pursuant to the terms of an administration agreement, CAMCO will supervise the Funds' daily business affairs, coordinate the activities of persons providing services to the Funds, and furnish office space and equipment to the Funds. As compensation for its services, CAMCO receives a monthly fee from each Fund calculated at the annual rate of 0.075% on each Fund's first $500 million of average daily net assets and 0.06% on average daily net assets in excess of $500 million and 0.05% on assets over $1 billion.

         Capstone Asset Planning Company ("CAPCO") serves as the Distributor of the Funds' shares. CAPCO is an affiliate of CAMCO, and both are wholly owned subsidiaries of Capstone Financial Services.

         Each of the Funds has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act whereby the Fund's assets are used to compensate CAPCO for costs and expenses incurred in connection with the distribution and marketing of shares of each Fund and servicing of each Fund's Individual Class shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses for prospective investors, advertising literature, and costs of personnel involved with the promotion and distribution of the Funds' shares. Under the Plan, the Funds pay CAPCO an amount computed monthly at an annual rate of 0.25% of each Fund's Individual Class average daily net assets (including reinvested dividends paid with respect to those assets). Of this amount, CAPCO may allocate to securities dealers, (which may include CAPCO itself) and other financial institutions and organizations (collectively "Service Organizations") amounts based on the particular Fund's average net assets owned by stockholders for whom the Service Organizations have a servicing relationship.

         Certain officers of the Steward Funds are also officers of CAMCO and CAPCO.

         Citi Fund Services Ohio, Inc. ("Citi Ohio"), serves as the Funds' transfer agent and fund accountant. Under the terms of the Transfer Agency Agreement, Citi Ohio will be paid for annual class fees and per account fees. Per the Fund Accounting Agreement, Citi Ohio is entitled to receive a monthly fee from each Fund calculated at the annual rate of 0.07% of each Fund's average daily net assets.

         Steward Fund Consultants, Inc. ("SFC") serves as a consultant to the Funds. SFC is a wholly-owned subsidiary of Steward Financial Holdings, Inc., which is wholly-owned by the Assemblies of God Foundation. Per the consulting agreement, SFC receives its fee quarterly, based on the annual average aggregate daily net assets of the Funds as follows:

First        $  200,000,000              0.10%
Next         $  200,000,000             0.075%
Next         $  200,000,000              0.06%
Next         $  400,000,000              0.05%
Over         $1,000,000,000              0.04%

NOTE 5 - PURCHASES AND SALES OF SECURITIES:

         Purchases and sales of portfolio securities (excluding short-term securities and U.S. government securities) for the period ended October 31, 2007 were as follows:

                                                                    PURCHASES              SALES
                                                                   -----------          -----------
Multi-Manager Equity Fund ...................................      $99,954,146          $91,272,122
Domestic All-Cap Equity Fund ................................       10,869,077           12,437,009
Small-Cap Equity Fund .......................................        9,935,736           11,995,286
International Equity Fund ...................................       11,056,744            5,699,222
Select Bond Fund ............................................       12,006,893            7,325,488
Short-Term Select Bond Fund .................................       10,474,144            9,412,102

NOTE 6 - FEDERAL INCOME TAX INFORMATION

         As of October 31, 2007, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

                                                                                                                NET UNREALIZED
                                                                          TAX UNREALIZED     TAX UNREALIZED      APPRECIATION
FUND                                                     TAX COST          APPRECIATION      (DEPRECIATION)     (DEPRECIATION)
----                                                   ------------       --------------     --------------     --------------
Multi-Manager Equity Fund ........................     $157,452,966        $30,817,128        $(3,497,755)        $27,319,373
Domestic All-Cap Equity Fund .....................       73,748,696         23,178,431         (4,416,799)         18,761,632
Small-Cap Equity Fund ............................       40,239,734          7,621,243         (4,993,944)          2,627,299
International Equity Fund ........................       32,926,231          8,689,076           (669,922)          8,009,245
Select Bond Fund .................................      108,185,237            419,299         (1,797,914)         (1,378,615)
Short-Term Select Bond Fund ......................       22,528,923            206,303            (85,904)            120,399

         Under current tax law, capital losses realized after October 31 of a Fund's fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post October capital losses, which will be treated as arising on the first business day of the fiscal year ending April 30, 2008:

                                          POST-OCTOBER LOSS
                                          -----------------
Select Bond Fund .................             $533,415

         As of October 31, 2007, the following Funds had net capital loss carryforwards, which are available to offset future realized gains.

                                            AMOUNT              EXPIRES
                                           --------             -------
Select Bond Fund ...................       $634,076              2014
                                            388,125              2015
Short-Term Select Bond Fund                   9,824              2015

         The tax character of current year distributions paid and the tax basis of current components of accumulated earning (deficit) will be determined at the end of the current tax year, April 30, 2008.

Distribution Information

         The tax character of distributions paid during the period ended October 31, 2007 was as follows:

                                                            ORDINARY INCOME             CAPITAL GAINS
                                                            ---------------             -------------
Steward Multi-Manager Equity Fund ......................       $  276,249                 $        -
Steward Domestic All-Cap Equity Fund ...................        1,539,685                     11,087
Steward Small-Cap Equity Fund ..........................                -                  5,179,433
Steward Select Bond Fund ...............................        4,066,576                          -

NOTE 7 - CONTINGENCIES AND COMMITMENTS

         In the normal course of business, the Funds enter into contracts that contain various representations and warranties and provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims against the Funds and is presently unknown. However, based on experience, the Funds consider the risk of loss from such potential claims to be remote.

NOTE 8 - SUBSEQUENT EVENT

         At its regular meeting held November 30, 2007, the Board of Directors of the Steward Funds approved the replacement of one of the money managers of Steward Multi-Manager Equity Fund. Ark Asset Management Co., Inc. was replaced by BlackRock Capital Management, Inc. effective December 12, 2007.

--------------------------------------------------------------------------------
GENERAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

PROXY VOTING POLICY AND VOTING RECORDS

         A description of the policies and procedures that the Steward Funds use to determine how to vote proxies and information regarding how each Fund voted proxies during the most recent 12 month-period ended June 30, is available without charge, (i) by calling 1-800-262-6631, or (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

         The Steward Funds file a complete Schedule of Portfolio Investments with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q no later than 60 days following the close of the quarter. Forms N-Q are available without charge on the SEC's website at http://www.sec.gov. The Steward Funds' Form N-Q may be reviewed, or, for a fee, may be copied at the SEC's Public Reference Room in Washington, D.C. Information about the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

--------------------------------------------------------------------------------
CONTINUATION OF INVESTMENT ADVISORY CONTRACT AND SUB-ADVISORY CONTRACTS FOR STEWARD MULTI-MANAGER EQUITY FUND
--------------------------------------------------------------------------------

         The Board considered the continuation of the investment advisory and sub-advisory agreements for Steward Multi-Manager Equity Fund ("Fund") at its meetings held February 27, 2007 and May 1, 2007. At the February 27, 2007 meeting, the Fund's independent directors reviewed information that had been supplied to them in advance of the meeting by the Fund's investment adviser, Russell Investment Management Company ("RIMCo"), in response to a request from counsel. They also noted that they had been provided with a memorandum from Fund counsel regarding their responsibilities in reviewing and continuing Fund investment advisory agreements, including sub-advisory agreements. The independent directors were aware that investment advisory agreements for Steward Multi-Manager Equity Fund were still within their initial two-year terms. They noted, however, that it was their general custom to review investment advisory arrangements annually, to the extent practicable, and that it was preferable to review all advisory contracts at one meeting.

         The independent directors considered information regarding RIMCo's management processes with respect to the Fund and how it coordinates the activities of the Fund's sub-advisers -- Alliance Bernstein, L.P., Ark Asset Management Co., Inc., Jacobs Levy Equity Management, Inc., Lord, Abbett & Company, LLC and MFS Institutional Advisors Inc. The independent directors considered the Fund's fee schedule, under which the Fund pays fees to RIMCo, out of which RIMCo pays fees of the Fund's sub-advisers. They noted that the Fund's advisory fees were below the average and median of advisory fees paid by a peer group of investment companies. They noted that the Fund's advisory fees were also moderate relative to other socially screened investment companies. They reviewed information on RIMCo's profitability and noted RIMCo's statement that further economies of scale were unlikely since most of the sub-advisor fee breakpoints had already been reached. They also noted that the Fund's expense ratio was moderate relative to those of the peer group. They did note, however, that the Fund's performance was lagging its benchmark. Counsel to the independent directors suggested, and the independent directors agreed, that RIMCo should be questioned regarding what they proposed to do about the Fund's performance. Following further discussion, the independent directors determined that their decision regarding continuation of the investment advisory contract and sub-advisory agreements for Steward Multi-Manager Equity Fund would be postponed until the May, 2007 Board meeting so that they could pursue with RIMCo questions regarding that Fund's performance. At that time, the agreements would still be well within their intial term. This decision was reported to the full Board. Mr. Jaroski, a director affiliated with the Fund's administrator, stated that Fund management would prepare a letter to RIMCo addressing the Board's concerns about the performance of the Fund. It was also agreed that management would organize an internal conference call with the portfolio manager of the Fund and report back to the Board.

         At a meeting held May 1, 2007, Mr. Jaroski discussed with the Board the results of the conference call with Ms. Theresa Ghandi, the RIMCo Portfolio Manager for Steward Multi-Manager Equity Fund. Ms. Ghandi stated that the Fund's social screen was hurting the Fund's performance and that underperformance of benchmarks was also due to particular stocks selected for the Fund by certain of its sub-advisers, rather than failures of general style. Mr. Jaroski reported that Ms. Ghandi did confirm that allocations to small cap stocks had been changed from 8% to 6%. Mr. Jaroski noted that RIMCo stated that they had no present plans to change money managers. Mr. Jaroski noted that the Board had reviewed all of RIMCo's other materials relevant to continuation of the investment advisory and sub-advisory agreements at the February 27, 2007 meeting and noted that counsel to the Fund's independent directors had advised that the Board, once it had received the additional information it requested on the Fund's performance, could proceed to act on the continuation of the advisory contract between RIMCo and the Fund and on the continuation of the Fund's sub-advisory agreements. The directors, including the independent directors, reviewed their deliberations concerning these agreements at the February 27, 2007 Board meeting. Following discussion of the conversation with Ms. Ghandi and consultation with Fund counsel, the Board and the independent directors determined that the explanations of Ms. Ghandi were satisfactory, especially in light of the relatively short time this Fund had been in existence. Thus, the full Board and the independent directors, voting separately and unanimously, determined to continue the Fund's investment advisory and sub-advisory contracts for an additional year beyond their current term.

--------------------------------------------------------------------------------
EXPENSE EXAMPLES (UNAUDITED)
--------------------------------------------------------------------------------

         As a shareholder of the Steward Funds, you may incur a small account fee if your account is under $200. You will also incur ongoing costs, including management fees, distribution fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Steward Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

         The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 through October 31, 2007.

ACTUAL EXPENSES

         The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                                     BEGINNING           ENDING            EXPENSES PAID          EXPENSE RATIO
                                                   ACCOUNT VALUE      ACCOUNT VALUE        DURING PERIOD*         DURING PERIOD
                                                      5/1/07             10/31/07        5/1/07 - 10/31/07      5/1/07 - 10/31/07
                                                   -------------      -------------      -----------------      -----------------
Steward Multi-Manager Equity Fund
   Individual Class ...........................      $1,000.00          $1,054.50              $6.68                  1.29%
   Institutional Class ........................       1,000.00           1,055.10               5.39                  1.04%
Steward Domestic All-Cap Equity Fund
   Individual Class ...........................       1,000.00           1,048.00               4.49                  0.87%
   Institutional Class ........................       1,000.00           1,049.30               3.20                  0.62%
Steward Small-Cap Equity Fund
   Individual Class ...........................       1,000.00           1,009.50               8.10                  1.60%
   Institutional Class ........................       1,000.00           1,011.60               6.90                  1.36%
Steward International Equity Fund
   Individual Class ...........................       1,000.00           1,157.50               4.11                  1.19%
   Institutional Class ........................       1,000.00           1,159.00               3.46                  1.00%
Steward Select Bond Fund
   Individual Class ...........................       1,000.00           1,020.00               1.61                  0.94%
   Institutional Class ........................       1,000.00           1,021.00               1.18                  0.69%
Steward Short-Term Select Bond Fund
   Individual Class ...........................       1,000.00           1,023.80               1.93                  1.12%
   Institutional Class ........................       1,000.00           1,025.10               1.48                  0.86%

* Expenses are equal to the average account value times the Fund's annualized expense ration multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

         The table below provides information about hypothetical account values and hypothetical expenses based on each Steward Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

         Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The expenses do not include any redemption or small account fees, which funds, in certain circumstances, may assess. The Funds do not charge transactional costs, such as sales charges (front or back end loads) or exchange fees, although other funds might. Therefore, this table is useful only in comparing ongoing costs and will not help you determine the relative total costs of owning different funds.

                                                     BEGINNING           ENDING            EXPENSES PAID          EXPENSE RATIO
                                                   ACCOUNT VALUE      ACCOUNT VALUE        DURING PERIOD*         DURING PERIOD
                                                      5/1/07             10/31/07        5/1/07 - 10/31/07      5/1/07 - 10/31/07
                                                   -------------      -------------      -----------------      -----------------
Steward Multi-Manager Equity Fund
   Individual Class ...........................      $1,000.00          $1,018.70              $6.56                  1.29%
   Institutional Class ........................       1,000.00           1,019.96               5.30                  1.04%
Steward Domestic All-Cap Equity Fund
   Individual Class ...........................       1,000.00           1,020.82               4.43                  0.87%
   Institutional Class ........................       1,000.00           1,022.08               3.16                  0.62%
Steward Small-Cap Equity Fund
   Individual Class ...........................       1,000.00           1,017.14               8.13                  1.60%
   Institutional Class ........................       1,000.00           1,018.35               6.92                  1.36%
Steward International Equity Fund
   Individual Class ...........................       1,000.00           1,019.21               3.85                  1.19%
   Institutional Class ........................       1,000.00           1,020.16               3.24                  1.00%
Steward Select Bond Fund
   Individual Class ...........................       1,000.00           1,020.47               1.61                  0.94%
   Institutional Class ........................       1,000.00           1,021.73               1.18                  0.69%
Steward Short-Term Select Bond Fund
   Individual Class ...........................       1,000.00           1,019.56               1.92                  1.12%
   Institutional Class ........................       1,000.00           1,020.87               1.48                  0.86%

* Expenses are equal to the average account value times the Fund's annualized expense ration multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

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

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                                       84

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                                       85

                                [LOGO OF STEWARD]
                                   STEWARD(SM)
                             ----------------------
                             M U T U A L  F U N D S

------------------------------
  Visit us online at
  WWW.STEWARDMUTUALFUNDS.COM
------------------------------

                             STEWARD FUNDS
---------------------------------------------------------------
                             MANAGING WEALTH, PROTECTING VALUES

                                  STEWARD MULTI-MANAGER EQUITY FUND

                                  STEWARD DOMESTIC ALL-CAP EQUITY FUND

                                  STEWARD SMALL-CAP EQUITY FUND

                                  STEWARD INTERNATIONAL EQUITY FUND

                                  STEWARD SELECT BOND FUND

                                  STEWARD SHORT-TERM SELECT BOND FUND

For more complete information about the Steward Funds, including charges and expenses, contact the Distributor to receive a prospectus. Please read it carefully before you invest or send money.

                                                 Distributed by:
                                                 Capstone Asset Planning Company
                                                 5847 San Felipe, Suite 4100
                                                 Houston, Texas 77057
                                                 1-800-262-6631
                             [LOGO OF CAPSTONE]  info@capstonefinancial.com

ITEM 2. CODE OF ETHICS.

        (A) THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS. THIS CODE OF ETHICS IS INCLUDED AS AN EXHIBIT.

        DURING THE PERIOD COVERED BY THE REPORT, WITH RESPECT TO THE REGISTRANT'S CODE OF ETHICS THAT APPLIES TO ITS PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS; THERE HAVE BEEN NO AMENDMENTS TO, NOR ANY WAIVERS GRANTED FROM, A PROVISION THAT RELATES TO ANY ELEMENT OF THE CODE OF ETHICS DEFINITION ENUMERATED IN PARAGRAPH (B) OF THIS ITEM 2.

        NOT APPLICABLE - ONLY FOR ANNUAL REPORTS.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

        (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

               (i) Has at least one audit committee financial expert serving on its audit committee; or

               (ii) Does not have an audit committee financial expert serving on its audit committee.

            (2) If the registrant provides the disclosure required by paragraph
            (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

               (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

               (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

            (3) If the registrant provides the disclosure required by paragraph
            (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

NOT APPLICABLE - ONLY FOR ANNUAL REPORTS.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

        (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

        (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

        (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

        (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

        (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

              (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

        (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

        (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

NOT APPLICABLE - ONLY FOR ANNUAL REPORTS.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

        (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.
        (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

NOT APPLICABLE.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

NOT APPLICABLE.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

    A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

NOT APPLICABLE.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

NOT APPLICABLE.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

NOT APPLICABLE.

ITEM 11. CONTROLS AND PROCEDURES.

(A) THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS CONDUCTED WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THESE DISCLOSURE CONTROLS AND PROCEDURES ARE ADEQUATELY DESIGNED AND ARE OPERATING EFFECTIVELY TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE TIME PERIODS SPECIFIED IN THE SECURITIES AND EXCHANGE COMMISSION'S RULES AND FORMS.

(B) THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE SECOND FISCAL QUARTER OF THE PERIOD COVERED BY THIS REPORT THAT HAVE MATERIALLY AFFECTED OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 12. EXHIBITS.

         (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

         (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. NOT APPLICABLE - ONLY EFFECTIVE FOR ANNUAL REPORTS.

         (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). CERTIFICATIONS PURSUANT TO RULE 30a-2(a) ARE ATTACHED HERETO.

         (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. NOT APPLICABLE.

         (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference. CERTIFICATIONS PURSUANT TO RULE 30a-2(b) ARE FURNISHED HEREWITH.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)         CAPSTONE SERIES FUND, INC.
           ----------------------------------------

By (Signature and Title)* /s/ Edward Jaroski
                          -------------------------
                          Edward Jaroski, President
Date  January 4, 2008
    -----------------

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Edward Jaroski
                          -------------------------
                          Edward Jaroski, President
Date  January 4, 2008
    -----------------

By (Signature and Title)* /s/ Carla Homer
                          ----------------------
                          Carla Homer, Treasurer
Date  January 4, 2008
    -----------------

* Print the name and title of each signing officer under his or her signature.